UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      6/30/12

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2012

Lazard Funds Semi-Annual Report

U.S. Equity

Lazard U.S. Equity Concentrated Portfolio

Lazard U.S. Strategic Equity Portfolio

Lazard U.S. Mid Cap Equity Portfolio

Lazard U.S. Small-Mid Cap Equity Portfolio

Global Equity

Lazard Global Listed Infrastructure Portfolio

International Equity

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Emerging Markets

Lazard Emerging Markets Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Strategy Portfolio

Lazard Emerging Markets Debt Portfolio

Real Estate

Lazard U.S. Realty Income Portfolio

Lazard U.S. Realty Equity Portfolio

Lazard International Realty Equity Portfolio

U.S. Fixed Income

Lazard U.S. High Yield Portfolio

Lazard U.S. Municipal Portfolio

Global Fixed Income

Lazard Global Fixed Income Portfolio

Tactical Asset Allocation

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Funds

The Lazard Funds, Inc. Table of Contents

2	Investment Overviews
15	Performance Overviews
35	Information About Your Portfolio’s Expenses
39	Portfolio Holdings Presented by Sector
41	Portfolio Holdings Presented by Region and Credit Rating
42	Portfolios of Investments
42	Lazard U.S. Equity Concentrated Portfolio
43	Lazard U.S. Strategic Equity Portfolio
45	Lazard U.S. Mid Cap Equity Portfolio
47	Lazard U.S. Small-Mid Cap Equity Portfolio
49	Lazard Global Listed Infrastructure Portfolio
51	Lazard International Equity Portfolio
53	Lazard International Equity Select Portfolio
55	Lazard International Strategic Equity Portfolio
57	Lazard International Small Cap Equity Portfolio
59	Lazard Emerging Markets Equity Portfolio
61	Lazard Developing Markets Equity Portfolio
63	Lazard Emerging Markets Equity Blend Portfolio
65	Lazard Emerging Markets Multi-Strategy Portfolio
76	Lazard Emerging Markets Debt Portfolio
83	Lazard U.S. Realty Income Portfolio
85	Lazard U.S. Realty Equity Portfolio
86	Lazard International Realty Equity Portfolio
88	Lazard U.S. High Yield Portfolio
93	Lazard U.S. Municipal Portfolio
97	Lazard Global Fixed Income Portfolio
102	Lazard Capital Allocator Opportunistic Strategies Portfolio
104	Notes to Portfolios of Investments
108	Statements of Assets and Liabilities
114	Statements of Operations
120	Statements of Changes in Net Assets
129	Financial Highlights
150	Notes to Financial Statements
169	Proxy Voting Results
170	Board of Directors and Officers Information
172	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. Investment Overviews

U.S. Equities
The U.S. equity market rose robustly during the first quarter of 2012, and modestly declined during the second quarter. During the first three months of the year, the market rallied due to heightened global growth prospects, continued easing of monetary policy, and positive developments in the European debt crisis. In the United States, economic indicators such as manufacturing, vehicle sales, and housing data all improved. The market also benefited from upbeat sentiment from the Eurozone, as the European Union (E.U.) continued to make progress toward restructuring Greece’s debt and the European Central Bank (ECB) implemented the second round of its Long Term Refinancing Operation (LTRO), which provides low cost funds to European banks in order to bolster their liquidity. In the second quarter, the market’s decline was primarily due to concerns about Europe, particularly the prospect that Greece may exit the Eurozone and cause subsequent contagion in the financial markets. Investors were also disappointed that U.S. employment and economic indicators were lower than expected. In response to concerns about the U.S. economic recovery, the U.S. Federal Reserve indicated that it would extend Operation Twist through year end. On the last day of the quarter, the U.S. market rallied on the news that Eurozone leaders agreed to substantial policy changes which move the Eurozone closer toward fiscal integration, including the creation of a central bank regulator.

International Equities
The six-month period ended June 30, 2012 was volatile and international equity markets concluded the period higher. A number of macroeconomic events moved markets up and down. The LTRO conducted by the ECB in December 2011 and February 2012 provided over a trillion dollars of three-year financing at 1% interest rates. This substantially eased financing issues for European banks and, to some extent, Spanish and Italian sovereigns during the initial months of 2012. However, despite monetary easing measures, conditions in the Eurozone’s peripheral economies began to deteriorate in March. Investors feared a potential Greek exit from the Eurozone following the country’s inability to form a coalition government in early May. Subsequent elections in June led to the victory of a pro-bailout party, and stabilized Greece’s position in the Eurozone, at least in the short term. In Spain, conditions within the financial sector weakened, leading investors to question the ability of the Spanish government to contain the banking crisis amid rising borrowing costs and a weak economic environment. In June, Spain requested a $125 billion rescue aid package from the E.U. in order to bolster its financial sector. However, investor sentiment improved in June following an E.U. summit at the end of the month, which called for the establishment of a single banking supervisor, as well as the ability of the European Stability Mechanism to directly inject capital into troubled banks. Japan performed strongly in the first quarter of 2012, but later reported larger-than-expected trade deficits due to diminished exports to Europe and higher energy imports. In the emerging markets, China announced further monetary easing by reducing interest rates and decreasing bank reserve requirements as Chinese exports and manufacturing activity declined. From a sector perspective, market leadership was mixed, as neither traditionally defensive nor cyclical sectors prevailed. Outperforming sectors included consumer discretionary, financials, and consumer staples. In contrast, energy, materials, and information technology were among the worst-performing sectors.

Emerging Markets Equities and Debt
After delivering strong performance in late 2011, equities in the developing world extended their strength into the first quarter of 2012, due to improving growth in the world economy, as well as the ECB’s introduction of its LTRO to address European sovereign debt issues. Subsequently, emerging market stocks fell in the second quarter (particularly in May), primarily due to concerns over European sovereign debt sustainability and global growth. However, a rebound in June helped to curtail losses for the second quarter. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) gained almost 4% during the six-month period ended June 30, 2012, in U.S. dollar terms, with Latin American equities faring worse than their counterparts in Asia and Eastern Europe.

Latin American markets had slight losses year to date, with Brazil declining amid worries about corporate earnings and government economic policy, while Argentina, which is not a constituent of the EM Index, plunged dramatically following government expropriation of the majority of oil company YPF. Peruvian and Colombian equities, however, rose as a result of stable commodity prices, and Mexican equities also outperformed.

Most Asian markets finished higher year to date. Shares in the Philippines and Thailand performed particularly well, aided by robust growth. Indian shares rebounded after performing poorly at the end of 2011. Indonesian equities, which have

2  Semi-Annual Report

been among the strongest performers over the last two years, declined modestly as a result of government indecision over whether or not to reduce subsidies for fuel prices.

Eastern European markets were bolstered by the introduction of the LTRO. This helped support shares in Hungary and Poland. Meanwhile, stronger oil prices early in the year helped stocks in Russian oil companies, but these gains were reversed when oil prices fell sharply in the second quarter. Both Egyptian and Turkish equities rebounded strongly from weak performance late last year.

In terms of sector performance, materials, energy, and consumer discretionary stocks performed relatively poorly. The health care, information technology, and consumer staples sectors were the strongest performers.

In emerging market debt, markets rallied extensively through most of the first four months of the year, and then sharply sold off in May. While external and local debt markets returned nearly the same amount for the first half of 2012, the return patterns differed. Local markets had significant foreign exchange gains in January and February, which were then eliminated through losses in May. Though external markets sold off in May as well, the returns were much more consistent for the asset class. Asset prices rallied in June as a result of potential easing from the United States and the better-than-expected E.U. summit, at which European leaders outlined the long-run collectivization of liabilities and short-run debt purchasing program to give much-needed relief to sovereign debt spreads.

Real Estate Securities
The global and domestic outlook for commercial real estate and listed property shares continues to be positive, even when faced with an ample collection of fiscal, political, macroeconomic, capital market, and competitive challenges. In general, during the first half of 2012, the global commercial real estate market benefited from economic growth, strong demographics in emerging markets, and little new supply due to constrained bank lending. Furthermore, from a capital demand perspective, the asset class benefited from attractive relative yields in a persistently low yield environment.

More specifically, demand for commercial real estate continued to outstrip supply, particularly in the more rapidly growing economies of China or in demographically favorable Brazil. Hong Kong and Singapore have posted strong per-

formance in the first half of the year, and remain stable markets, although higher relative and absolute valuations in these markets warrant investing with more caution. Europe continued to struggle under the weight of political instability, fiscal failures, capital markets weakness, high unemployment, and tepid economic growth. However, recent property and equity market underperformance in Europe is beginning to reveal high-quality bargains in European commercial properties and listed property shares.

In the United States, the capital markets recovery that began in March 2009, and the commercial real estate market recovery that followed, continues at a pace that varies depending on property sector and region. At the end of the first half of the year, all core sectors in all regions have shown occupancy improvements while approximately one-half of the markets have seen positive rent gains. Strong REIT (real estate investment trust) share price outperformance through the first half of the year was supported by healthy earnings growth driven through improvement in property-level fundamentals and a continued ability to enhance balance sheets with lower cost of capital due to low interest rates. Price support for the REIT sector has also been driven by the sector’s competitive (and growing) yield among lower yielding alternatives.

Domestically, demand continues to outpace supply in all property sectors (apartments, retail, industrial, office, and lodging) creating a favorable pricing environment for landlords. Prospects for rent growth at the property level are highly dependent on geographic submarkets, where the growing and high-barrier-to-entry markets of San Francisco, New York, Seattle, and West Los Angeles are showing the strongest property-level growth. While U.S. REIT share prices reflect a premium to underlying property values, we believe public market valuations should continue to be supported by high relative dividend yields, growth rates, and conservative leverage.

High Yield Fixed Income
For the first half of 2012, the U.S. high yield market posted strong absolute and relative returns, outperforming most fixed-income sectors, yet lagging domestic equities. Lower-quality and CCC-rated credits materially outperformed in the first quarter, but lagged in the second quarter as economic growth appeared to lose momentum and Western European sovereign and systemic issues moved to the forefront.

Semi-Annual Report  3

High yield credit spreads tightened by approximately 80 basis points over the first half of 2012 to 645 basis points over Treasuries. Intermediate Treasury yields declined about 20 basis points during the first half. Default rates started to rise modestly from last year. The Moody’s trailing twelve-month issuer default rate was 3.1% as of June 2012, up from 1.9% in December of 2011. Approximately $140 billion in new issues were sold in the first half of 2012, although volume slowed by late June. High yield mutual fund flows were generally robust over the first half of 2012, and totaled about $20 billion. High yield exchange traded funds (ETFs) have gained in popularity, and as of June 30, 2012 total about $26 billion in assets.

U.S. Municipal Fixed Income
For many U.S. states, fiscal conditions are continuing to improve, but the recovery is sluggish and many states’ budgets are still below their pre-2008 levels. According to the recent Fiscal Survey of States, a report issued by the National Governors Association, state budgets in fiscal year 2012 (FY12) continue to be squeezed by constrained revenues, increased expenditure pressures, reductions in federal funding, and the need to replenish reserves and provide resources for critical areas that were cut during the recession. States have actively cut expenditures across the board. The projected budget gaps are significantly lower this year: 11 states are projecting, in aggregate, $23.2 billion in budget gaps for FY14.

Despite the challenging macroeconomic environment and negative headline risk from struggling municipalities, the municipal sector’s impressive relative performance continued, with notable returns in April and May. Year-to-date through June 30, 2012, the municipal sector has posted returns of 3.66%, significantly outperforming Treasuries, which returned 1.51%.

Municipal bonds continued to benefit from strong investor demand, as measured by municipal bond mutual fund net inflows. In fact, these inflows, coupled with reinvestment (maturities, calls, and coupon), were strong enough to absorb a significant increase in the level of tax-exempt issuance. Second-quarter new-issue supply was up approximately 45% over the first quarter and is up 69% for the year-to-date through June 30, 2012 versus the same period last year. The bulk of this activity was due to the large number of refunding issues, which were up approximately 126% from the pre-

vious year. New financings increased by a modest 11% in comparison, highlighting issuers’ tentativeness to dramatically increase their overall debt.1 Finally, issuers considered to be higher risk posted the highest returns, as investors sought to capture additional yield in order improve income as well as to protect asset values from rising interest rate expectations.

Global Fixed Income
Two themes captured financial market behavior during the first quarter of 2012: reversion to the mean and European crisis fatigue. Despite lingering uncertainty regarding Greece, Spain, and the rest of peripheral Europe, and negative credit rating actions on European sovereigns and banks, risk appetite resurfaced—inciting a vigorous equity rally, tightening of credit spreads, and a generally weaker U.S. dollar. Abundant liquidity provided by the LTRO, in addition to an accommodative U.S. Federal Reserve, added fuel to the fire, to the benefit of growth-sensitive investments. The mood was quickly reversed, as the second quarter of 2012 brought heightened volatility with rates generally rallying around the world as euro-related risk aversion increased, and global growth expectations weakened. Lower inflationary pressures in many countries also reinforced the downward movement in rates. Ten-year U.S. government bond yields dropped from 2.4% (the recent high in mid-March) to a historical low of 1.4% on June 1 on the heels of surprisingly weak employment data—only to rebound to 1.7% by the end of June. Other markets followed suit, including German 10-year maturity bunds, whose yield reached a new low near 1.2% at the beginning of June, but ended the quarter at 1.6%. In contrast, Italian and Spanish bonds underper-formed and were not able to sustain yield levels below 5%, and their 10-year maturity bonds backed up to 6.2% and 7.1%, respectively, by early June. Fear of bank runs in Spain introduced an additional layer of urgency to the European saga as investor confidence has eroded and will likely prove a delicate matter to repair. Recent price action highlights the sensitivity (and market addiction) to central bank liquidity, and the short-lived benefits of the LTRO initiative in Europe. The eagerly anticipated E.U. summit in late June exceeded expectations, and on the last trading day of June, these Italian and Spanish bonds staged an impressive rally back down to 5.8% and 6.3%, respectively.

The Reserve Bank of Australia has engineered a substantially looser monetary policy to offset tighter fiscal policy as

4  Semi-Annual Report

their recent budget included measures to create a surplus, which resulted in rates declining by more than 100 basis points across the yield curve during the second quarter. Brazil also cut rates by 50 basis points during May to 8.50%, in an effort to counteract slowing growth (and possibly weaken the real). In contrast, Poland unexpectedly raised interest rates by 25 basis points during May, citing inflationary pressures related to currency weakness, but its central bank also suggested that this may be the only rate hike. Canada also signaled a more hawkish stance due to buoyant domestic conditions and a strong housing market.

Global corporate bond sales slowed from the record pace of the first quarter as companies cut borrowing, even with yields at historic lows. In contrast to being stable in the first quarter of 2012, spreads widened in many credit sectors in the second quarter, lagging the flattening of government yield curves. Returns for the first half were still positive for most sectors, however, and with many government bonds trading at such low yields, the break-even points for non-government sectors appear even more compelling. High-yield bonds held up well, possibly supported by supply-demand dynamics; nevertheless, this posed a rare break in the historical linkage with equity performance. Emerging market debt (and equities) sold off in May, but began to recover in June.

Currencies were mixed, and extremely volatile from quarter to quarter, bearing the brunt of European events but also driven by local domestic events. The U.S. dollar rallied against many currencies, but not to the extent seen in September 2011.

Lazard U.S. Equity Concentrated Portfolio2
For the six months ended June 30, 2012, the Lazard U.S. Equity Concentrated Portfolio’s Institutional Shares posted a total return of 6.70%, while Open Shares posted a total return of 6.67%, as compared with the 7.51% return for the Russell 1000 Value/S&P 500 Linked Index, and the 8.68% return for the Russell 1000® Value Index.3

Stock selection in the information technology sector contributed to performance. Shares of Apple rose due to strong quarterly earnings and we exited this position during the reporting period. Stock selection in the consumer staples sector also helped returns, as shares of retailer Wal-Mart Stores rebounded after the company posted strong earnings.

In contrast, stock selection and an underweight position in the energy sector detracted from performance. Shares of global integrated energy company Hess declined after the company lowered production guidance and reported higher capital expenditures than expected. We exited this position during the reporting period. Stock selection and an overweight position in the consumer discretionary sector also hurt returns. Shares of auto parts manufacturer Lear declined largely due to fears about Europe.

Please note, effective May 31, 2012, the Portfolio changed its investment strategy and its name to Lazard U.S. Equity Concentrated Portfolio. The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies of any market capitalization and has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio’s benchmark was also changed from the Russell 1000 Value Index to the S&P 500® Index.

Lazard U.S. Strategic Equity Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 5.65%, while Open Shares posted a total return of 5.42%, as compared with the 9.49% return for the S&P 500 Index.

A lack of exposure to utilities contributed to performance, as the sector was one of the worst performers over the last six months. Stock selection and an underweight position in the energy sector also helped returns. Shares of Marathon Petroleum rose after the company reported earnings which exceeded expectations. During the first six months of this year, the company also nearly completed an $850 million accelerated share buyback, part of a recently announced $2 billion share repurchase program.

In contrast, stock selection in the information technology sector detracted from performance. Although a strong contributor to absolute performance, the Portfolio’s underweight position in Apple relative to the index detracted from relative returns, as the company rose due to strong quarterly earnings. Stock selection and an overweight position in the materials sector also hurt returns. Shares of Newmont Mining, which we exited during the period, declined roughly in line with other gold stocks, which weakened as the U.S. dollar strengthened.

Semi-Annual Report  5

Lazard U.S. Mid Cap Equity Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 3.12%, while Open Shares posted a total return of 2.99%, as compared with the 7.97% return for the Russell Midcap® Index.

Stock selection and an underweight position in the energy sector contributed to performance. Shares of Marathon Petroleum rose after the company reported quarterly earnings which exceeded expectations, primarily due to retail fuel and merchandise margins, as well as corporate expense. During the first six months of the year, the company nearly completed an $850 million accelerated share buyback, a portion of a recently announced $2 billion share repurchase program. Stock selection in the industrials sector also helped returns. Shares of private correctional facilities operator Corrections Corporation of America rose as the company announced the initiation of a quarterly cash dividend of $0.20 per share, beginning in June 2012. In addition, shares of Thomas & Betts rose as the company was offered a buy-out from a competitor. The position was subsequently sold from the Portfolio.

In contrast, stock selection and an overweight position in the information technology sector detracted from performance. Shares of NetApp, a storage and data management solutions provider, declined after the company reported quarterly results. Although earnings exceeded expectations, the market was disappointed by the company’s guidance, which was lower than estimated due to the macroeconomic environment. Stock selection in the consumer staples sector also hurt returns. Shares of consumer products company Energizer Holdings declined. Although the company reported quarterly earnings that were above expectations, investors were disappointed as management lowered guidance for the year due to economic uncertainty in Europe and foreign exchange headwinds. Stock selection in the consumer discretionary sector also detracted from performance. Shares of casino game manufacturer International Game Technology declined after the company reported disappointing quarterly results. The expectations shortfall was driven by a significant decline in new units due to a lack of casino openings, as well as lower margins in the company’s game operations business stemming from lower interest rates. We sold the position during the first quarter.

Lazard U.S. Small-Mid Cap Equity Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 7.11%, while Open Shares posted a total return of 6.94%, as compared with the 8.31% return for the Russell 2500® Index.

For the six-month period, stock selection in the consumer discretionary and energy sectors detracted from performance, while stock selection in the financials and industrials sectors helped returns.

Performance in the consumer discretionary sector was hurt by Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products for the automotive market. Shares of the company declined after it reduced its full-year earnings target during the period amid slowing sales in Europe. Tempur-Pedic International, a mattress manufacturer, also detracted from returns due to lower-than-anticipated earnings guidance. We exited the position in Tempur-Pedic during the period. Vera Bradley, a producer and retailer of fashion accessories for women, detracted from returns in the sector as well. Investors were skeptical that the company would be able to meet its earnings projections following a weak 2011 earnings announcement.

The main detractor in the energy sector was Rosetta Resources, an oil and gas exploration and production company. Shares of the company declined following a disappointing earnings announcement, which was due mainly to lower oil and natural gas prices. GulfMark Offshore, a provider of marine support services to the energy industry, also hurt returns in the sector after a weaker-than-expected earnings announcement.

Kilroy Realty, an office and industrial property REIT, outperformed in the financials sector. Investors were optimistic about the company’s growth prospects due to well-timed property acquisitions. Another REIT position, Extra Space Storage, also added to performance in the sector. Shares of Wintrust Financial, a provider of community-based banking services, rose following an earnings announcement that was much better than forecast.

In the industrials sector, Regal-Beloit, a manufacturer of solutions to control motion, torque, and electrical products, added to performance after providing better-than-expected

6  Semi-Annual Report

earnings guidance early in the period. Timken, a manufacturer of roller and ball bearings, also added to returns in the sector. Shares of the company rose after it announced stronger-than-expected earnings and raised its full-year guidance. We exited the position in Timken during the period as it reached our valuation expectations.

Lazard Global Listed Infrastructure Portfolio
For the six months ended June 30, 2012, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 5.75%, while Open Shares posted a total return of 5.57%, as compared with the 5.55% return for the UBS Global 50/50 Infrastructure & Utilities® Index and 5.91% return for the MSCI World® Index.

Tokyo Gas and Osaka Gas contributed to performance as these companies benefited from the decline in oil prices.

Fraport was among the largest contributors to returns over the six-month period. The Fraport share price advanced in line with improving sentiment about the European economic outlook during the first quarter and increasing passenger traffic at Frankfurt Airport.

Eurozone concerns weighed on the European positions in the Portfolio over the second quarter. Sovereign concerns along with a first-quarter 8.5% drop in Italian toll traffic resulted in negative performance from Atlantia, although the reduction in traffic was largely due to severe weather conditions in January and February, along with a truck drivers’ strike. Spanish toll road operator Abertis Infraestructuras was also negatively impacted by European contagion and detracted from returns.

Lazard International Equity Portfolio
For the six months ended June 30, 2012, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 7.13%, while Open Shares posted a total return of 6.99%, as compared with the 2.96% return of the MSCI EAFE® Index (Europe, Australasia, Far East).

The Portfolio’s outperformance over the first six months of this year was primarily due to stock selection. In the materials sector, stock selection was led by positions in Rexam, James Hardie Industries, and Xstrata. U.K. beverage can producer Rexam performed well as the company reported a robust pricing environment in Europe and faster-than-expected volume growth in the United States. Australian building materials company James Hardie benefited the Portfolio after reporting favorable results, while U.K. mining company Xstrata had a positive impact on performance due to anticipation of a potential merger with Glencore (Xstrata was sold during the period). Stock selection in the information technology sector also benefited the Portfolio, led by a position in Spanish travel information systems provider Amadeus, which performed well due to strong results, including market share gains. Emerging market positioning benefited the Portfolio as Brazilian credit card payment processor Cielo continued to perform well. In addition, South Korean electronics producer Samsung had a positive impact on performance following strong smartphone sales. Stock selection in emerging markets was also additive, led by the aforementioned Cielo and Samsung, as well as a position in South Africa’s Mr. Price Group, which we exited during the period.

In contrast, the Portfolio was negatively affected by stock selection in the consumer discretionary sector as a position in Yamada Denki weighed on returns after strong performance in 2011. We eliminated our position in this stock during the period. Stock selection in the health care sector also detracted from returns as Switzerland’s Novartis underperformed, due to increased competition from generics following the company’s loss of patent protection for its high blood pressure drug Diovan. Germany’s Merck also underperformed following a decline in first-quarter profits. Stock selection in the financials sector slightly detracted from returns. Positions in Swiss financial services firms Credit Suisse Group and Julius Baer had a negative impact on performance due to renewed concerns over the European debt crisis. We exited positions in both of these stocks during the period. Meanwhile, Brazil’s Banco do Brasil also detracted from returns, as the bank underperformed amid concerns over the Brazilian government’s focus on lowering interest rates.

We would also like to note that, during the second quarter of 2012, the Lazard International Equity Portfolio changed the maximum allocation to emerging market securities from 30% to 15%.

Lazard International Equity Select Portfolio
For the six months ended June 30, 2012, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 6.12%, while Open Shares posted a total return of 5.82%, as compared with the 2.77% return of the MSCI ACWI® ex-U.S. Index (All Country World ex-U.S. Index).

Semi-Annual Report  7

The Portfolio’s outperformance over the first six months of the year was primarily due to stock selection. In the materials sector, stock selection was led by positions in Rexam and Xstrata. U.K. beverage can producer Rexam performed well as the company reported a robust pricing environment in Europe and faster-than-expected volume growth in the United States. U.K. mining company Xstrata had a positive impact on the Portfolio due to anticipation of a potential merger with Glencore (Xstrata was sold during the period). Stock selection in the telecom services sector also benefited the Portfolio, led by a position in Telekomunikasi Indonesia, as the company performed well, driven by strong operating results. A position in Australian telecommunications provider Telstra performed well as the company reported earnings in line with consensus, reiterated guidance for fiscal year 2012, and announced a gradual dividend increase over time. Exposure to emerging markets also benefited the Portfolio, as positions in Brazilian credit card processor Cielo, Thailand’s Kasikornbank, and South Africa’s Mr. Price Group, as well as the aforementioned position in Telekomunikasi Indonesia, performed well.

In contrast, the Portfolio was negatively affected by stock selection in the consumer discretionary sector, as a position in Yamada Denki weighed on relative returns following strong performance in 2011. We eliminated our position in this stock during the period. Stock selection in the health care sector also detracted from relative returns, as Switzer-land’s Novartis underperformed due to increased competition from generics following the company’s loss of patent protection for its high blood pressure drug Diovan. U.K’s GlaxoSmithKline also underperformed as the company reported revenue declines in Europe.

We would also like to note that, during the second quarter of 2012, the Lazard International Equity Select Portfolio changed the maximum allocation to emerging market (EM) securities from 30% to the EM component of the MSCI ACWI ex-U.S. Index plus 15%.

Lazard International Strategic Equity Portfolio
For the six months ended June 30, 2012, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 8.03%, while Open Shares posted a total return of 7.97%, as compared with the 2.96% return for the MSCI EAFE Index.

The Portfolio outperformed the MSCI EAFE Index by a comfortable margin in the first half of 2012, primarily driven by stock selection. In the energy sector, oil services companies such as AMEC rose after reporting solid profits. In the materials sector, the Portfolio was helped by encouraging results from Symrise, a global flavors and fragrances manufacturer; James Hardie Industries, an Australian building materials company; and Rexam, a global beverage packaging company. The Portfolio also benefited from its low exposure to mining companies.

In the consumer discretionary sector, Sky Deutschland continued to make good progress towards its operational targets while securing key financing and content transactions, while Indonesian integrated media company Media Nusantara Citra again saw very strong demand for advertising on its channels. These positives offset a decline in the share price of cruise operator Carnival after the tragic accident involving its Costa vessel in Italy, and weak results from Japanese electrical appliances retailer Yamada Denki. We eliminated positions in both these stocks during the period. Among the Portfolio’s consumer staples holdings, beer company Anheuser-Busch InBev reported strong results, as did Associated British Foods in both its sugar and discount retail divisions. Performance in the health care sector was driven by profit growth at South African companies Aspen Pharmacare Holdings and Life Healthcare Group Holdings.

We would also like to note that, during the second quarter of 2012, the Lazard International Strategic Equity Portfolio changed the maximum allocation to emerging market securities from 30% to 15%.

Lazard International Small Cap Equity Portfolio
For the six months ended June 30, 2012, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 8.33%, while Open Shares posted a total return of 8.02%, as compared with the 4.92% return for the MSCI EAFE Small Cap Index.

The Portfolio benefited from stock selection in the financials and consumer discretionary sectors, and in continental Europe and Asia ex-Japan. An underweight position in the materials sector also added to performance. Negative contributions resulted from stock selection in the United Kingdom and in the utilities and consumer staples sectors.

8  Semi-Annual Report

U.K.-listed GlobeOp Financial Services contributed positively in the financials sector for the period. GlobeOp provides financial and accounting services to money managers. The company’s share price rose sharply in January and February due to a bidding war. We sold our position shortly before the deal was completed.

Ain Pharmaciez operates dispensing pharmacies in Japan and contributed positively to the Portfolio in the period. The company is the largest player in a highly fragmented market and benefits from its scale by having lower costs and pricing power.

Dr.Ci:Labo, a Japanese pharmaceutical cosmetics company, detracted from performance in the first half of the year. The share price weakened in May after the company revised down its earnings outlook for the year ending in July.

Yule Catto, a manufacturer of specialty chemicals and pharmaceuticals, also detracted in the period. In late June, the company issued a profit warning reflecting a sudden and significant deterioration in outlook, only six weeks after a trading statement indicated that operations were in line with market expectations.

Lazard Emerging Markets Equity Portfolio
For the six months ended June 30, 2012, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 8.27%, while the Open Shares posted a total return of 8.14%, as compared with the 3.93% return for the EM Index.

Stock selection within Brazil helped performance, as shares of Cielo, a Brazilian credit card processor, re-rated due to better-than-expected fourth-quarter results, as well as Itaú’s tender offer to the minority shareholders of Cielo’s competitor, Redecard. Companhia Energetica de Minas Gerais (CEMIG), a Brazilian electric utility, also performed well due to strong results and speculation that the company would negotiate a settlement with Minas Gerais regarding the debt the state owed to the company. Turkiye Is Bankasi, a Turkish bank, rebounded from prior weakness due to reduced concerns over a market regulator’s potential investigation into claims of opposition party influence on Isbank’s policies, and amid positive economic data in Turkey. Additionally, stock selection in the telecom services sector also added to returns.

In contrast, stock selection in the energy sector detracted from performance, as shares of YPF, an Argentine energy company, were weak after the government announced its plans to expropriate the company from its majority owner, Repsol. Banco do Brasil, a Brazilian bank, performed poorly amid market concerns that the government would pressure banks to lower domestic interest rates. Shares of HTC, a Taiwanese smartphone manufacturer, fell due to weak first-quarter results and concerns about new products from competitors.

Lazard Developing Markets Equity Portfolio
For the six months ended June 30, 2012, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 6.18%, while the Open Shares posted a total return of 5.99%, as compared with the 3.93% return for the EM Index.

The Portfolio’s outperformance during the six-month period was primarily attributed to positive stock selection. Top contributors to returns included Globaltrans Investment, a Russian rail freight transportation services company, which rose on strong results in its business and a continued optimistic outlook. Shares of Grupo Financiero Banorte, a Mexican bank, outperformed as a result of accelerating credit trends in Mexico. China State Construction International Holdings, a building construction and civil engineering firm, did well as the Chinese government continues to support social housing construction.

Stock selection was particularly strong in the financials and industrials sectors, where overweight positions in both of these sectors added modestly to performance. Zoomlion Heavy Industry Science and Technology, a Chinese manufacturer of construction machinery, rebounded early in the year as concerns eased about economic growth in the country. Shares of India-based ICICI Bank also did well after the bank reported strong top-line growth and better-than-expected asset quality relative to its peers.

The Portfolio ended the period with overweight exposures to China and Russia. Stock selection in Russia was particularly strong, despite a position in Alliance Oil, a small Russian integrated oil and gas company, which declined due to difficulties with the development of an important oil field in the West Siberian region of Timan-Pechora. Stock selection was also strong in Brazil, where performance was helped by

Semi-Annual Report  9

the avoidance of Itaú Unibanco, a Brazilian bank, which declined on concerns of rising losses from bad loans and lower profits following interest rate cuts.

Stock selection and underweight exposures to the consumer staples and telecom services sectors detracted from returns as the market continued to gravitate toward the traditionally defensive nature of these sectors. Our position in NII Holdings, a Latin American mobile communications provider, detracted from returns as the company reported weaker operating trends and delayed the launch of its 3G service.

At a country level, the combination of stock selection in South Korea and underweight exposure to the country created the single largest drag on performance during the six-month period.

Lazard Emerging Markets Equity Blend Portfolio
For the six months ended June 30, 2012, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 7.36%, while Open Shares posted a total return of 7.27%, as compared with the 3.93% return of the EM Index.

The Investment Manager allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: Panic, Differentiation, Expansion, and Mania.

Changes made to the weighting of these economic contexts in the first six months of 2012 reflected a consideration of many factors, including Eurozone sovereign debt concerns; global macro data readings, particularly the Purchasing Managers’ Index (a measure of economic activity) in China, the United States, and the Eurozone; monetary policy in the United States and emerging markets; and other data.

We began the period with an overweight exposure to relative growth. In mid-January, we increased our overweight exposure to relative growth, as we found that a reduction of Eurozone sovereign debt concerns following the ECB’s LTRO and an increase in the probability of further policy easing in the emerging markets, along with the increased probability of duration lengthening in accommodative U.S.

monetary policy, would favor growth companies versus their value counterparts. At the beginning of April, we reduced our overweight exposure to growth as we believed that a reversion to more fundamental factors and an increase in returns dispersion within asset classes would provide the underlying strategies with a greater opportunity to add value from security selection. In mid-May, we were overweight exposure to value, as we believed that growing uncertainty in the macroeconomic landscape, in the form of Eurozone turmoil and weakening growth in China, would favor value versus growth.

For the first six months of 2012, stock selection in the industrials and financials sectors added value, as did stock selection in Brazil, and an underweight exposure to China. In contrast, stock selection in the energy sector and an underweight exposure to the consumer staples sector detracted from performance, as did stock selection in Thailand and an out-of-index exposure to Argentina.

Lazard Emerging Markets Multi-Strategy Portfolio
For the six months ended June 30, 2012, the Lazard Emerging Markets Multi-Strategy Portfolio’s Institutional Shares posted a total return of 5.83%, while Open Shares posted a total return of 5.34%, as compared with the 3.93% return of the EM Index.

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt and currency investment strategies managed by the Investment Manager. The Investment Manager considers four broad economic contexts pertinent to allocation decisions among the strategies: Panic, Differentiation, Expansion, and Mania.

Changes made to the weighting of these economic contexts in the first six months of 2012 reflected a consideration of many factors, including Eurozone sovereign debt concerns; global macro data readings, particularly the Purchasing Managers’ Index (which measures economic activity) in China, the United States, and the Eurozone; monetary policy in the United States and the emerging markets; and other data.

In the middle of January, we increased our exposure to equity and increased our exposure to the growth strategy in the equity allocation. We believed that a reduction of Euro-zone sovereign debt concerns following the ECB’s LTRO and an increase in the probability of further policy easing in

10  Semi-Annual Report

the emerging markets, along with greater probability of duration lengthening of accommodative U.S. monetary policy, would favor equity versus fixed income and, within equity, growth companies versus their value counterparts. At the beginning of April, we reduced our exposure to equities and reduced our exposure to growth as we believed that a reversion to more fundamental factors and an increase in returns dispersion within asset classes would give the underlying strategies the opportunity to add value from security selection. In mid-May, we added exposure to fixed income, debt within fixed income, and value and added an allocation to small-cap equities. We felt that growing uncertainty in the macroeconomic landscape in the form of Eurozone turmoil and weakening growth in China would favor our debt and value strategies.

For the first six months of 2012, stock selection in the industrials and financials sectors added value, as did stock selection in Brazil, an overweight exposure to Turkey, long positions in the Mexican peso, and positions in external debt. In contrast, stock selection in the energy sector and an underweight exposure to the consumer staples sector detracted from performance, as did stock selection in Thailand, an out-of-index exposure to Argentina, and long positions in the Romanian leu.

Lazard Emerging Markets Debt Portfolio
For the six months ended June 30, 2012, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 7.52%, while Open Shares posted a total return of 7.45%, as compared with the 7.15% blended index return of the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the Global Diversified Index). The Portfolio ended the period approximately 52% invested in local currency debt versus 48% in external debt.

The Portfolio outperformed its benchmark, the Global Diversified Index, in the first half of 2012, even as markets experienced bouts of volatility. Tactical allocation to external and local debt contributed the most in the period, though specific sovereign and corporate credit positions helped as well. Key sovereign countries included the Ivory Coast, Venezuela, and Iraq, while the primary corporate bond positions were in Russia. Emerging market foreign exchange positions also helped, as overweight exposures to Latin America and underweight exposures to eastern Europe were key drivers. An underweight duration position in local markets detracted the most, as yields rallied. The key market was Brazil, as the Portfolio’s long-standing avoidance of local Brazilian fixed-income assets was a costly decision.

Lazard U.S. Realty Income Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Realty Income Portfolio’s Institutional Shares posted a total return of 13.84%, while Open Shares posted a total return of 13.69%, as compared with the 11.29% blended index return of the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the Hybrid Index).

The Portfolio outperformed its benchmark, the Hybrid Index, during the first half of the year, primarily due to stock selection. For the period under review, the Portfolio was, on average, 51% invested in common stocks, 38% investing in preferred stocks, and 2% invested in bonds. The Portfolio had a higher than normal cash balance due to portfolio repositioning.

Positive contributors to relative performance during the first half of the year included an overweight position in CBRE Group, a real estate services company, which outperformed on better-than-expected earnings results driven by unexpectedly high transaction volumes. We exited this position during the period. An overweight position in commercial finance REITs helped, namely via Apollo Commercial Real Estate Finance, which benefited from the narrowing of risk premiums for senior, non-equity commercial real estate investments. An overweight position in STAG Industrial, an industrial REIT, also helped as it performed strongly due to the company’s continued ability to make accretive acquisitions.

On the other hand, detractors included an underweight in Simon Property Group, a mall REIT and the largest position in the Portfolio’s benchmark, detracted most from relative performance as the company’s shares meaningfully outperformed the benchmark on strong earnings and acquisition activity. An overweight in Agree Realty detracted as this triple net REIT underperformed due to the impact of book retailer Borders leaving the company’s portfolio. An overweight in Entertainment Properties Trust, a triple net REIT, also detracted as it underperformed due to concerns about the health of the company’s charter school portfolio.

Semi-Annual Report  11

Lazard U.S. Realty Equity Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Realty Equity Portfolio’s Institutional Shares posted a total return of 14.91%, while Open Shares posted a total return of 14.81%, as compared with the 14.91% return of the FTSE NAREIT All Equity REITs Index.

Stock selection contributed positively to relative returns while subsector allocation detracted.

During the period under review, contributors to relative returns included meaningful overweight positions in real estate service companies CBRE Group and Jones Lang LaSalle, which benefited from better-than-expected transaction volumes driving stronger earnings growth. A timely establishment of an overweight position in American Tower Corporation, an infrastructure REIT, helped as it benefited from unique revenue drivers in the wireless tower sector and a solid growth outlook from both increased global demand and market share gain opportunities. An overweight position in office REITs added to returns, most notably via Southern California office company Douglas Emmett, which benefited from strong demand in the high-barrier-to-entry West Los Angeles submarket.

Detractors from relative performance during the first half of the year included an overweight position in Associated Estates, an apartment REIT, which underperformed due to a dilutive equity offering and investor concerns over the company’s entrance into new geographic markets. An overweight position in Retail Opportunity Investments, a shopping center REIT, detracted as its performance was affected by the potential overhang and dilution from warrants on the company’s shares. An overweight position in Medical Properties Trust, a health care REIT, underperformed after the company executed a substantial acquisition with minimal net asset value accretion and the need for equity issuance to fund the purchase.

Lazard International Realty Equity Portfolio
For the six months ended June 30, 2012, the Lazard International Realty Equity Portfolio’s Institutional Shares posted a total return of 19.46%, while Open Shares posted a total return of 19.31%, as compared with the 15.45% return of the FTSE EPRA/NAREIT Global ex-U.S.® Index.

The Portfolio posted strong relative performance through the first half of 2012, and outperformed its benchmark. Relative to country allocation, stock selection had the bigger contribution to relative returns.

Contributors to relative returns included an overweight in Shimao, a Chinese residential developer, which benefited from better-than-expected progress towards its full year sales target. A modest overweight in the outperforming region of Australia combined with favorable selection in the country, most notably a position in Goodman Group, helped returns, as did an overweight in GAGFAH SA, a German apartment owner that benefited from strong operating fundamentals driven by the relatively strong German economy and a revaluation following the resolution of a lawsuit.

On the other hand, detractors from relative returns included an overweight to Brazilian homebuilders, which underperformed due to worse-than-expected earnings and continuing resolution of operating difficulties and inventory management. An overweight in Beni Stabili, an Italian office landlord, detracted from performance as European macroeconomic concerns overshadowed still-strong operating fundamentals. An overweight position in Sun Hung Kai Properties, Hong Kong’s largest property company, also underperformed due to allegations of unfair acquisition practices, which have yet to be settled.

Lazard U.S. High Yield Portfolio
For the six months ended June 30, 2012, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 5.66%, while Open Shares posted a total return of 5.70%, as compared with the 7.08% return for the Bank of America Merrill Lynch High Yield Master II® Index.

The Portfolio underperformed over the first six months of 2012, as lower-quality and bank/finance securities continued to outperform. The Bank of America Merrill Lynch High Yield Master II Index’s CCC-rated sector returned 10.2%, the bank sector returned 14.6%, and the finance sector 8.3%. The Portfolio was very underweight these particular sectors, as we believe they are generally more volatile than better-quality industrial/utility sectors. Performance was helped by overweight positions in the automotive and gaming sectors, and by underweight positions in energy. Performance was also hurt by very limited exposure to the technology sector.

12  Semi-Annual Report

Overweight positions in the cable and metals sectors also detracted from performance.

While the Portfolio’s higher-quality focus and minimal exposure to financial sector securities has held back returns relative to the index, we have maintained our credit discipline throughout the market volatility of the past several years. As of June 30, 2012, approximately 50% of the holdings by market value were rated BB- or better by Standard & Poor’s, and 75% were rated B+ or better.

Lazard U.S. Municipal Portfolio
For the six months ended June 30, 2012, the Lazard U.S. Municipal Portfolio’s Institutional Shares posted a total return of 1.46%, while Open Shares posted a total return of 1.31%, as compared with the 1.54% return for the Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index.

The Portfolio’s underperformance was primarily attributed to a defensive interest rate risk profile and a higher quality bias. Year to date, longer duration allocations as well as higher risk sectors posted considerable returns. Sectors such as industrial development, tobacco, and hospitals outperformed. From a ratings perspective, BBB-rated bonds outpaced AAA-rated ones by a factor of three, with BBB returning 6.71% and AAA returning 2.21%. Additionally, longer duration strategies benefited greatly from a benign interest rate backdrop with long duration securities posting sizeable returns versus shorter securities for the year to date.

Lazard Global Fixed Income Portfolio
For the period from March 30, 2012 (the Portfolio’s inception) through June 30, 2012, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 0.08%, while Open Shares posted a total return of 0.01%, as compared with the 0.62% return of the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s relative performance was helped by country allocations, primarily through overweight positions in Australia, New Zealand, Peru, China, and the United Kingdom, and underweight positions in Italy and Spain. Underweight allocations to financial corporate bonds and mortgage bonds, in addition to overweight positions in sovereign external debt and select global corporates also added to returns. Other positive contributors included security selection in Europe and tactical currency exposure. On the other hand, the Portfolio’s performance was negatively affected by underweight duration in the United States and Europe, as well as an underweight position in Japanese bonds and a modest underweight position in yen. Modest currency exposure in May detracted from returns.

Lazard Capital Allocator Opportunistic Strategies Portfolio
For the six months ended June 30, 2012, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 3.78%, while Open Shares posted a total return of 3.56%. The benchmark returns for the six months ended June 30, 2012 were 5.91% for the MSCI World Index and 4.69% for the Global Asset Allocation Blended Index4.

Three of the Portfolio’s four sectors—thematic, contrarian, and diversifying—underperformed for the period, while discounted investments contributed positively to performance.

The thematic sector, which represented 33% of the Portfolio as of June 30, 2012, contributed positively to returns but lagged the benchmarks. The main detractor for the period was exposure to energy.

The diversifying sector, which represented 46% of the Port -folio at the end of the period, also contributed positively to returns but underperformed the benchmarks. The investment in gold was the main detractor for the period, but was somewhat offset by positive performance in a REIT investment.

Contrarian investments, which represented 11% of the Portfolio as of the end of the period, also detracted from returns, as exposure to Italy, European financials, and financial companies engaged in the private equity sector underperformed. These positions were sold during the period.

Investments in the discounted sector, which represented 10% of the Portfolio as of June 30, 2012, added to performance. Discount tightening in U.S. large-cap and China closed-end funds held by the Portfolio drove performance in the sector.

Semi-Annual Report  13

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s Investment Manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

[1]	Securities Industry and Financial Markets Association. As of June 30, 2012.
[2]	As of May 31, 2012, the Portfolio changed its name from “Lazard U.S. Equity Value Portfolio” to “Lazard U.S. Equity Concentrated Portfolio,” and adopted its new investment strategy.
[3]

The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012, and the S&P 500 Index for all periods thereafter.

[4]

The Global Asset Allocation Blended Index is rebalanced quarterly, and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index.

14  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard U.S. Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Equity Concentrated Portfolio, S&P 500® Index, Russell 1000 Value/S&P 500 Linked Index and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Since Inception	†

Institutional Shares**	0.61%	–2.41%	2.73%

Open Shares**	0.39%	–2.65%	2.46%

S&P 500 Index	5.45%	0.22%	3.70%

Russell 1000 Value/S&P 500 Linked Index	1.89%	–2.40%	2.28%

Russell 1000 Value Index	3.01%	–2.19%	2.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of U.S. companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

Semi-Annual Report  15

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Since Inception	†

Institutional Shares**	1.93%	–1.33%	2.94%

Open Shares**	1.59%	–1.64%	2.65%

S&P 500 Index	5.45%	0.22%	3.68%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

16  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–6.85%	–2.34%	6.04%

Open Shares**	–7.06%	–2.58%	5.75%

Russell Midcap Index	–1.65%	1.06%	8.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  17

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–9.04%	1.44%	6.54%

Open Shares**	–9.26%	1.14%	6.26%

Russell 2500 Index	–2.29%	1.18%	8.01%

Russell 2000/2500 Linked Index	–2.29%	1.42%	7.47%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

18  Semi-Annual Report

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index and MSCI World® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	–1.99%	4.26%

Open Shares**	–2.32%	3.89%

UBS Global 50/50 Infrastructure & Utilities Index	3.06%	3.52%

MSCI World Index	–4.98%	4.57%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

Semi-Annual Report  19

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–6.76%	–2.80%	5.41%

Open Shares**	–7.03%	–3.10%	5.10%

MSCI EAFE Index	–13.83%	–6.10%	5.14%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

20  Semi-Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-U.S. Index and MSCI EAFE/ACWI ex-U.S. Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–7.37%	–4.40%	4.08%

Open Shares**	–7.67%	–4.70%	3.77%

MSCI ACWI ex-U.S. Index	–14.57%	–4.62%	6.74%

MSCI EAFE/ACWI ex-U.S. Linked Index	–14.57%	–6.35%	5.00%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-U.S. Index is a free floated-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACWI ex-U.S. Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-U.S. Index for all periods thereafter. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  21

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2012	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†

International Strategic Equity Portfolio**	–8.15%	–2.20%	4.21%		–8.41%	–2.50%	1.77%

MSCI EAFE Index	–13.83%	–6.10%	1.37%		–13.83%	–6.10%	–0.60%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

22  Semi-Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–9.40%	–6.07%	6.17%

Open Shares**	–9.82%	–6.35%	5.84%

MSCI EAFE Small Cap Index	–15.06%	–5.32%	8.49%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  23

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	–10.70%	1.86%	16.22%

Open Shares**	–10.95%	1.52%	15.92%

EM Index	–15.95%	–0.09%	14.08%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

24  Semi-Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	–20.43%	8.90%

Open Shares**	–20.73%	8.59%

EM Index	–15.95%	7.30%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Semi-Annual Report  25

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	–15.25%	3.06%

Open Shares**	–15.52%	2.74%

EM Index	–15.95%	3.13%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

26  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Strategy Portfolio and the EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	–8.21%	–7.06%

Open Shares**	–8.51%	–7.30%

EM Index	–15.95%	–13.78%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

Semi-Annual Report  27

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio and the Global Diversified Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	4.53%	6.85%

Open Shares**	4.26%	6.57%

Global Diversified Index	4.03%	7.67%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global. They limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

28  Semi-Annual Report

Lazard U.S. Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Income Portfolio, the Hybrid Index, Dow Jones U.S. Select Real Estate Securities® Index, BofA Merrill Lynch Fixed Rate Preferred Securities® Index and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

U.S. Realty Income Portfolio**	24.89%		8.35%	13.57%

Hybrid Index	21.28%		11.86%	12.24%

Dow Jones U.S. Select Real Estate Securities Index	N/A		12.77%	2.58%

BofA Merrill Lynch Fixed Rate Preferred Securities Index	N/A		7.89%	4.78%

S&P 500 Index	21.92%		5.45%	3.82%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs® Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT® Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The Dow Jones U.S. Select Real Estate Securities Index measures the performance of publicly traded real estate securities. The BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Portfolio’s Open Shares previously compared performance to the Dow Jones U.S. Select Real Estate Securities Index and BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Investment Manager believes that the Hybrid Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

Semi-Annual Report  29

Lazard U.S. Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard U.S. Realty Equity Portfolio, FTSE NAREIT All Equity REITs Index, Dow Jones U.S. Select Real Estate Securities Index and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

U.S. Realty Equity Portfolio**	38.85%		15.21%	33.21%

FTSE NAREIT All Equity REITs Index	30.49%		12.48%	22.55%

Dow Jones U.S. Select Real Estate Securities Index	N/A		12.77%	23.17%

S&P 500 Index	21.92%		5.45%	14.92%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Dow Jones U.S. Select Real Estate Securities Index measures the performance of publicly traded real estate securities. The S&P 500 Index is a market capitalization-weighted Index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Portfolio’s Open Shares previously compared performance to the Dow Jones U.S. Select Real Estate Securities Index. The Investment Manager believes that FTSE NAREIT All Equity REITs Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

30  Semi-Annual Report

Lazard International Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard International Realty Equity Portfolio, FTSE EPRA/NAREIT Global ex-U.S.® Index and S&P Developed ex-U.S. Property® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	Institutional Shares		Open Shares
	Since Inception	†	One Year	Since Inception	†

International Realty Equity Portfolio**	19.57%		–6.23%	21.94%

FTSE EPRA/NAREIT Global ex-U.S. Index	18.31%		–5.16%	15.24%

S&P Developed ex-U.S. Property Index	N/A		–5.06%	15.45%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE EPRA/NAREIT Global ex-U.S. Index is a free-float adjusted market capitalization index that is designed to measure the performance of REITs in both developed and emerging markets while excluding those listed or incorporated in the United States. There are currently 46 countries eligible for inclusion in the index with 24 classified as developed and 22 as emerging. S&P Developed ex-U.S. Property Index includes all developed market property companies with an available market capitalization of at least $100 million and derive more than 60 percent of their revenue from property-related activities. The Portfolio’s Open Shares previously compared performance to the S&P Developed ex-U.S. Property Index. The Investment Manager believes that the FTSE EPRA/NAREIT Global ex-U.S. Index is a more appropriate comparison for the Portfolio’s investment strategies. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Semi-Annual Report  31

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Bank of America Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Five Years	Ten Years

Institutional Shares**	7.06%	6.09%	7.62%

Open Shares**	6.77%	5.84%	7.34%

Bank of America Merrill Lynch High Yield Master II Index	6.51%	8.16%	9.94%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bank of America Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

32  Semi-Annual Report

Lazard U.S. Municipal Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Municipal Portfolio and Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	One Year	Since Inception	†

Institutional Shares**	4.27%	4.44%

Open Shares**	3.97%	4.13%

Bank of America Merrill Lynch 1-10 year Municipal Bond Index	5.08%	5.71%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bank of America Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the Bank of America Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years. The Bank of America Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  33

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*
Periods Ended June 30, 2012
	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†

Capital Allocator Opportunistic Strategies Portfolio**	–2.08%	1.48%		–2.45%	1.24%

MSCI World Index	–4.98%	–1.35%		–4.98%	–1.26%

Global Asset Allocation Blended Index	0.65%	2.40%		0.65%	2.44%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital U.S. Aggregate Bond® Index. The Barclays Capital U.S. Aggregate Bond Index covers the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**

The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

34  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2012 through June 30, 2012 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio During Period 1/1/12 - 6/30/12

U.S. Equity Concentrated Portfolio
Institutional Shares
Actual	$1,000.00	$1,067.00	$4.26	0.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.16	0.83%
Open Shares
Actual	$1,000.00	$1,066.70	$5.55	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.42	1.08%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,056.50	$3.83	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Open Shares
Actual	$1,000.00	$1,054.20	$5.36	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,031.20	$4.81	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.78	0.95%
Open Shares
Actual	$1,000.00	$1,029.90	$6.13	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.83	$6.09	1.21%

Semi-Annual Report  35

Portfolio	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio During Period 1/1/12 - 6/30/12

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,071.10	$4.58	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.44	$4.46	0.89%
Open Shares
Actual	$1,000.00	$1,069.40	$6.22	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.07	1.21%

Global Listed Infrastructure Portfolio
Institutional Shares
Actual	$1,000.00	$1,057.50	$5.89	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.78	1.15%
Open Shares
Actual	$1,000.00	$1,055.70	$7.75	1.52%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.32	$7.61	1.52%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,071.30	$5.25	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.12	1.02%
Open Shares
Actual	$1,000.00	$1,069.90	$6.82	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.27	$6.65	1.33%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,061.20	$5.89	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.77	1.15%
Open Shares
Actual	$1,000.00	$1,058.20	$7.42	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$7.27	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,080.30	$4.36	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.24	0.84%
Open Shares
Actual	$1,000.00	$1,079.70	$5.73	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.57	1.11%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,083.30	$5.85	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	$5.67	1.13%
Open Shares
Actual	$1,000.00	$1,080.20	$7.40	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.17	1.43%

36  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio During Period 1/1/12 - 6/30/12

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,082.70	$5.74	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.56	1.11%
Open Shares
Actual	$1,000.00	$1,081.40	$7.34	1.42%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.81	$7.12	1.42%

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,061.80	$6.04	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$5.91	1.18%
Open Shares
Actual	$1,000.00	$1,059.90	$7.64	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.45	$7.48	1.49%

Emerging Markets Equity Blend Portfolio
Institutional Shares
Actual	$1,000.00	$1,073.60	$6.99	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.19	$6.81	1.34%
Open Shares
Actual	$1,000.00	$1,072.70	$8.60	1.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.66	$8.36	1.65%

Emerging Markets Multi-Strategy Portfolio
Institutional Shares
Actual	$1,000.00	$1,058.30	$6.65	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Open Shares
Actual	$1,000.00	$1,053.40	$8.17	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%

Emerging Markets Debt Portfolio
Institutional Shares
Actual	$1,000.00	$1,075.20	$5.16	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$5.02	1.00%
Open Shares
Actual	$1,000.00	$1,074.50	$6.71	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%

U.S. Realty Income Portfolio
Institutional Shares
Actual	$1,000.00	$1,138.40	$3.26	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.20	$3.06	1.15%
Open Shares
Actual	$1,000.00	$1,136.90	$7.70	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.66	$7.27	1.45%

Semi-Annual Report  37

Portfolio	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 - 6/30/12	Annualized Expense Ratio During Period 1/1/12 - 6/30/12

U.S. Realty Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,149.10	$3.42	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.07	$3.20	1.20%
Open Shares
Actual	$1,000.00	$1,148.10	$8.01	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.52	1.50%

International Realty Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,194.60	$3.78	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.81	$3.46	1.30%
Open Shares
Actual	$1,000.00	$1,193.10	$8.72	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,056.60	$2.81	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$2.77	0.55%
Open Shares
Actual	$1,000.00	$1,057.00	$4.35	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.64	$4.27	0.85%

U.S. Municipal Portfolio
Institutional Shares
Actual	$1,000.00	$1,014.60	$2.00	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.87	$2.01	0.40%
Open Shares
Actual	$1,000.00	$1,013.10	$3.50	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.38	$3.52	0.70%

Lazard Global Fixed Income Portfolio**
Institutional Shares
Actual	$1,000.00	$1,000.80	$2.12	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.14	$2.13	0.80%
Open Shares
Actual	$1,000.00	$1,000.10	$5.46	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.51	1.10%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$1,037.80	$5.17	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.12	1.02%
Open Shares
Actual	$1,000.00	$1,035.60	$6.68	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.62	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

**	Global Fixed Income Portfolio commenced investment operations on March 30, 2012.

38  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2012 (unaudited)

Sector*	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	23.6%	15.7%	18.5%	14.1%	—%
Consumer Staples	18.8	14.8	8.0	4.0	—
Energy	3.4	10.1	6.4	3.4	—
Financials	2.6	10.9	16.0	22.3	—
Health Care	21.9	16.5	12.7	9.7	—
Industrials	3.4	9.0	10.3	14.4	56.5
Information Technology	14.2	18.9	22.2	19.8	—
Materials	2.6	3.0	5.6	6.6	—
Utilities	—	—	—	4.0	42.4
Short-Term Investments	9.5	1.1	0.3	1.7	1.1

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	10.3%	8.8%	20.0%	19.8%	6.1%
Consumer Staples	10.7	13.2	13.0	6.3	13.7
Energy	8.5	9.1	8.6	4.5	5.4
Financials	17.8	19.2	18.9	11.2	23.0
Health Care	12.9	11.5	13.7	11.4	—
Industrials	11.4	11.9	7.6	20.9	7.9
Information Technology	7.8	9.1	0.7	14.6	17.5
Materials	9.5	7.5	11.8	7.5	10.8
Telecommunication Services	4.3	6.5	—	1.7	12.1
Utilities	1.4	—	—	0.8	1.2
Short-Term Investments	5.4	3.2	5.7	1.3	2.3

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

Consumer Discretionary	14.9%	10.4%	6.6%	—%	4.8%
Consumer Staples	2.6	7.6	4.2	—	—
Energy	13.6	10.5	7.1	—	—
Financials	28.5	23.9	14.1	97.8	89.1
Health Care	1.7	1.5	0.8	—	—
Industrials	15.3	11.1	8.1	—	—
Information Technology	9.4	13.8	6.2	—	—
Materials	7.7	6.4	3.4	—	—
Telecommunication Services	1.1	7.9	4.6	—	—
Utilities	1.0	1.2	1.0	—	—
Sovereign Debt	—	—	19.2	—	—
Short-Term Investments	4.2	5.7	24.7	2.2	6.1

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Semi-Annual Report   39

Sector*	Lazard International Realty Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	6.4%	3.5%
Consumer Staples	—	3.9
Energy	—	12.2
Financials	89.9	13.9
Health Care	—	2.7
Industrials	—	7.4
Information Technology	—	3.7
Materials	—	3.1
Telecommunication Services	—	0.4
Utilities	—	0.6
Other	—	9.4
Fixed Income	—	32.6
Short-Term Investments	3.7	6.6
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

40  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Region and Credit Rating June 30, 2012 (unaudited)

Region*	Lazard Emerging Markets Debt Portfolio

Africa
Asia	13.2%
Europe	35.1
North America	23.2
South America	10.7
Short-Term Investment	12.6
Total Investments	5.2
	100.0%

S&P Credit Rating*	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	30.4%	23.6%
AA+	—	13.6	5.4
AA	—	8.8	3.0
AA-	—	13.2	11.4
A+	—	4.8	8.0
A	—	8.0	12.9
A-	0.7	8.5	7.5
BBB+	—	3.0	7.2
BBB	0.6	0.7	8.7
BBB-	4.9	—	2.5
BB+	5.9	—	0.3
BB	13.2	—	—
BB-	22.0	—	1.1
B+	23.0	—	—
B	13.2	—	—
B-	9.8	—	—
CCC+	2.1	—	—
CCC-	0.3	—	—
NR	—	2.3	4.4
NA	—	4.6	3.1
Short-Term Investments	4.3	2.1	0.9
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  41

The Lazard Funds, Inc. Portfolios of Investments June 30, 2012 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Concentrated Portfolio

Common Stocks | 86.6%

Alcohol & Tobacco | 2.9%
Molson Coors Brewing Co., Class B	34,270	$1,425,975

Automotive | 4.2%
Lear Corp.	55,405	2,090,431

Cable Television | 6.4%
Comcast Corp., Class A	100,300	3,149,420

Commercial Services | 3.2%
Corrections Corp. of America	54,625	1,608,706

Consumer Products | 2.9%
Newell Rubbermaid, Inc.	79,145	1,435,690

Energy Integrated | 3.3%
ConocoPhillips	28,940	1,617,167

Financial Services | 2.4%
Janus Capital Group, Inc.	155,210	1,213,742

Health Services | 3.1%
Quest Diagnostics, Inc.	25,335	1,517,567

Leisure & Entertainment | 3.8%
Viacom, Inc., Class B	40,060	1,883,621

Medical Products | 4.9%
CareFusion Corp. (a)	94,265	2,420,725

Metals & Mining | 2.5%
Silver Wheaton Corp.	46,385	1,244,973

Description	Shares	Value

Pharmaceutical & Biotechnology | 13.0%
Gilead Sciences, Inc. (a)	29,175	$1,496,094
Pfizer, Inc.	213,789	4,917,147
		6,413,241
Retail | 20.4%
American Eagle Outfitters, Inc.	83,915	1,655,643
AutoZone, Inc. (a)	2,580	947,299
CVS Caremark Corp.	55,205	2,579,730
Wal-Mart Stores, Inc.	70,070	4,885,280
		10,067,952
Semiconductors & Components | 2.9%
Intel Corp.	53,890	1,436,169

Technology Hardware | 10.7%
Cisco Systems, Inc.	245,415	4,213,775
Lexmark International, Inc., Class A	40,460	1,075,427
		5,289,202
Total Common Stocks
(Identified cost $40,990,862)		42,814,581

Short-Term Investment | 9.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4,474,222)	4,474,222	4,474,222

Total Investments | 95.6%
(Identified cost $45,465,084) (b)		$47,288,803

Cash and Other Assets in Excess
of Liabilities | 4.4%		2,155,451

Net Assets | 100.0%		$49,444,254

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks | 97.0%

Aerospace & Defense | 3.4%
Raytheon Co.	27,200	$1,539,248
The Boeing Co.	17,000	1,263,100
		2,802,348
Agriculture | 1.2%
The Mosaic Co.	18,100	991,156

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	41,400	1,722,654

Automotive | 1.5%
Lear Corp.	32,200	1,214,906

Banking | 2.0%
Wells Fargo & Co.	49,400	1,651,936

Cable Television | 5.3%
Comcast Corp., Class A	138,400	4,345,760

Chemicals | 1.4%
E.l. du Pont de Nemours & Co.	21,800	1,102,426

Commercial Services | 1.0%
Corrections Corp. of America	27,200	801,040

Computer Software | 1.2%
Oracle Corp.	32,150	954,855

Consumer Products | 3.0%
Energizer Holdings, Inc.	19,200	1,444,800
Newell Rubbermaid, Inc.	55,400	1,004,956
		2,449,756
Energy Exploration & Production | 1.7%
Devon Energy Corp.	24,400	1,414,956

Energy Integrated | 7.4%
Chevron Corp.	20,200	2,131,100
ConocoPhillips	29,500	1,648,460
Consol Energy, Inc.	36,700	1,109,808
Marathon Petroleum Corp.	25,000	1,123,000
		6,012,368

Description	Shares	Value

Energy Services | 0.9%
Halliburton Co.	24,500	$695,555

Financial Services | 6.3%
American Express Co.	20,100	1,170,021
Ameriprise Financial, Inc.	22,500	1,175,850
Capital One Financial Corp.	11,200	612,192
Citigroup, Inc.	57,100	1,565,111
Janus Capital Group, Inc.	73,000	570,860
		5,094,034
Food & Beverages | 2.6%
Ralcorp Holdings, Inc. (a)	13,550	904,327
Sysco Corp.	41,400	1,234,134
		2,138,461
Health Services | 1.0%
Quest Diagnostics, Inc.	14,200	850,580

Insurance | 2.5%
Prudential Financial, Inc.	19,600	949,228
The Travelers Cos., Inc.	17,000	1,085,280
		2,034,508
Leisure & Entertainment | 2.0%
Viacom, Inc., Class B	35,100	1,650,402

Manufacturing | 4.5%
Caterpillar, Inc.	8,300	704,753
Honeywell International, Inc.	20,093	1,121,993
Parker Hannifin Corp.	14,000	1,076,320
Tyco International, Ltd.	15,200	803,320
		3,706,386
Medical Products | 6.2%
Baxter International, Inc.	28,200	1,498,830
CareFusion Corp. (a)	48,400	1,242,912
McKesson Corp.	16,500	1,546,875
Medtronic, Inc.	19,000	735,870
		5,024,487
Metals & Mining | 0.4%
Walter Energy, Inc.	8,400	370,944

Pharmaceutical & Biotechnology | 9.1%
Amgen, Inc.	11,000	803,440
Gilead Sciences, Inc. (a)	22,500	1,153,800
Johnson & Johnson	12,160	821,530
Merck & Co., Inc.	21,700	905,975
Pfizer, Inc.	162,000	3,726,000
		7,410,745

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Retail | 12.7%
American Eagle Outfitters, Inc.	42,600	$840,498
AutoZone, Inc. (a)	2,686	986,219
CVS Caremark Corp.	56,200	2,626,226
Lowe’s Cos., Inc.	34,200	972,648
Macy’s, Inc.	26,600	913,710
Wal-Mart Stores, Inc.	57,655	4,019,706
		10,359,007
Semiconductors & Components | 3.0%
Intel Corp.	53,400	1,423,110
Texas Instruments, Inc.	36,500	1,047,185
		2,470,295
Technology | 2.7%
eBay, Inc. (a)	20,900	878,009
Google, Inc., Class A (a)	2,250	1,305,157
		2,183,166
Technology Hardware | 11.9%
Apple, Inc.	3,334	1,947,056
Cisco Systems, Inc.	191,955	3,295,868
EMC Corp. (a)	49,200	1,260,996
International Business Machines Corp.	8,390	1,640,916
Lexmark International, Inc., Class A	15,900	422,622
Qualcomm, Inc.	20,000	1,113,600
		9,681,058
Total Common Stocks
(Identified cost $71,540,677)		79,133,789

Description	Shares	Value

Preferred Stock | 0.9%

Automotive | 0.9%
Better Place, Inc., Series B
(Identified cost $453,501) (a), (c)	181,401	$732,860

Short-Term Investment | 1.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $912,955)	912,955	912,955

Total Investments | 99.0%
(Identified cost $72,907,133) (b)		$80,779,604

Cash and Other Assets in Excess
of Liabilities | 1.0%		789,393

Net Assets | 100.0%		$81,568,997

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks | 96.3%

Aerospace & Defense | 1.4%
Rockwell Collins, Inc.	27,400	$1,352,190

Alcohol & Tobacco | 1.5%
Molson Coors Brewing Co., Class B	36,400	1,514,604

Automotive | 1.3%
Lear Corp.	34,000	1,282,820

Banking | 4.3%
East West Bancorp, Inc.	45,000	1,055,700
Fifth Third Bancorp	74,100	992,940
Regions Financial Corp.	116,100	783,675
Signature Bank (a)	22,100	1,347,437
		4,179,752
Chemicals | 2.3%
Eastman Chemical Co.	45,000	2,266,650

Commercial Services | 3.2%
Corrections Corp. of America	32,500	957,125
The Interpublic Group of Cos., Inc.	130,800	1,419,180
Vantiv, Inc., Class A	32,800	763,912
		3,140,217
Computer Software | 8.0%
Autodesk, Inc. (a)	61,200	2,141,388
BMC Software, Inc. (a)	58,300	2,488,244
Intuit, Inc.	37,600	2,231,560
Symantec Corp. (a)	62,700	916,047
		7,777,239
Consumer Products | 3.4%
Energizer Holdings, Inc.	20,400	1,535,100
Newell Rubbermaid, Inc.	98,300	1,783,162
		3,318,262
Diversified | 1.4%
SPX Corp.	20,300	1,325,996

Energy Exploration & Production | 2.3%
EQT Corp.	8,700	466,581
Noble Energy, Inc.	13,500	1,145,070
Rosetta Resources, Inc. (a)	16,300	597,232
		2,208,883

Description	Shares	Value

Energy Integrated | 0.7%
Marathon Petroleum Corp.	15,000	$673,800

Energy Services | 3.4%
Cameron International Corp. (a)	31,300	1,336,823
Rowan Cos. PLC (a)	59,900	1,936,567
		3,273,390
Financial Services | 3.6%
Ameriprise Financial, Inc.	34,300	1,792,518
Invesco, Ltd.	75,000	1,695,000
		3,487,518
Food & Beverages | 4.8%
H.J. Heinz Co.	32,300	1,756,474
Ralcorp Holdings, Inc. (a)	21,200	1,414,888
Sysco Corp.	49,100	1,463,671
		4,635,033
Health Services | 5.0%
Aetna, Inc.	23,200	899,464
Agilent Technologies, Inc.	42,700	1,675,548
AmerisourceBergen Corp.	59,600	2,345,260
		4,920,272
Insurance | 2.4%
PartnerRe, Ltd.	17,400	1,316,658
Willis Group Holdings PLC	27,500	1,003,475
		2,320,133
Leisure & Entertainment | 3.2%
Darden Restaurants, Inc.	22,300	1,129,049
Marriott International, Inc., Class A	51,500	2,018,800
		3,147,849
Manufacturing | 6.4%
BE Aerospace, Inc. (a)	26,700	1,165,722
Dover Corp.	37,900	2,031,819
Parker Hannifin Corp.	26,100	2,006,568
WESCO International, Inc. (a)	18,400	1,058,920
		6,263,029
Medical Products | 5.0%
CareFusion Corp. (a)	53,800	1,381,584
Henry Schein, Inc. (a)	15,600	1,224,444
Zimmer Holdings, Inc.	35,900	2,310,524
		4,916,552
Metal & Glass Containers | 1.9%
Ball Corp.	44,900	1,843,145

Metals & Mining | 1.3%
Cliffs Natural Resources, Inc.	16,000	788,640
Walter Energy, Inc.	10,700	472,512
		1,261,152

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Pharmaceutical & Biotechnology | 2.4%
Medicis Pharmaceutical Corp., Class A	35,300	$1,205,495
Vertex Pharmaceuticals, Inc. (a)	21,000	1,174,320
		2,379,815
Real Estate | 5.6%
CBRE Group, Inc., Class A (a)	49,600	811,456
Duke Realty Corp. REIT	47,900	701,256
Kilroy Realty Corp. REIT	34,000	1,645,940
PS Business Parks, Inc. REIT	11,000	744,920
The Macerich Co. REIT	25,900	1,529,395
		5,432,967
Retail | 8.3%
AutoZone, Inc. (a)	7,920	2,907,986
Macy’s, Inc.	81,800	2,809,830
Ross Stores, Inc.	38,400	2,398,848
		8,116,664
Semiconductors & Components | 5.1%
Marvell Technology Group, Ltd.	112,700	1,271,256
Microsemi Corp. (a)	42,700	789,523
TE Connectivity, Ltd.	28,300	903,053
Xilinx, Inc.	60,400	2,027,628
		4,991,460
Technology | 3.7%
Amdocs, Ltd.	43,900	1,304,708
Fidelity National Information Services, Inc.	59,200	2,017,536
Gartner, Inc. (a)	5,900	253,995
		3,576,239

Description	Shares	Value

Technology Hardware | 4.4%
F5 Networks, Inc. (a)	11,800	$1,174,808
Lexmark International, Inc., Class A	31,300	831,954
NetApp, Inc. (a)	54,800	1,743,736
Polycom, Inc. (a)	49,300	518,636
		4,269,134
Total Common Stocks
(Identified cost $96,005,552)		93,874,765

Preferred Stock | 2.2%

Automotive | 2.2%
Better Place, Inc., Series B
(Identified cost $1,307,499) (a), (c)	523,000	2,112,920

Short-Term Investment | 0.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $341,364)	341,364	341,364

Total Investments | 98.9%
(Identified cost $97,654,415) (b)		$96,329,049

Cash and Other Assets in Excess
of Liabilities | 1.1%		1,116,091

Net Assets | 100.0%		$97,445,140

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 98.5%

Automotive | 1.7%
Modine Manufacturing Co. (a)	281,700	$1,952,181
Tenneco, Inc. (a)	57,950	1,554,219
		3,506,400
Banking | 8.4%
Associated Banc-Corp	223,800	2,951,922
East West Bancorp, Inc.	129,500	3,038,070
PacWest Bancorp	150,101	3,552,891
Signature Bank (a)	61,900	3,774,043
Wintrust Financial Corp.	119,493	4,242,001
		17,558,927
Chemicals | 1.7%
Cytec Industries, Inc.	37,700	2,210,728
Rockwood Holdings, Inc.	31,200	1,383,720
		3,594,448
Commercial Services | 2.6%
American Reprographics Co. (a)	283,023	1,423,606
Team, Inc. (a)	74,600	2,326,028
Vantiv, Inc., Class A	73,000	1,700,170
		5,449,804
Computer Software | 6.9%
Autodesk, Inc. (a)	85,400	2,988,146
BMC Software, Inc. (a)	68,600	2,927,848
Compuware Corp. (a)	288,200	2,677,378
j2 Global, Inc.	110,160	2,910,427
Red Hat, Inc. (a)	50,950	2,877,656
		14,381,455
Construction & Engineering | 2.4%
MasTec, Inc. (a)	153,800	2,313,152
Quanta Services, Inc. (a)	108,800	2,618,816
		4,931,968
Consumer Products | 6.3%
Central Garden & Pet Co., Class A (a)	291,600	3,175,524
Energizer Holdings, Inc.	36,200	2,724,050
Matthews International Corp., Class A	83,550	2,714,539
Newell Rubbermaid, Inc.	162,300	2,944,122
The Middleby Corp. (a)	14,550	1,449,326
		13,007,561
Diversified | 1.1%
SPX Corp.	35,000	2,286,200

Description	Shares	Value

Energy Exploration & Production | 1.5%
Bill Barrett Corp. (a)	61,400	$1,315,188
Rosetta Resources, Inc. (a)	51,400	1,883,296
		3,198,484
Energy Services | 1.9%
GulfMark Offshore, Inc., Class A (a)	35,000	1,191,400
Rowan Cos. PLC (a)	84,300	2,725,419
		3,916,819
Food & Beverages | 1.2%
Ralcorp Holdings, Inc. (a)	37,100	2,476,054

Forest & Paper Products | 2.1%
Rock-Tenn Co., Class A	30,100	1,641,955
Schweitzer-Mauduit International, Inc.	39,000	2,657,460
		4,299,415
Gas Utilities | 2.9%
New Jersey Resources Corp.	73,350	3,198,794
Northwest Natural Gas Co.	60,300	2,870,280
		6,069,074
Health Services | 2.2%
AMERIGROUP Corp. (a)	17,000	1,120,470
VCA Antech, Inc. (a)	154,400	3,393,712
		4,514,182
Housing | 0.7%
Owens Corning, Inc. (a)	51,500	1,469,810

Insurance | 3.1%
Arch Capital Group, Ltd. (a)	79,000	3,135,510
Validus Holdings, Ltd.	101,800	3,260,654
		6,396,164
Leisure & Entertainment | 2.3%
Bally Technologies, Inc. (a)	50,205	2,342,565
Texas Roadhouse, Inc.	133,400	2,458,562
		4,801,127
Manufacturing | 8.0%
BE Aerospace, Inc. (a)	66,100	2,885,926
Carpenter Technology Corp.	52,500	2,511,600
FLIR Systems, Inc.	144,300	2,813,850
Harsco Corp.	101,500	2,068,570
Regal-Beloit Corp.	56,635	3,526,095
TriMas Corp. (a)	145,800	2,930,580
		16,736,621

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 4.7%
CareFusion Corp. (a)	128,500	$3,299,880
Haemonetics Corp. (a)	51,600	3,824,076
Henry Schein, Inc. (a)	33,100	2,598,019
		9,721,975
Metals & Mining | 1.6%
US Silica Holdings, Inc.	166,300	1,872,538
Walter Energy, Inc.	32,200	1,421,952
		3,294,490
Pharmaceutical & Biotechnology | 2.9%
Medicis Pharmaceutical Corp., Class A	101,600	3,469,640
Vertex Pharmaceuticals, Inc. (a)	44,335	2,479,213
		5,948,853
Real Estate | 10.9%
CBRE Group, Inc., Class A (a)	183,500	3,002,060
Essex Property Trust, Inc. REIT	22,500	3,463,200
Extra Space Storage, Inc. REIT	121,500	3,717,900
Kilroy Realty Corp. REIT	75,850	3,671,898
LaSalle Hotel Properties REIT	59,500	1,733,830
PS Business Parks, Inc. REIT	53,000	3,589,160
The Macerich Co. REIT	60,377	3,565,262
		22,743,310
Retail | 7.1%
American Eagle Outfitters, Inc.	160,850	3,173,570
ANN, Inc. (a)	127,500	3,249,975
Brown Shoe Co., Inc.	240,536	3,105,320
Iconix Brand Group, Inc. (a)	161,900	2,828,393
Vera Bradley, Inc. (a)	113,700	2,396,796
		14,754,054
Semiconductors & Components | 4.3%
Microsemi Corp. (a)	111,200	2,056,088
ON Semiconductor Corp. (a)	418,000	2,967,800
Xilinx, Inc.	117,300	3,937,761
		8,961,649
Technology | 2.8%
NetScout Systems, Inc. (a)	165,400	3,570,986
SS&C Technologies Holdings, Inc. (a)	87,739	2,193,475
		5,764,461

Description	Shares	Value

Technology Hardware | 2.7%
Lexmark International, Inc., Class A	68,400	$1,818,072
NCR Corp. (a)	102,200	2,323,006
Polycom, Inc. (a)	136,300	1,433,876
		5,574,954
Transportation | 3.4%
Alaska Air Group, Inc. (a)	64,400	2,311,960
Echo Global Logistics, Inc. (a)	114,676	2,185,725
Hub Group, Inc., Class A (a)	68,900	2,494,180
		6,991,865
Water | 1.1%
California Water Service Group	119,500	2,207,165

Total Common Stocks
(Identified cost $202,441,382)		204,557,289

Preferred Stock | 0.4%

Automotive | 0.4%
Better Place, Inc., Series B
(Identified cost $452,901) (a), (c)	181,161	731,891

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement | 1.7%
State Street Bank and Trust Co.,
0.01%, 07/02/12
(Dated 06/29/12, collateralized
by $3,410,000 United States
Treasury Note, 2.375%, 05/31/18,
with a value of $3,699,850)
Proceeds of $3,625,003
(Identified cost $3,625,000)	$3,625	$3,625,000

Total Investments | 100.6%
(Identified cost $206,519,283) (b)		$208,914,180

Liabilities in Excess of Cash and
Other Assets | (0.6)%		(1,150,289)

Net Assets | 100.0%		$207,763,891

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 96.7%

Australia | 17.0%
DUET Group	2,827,379	$5,335,891
Macquarie Atlas Roads Group (a)	2,355,170	3,635,829
SP AusNet	1,205,857	1,258,947
Spark Infrastructure Group	3,356,059	5,246,824
Sydney Airport	436,694	1,301,108
Transurban Group	801,676	4,674,262
		21,452,861
Austria | 2.1%
Flughafen Wien AG	66,570	2,632,054

France | 3.7%
Aeroports de Paris	61,295	4,631,652

Germany | 6.5%
Fraport AG	151,269	8,144,553

Italy | 20.0%
Atlantia SpA	640,064	8,175,004
Autostrada Torino-Milano SpA	478,637	2,971,759
Hera SpA	1,775,078	2,499,994
Snam SpA	596,747	2,660,301
Societa Iniziative Autostradali e Servizi SpA	825,606	5,824,494
Terna SpA	850,550	3,064,622
		25,196,174
Japan | 14.7%
Osaka Gas Co., Ltd.	1,700,300	7,126,940
Toho Gas Co., Ltd.	588,350	3,654,080
Tokyo Gas Co., Ltd.	1,503,700	7,679,493
		18,460,513
Mexico | 2.4%
Grupo Aeroportuario del Centro Norte
SAB de CV	1,177,847	2,428,150
Grupo Aeroportuario del Pacifico
SAB de CV, B Shares	156,700	621,293
		3,049,443

Description	Shares	Value

South Korea | 2.8%
Macquarie Korea Infrastructure Fund	677,217	$3,573,337

Spain | 9.0%
Abertis Infraestructuras SA	338,438	4,581,306
Enagas SA	133,200	2,430,648
Red Electrica Corporacion SA	99,817	4,352,986
		11,364,940
Switzerland | 3.2%
Flughafen Zuerich AG	11,455	4,022,560

United Kingdom | 0.5%
United Utilities Group PLC	63,000	666,576

United States | 14.8%
American States Water Co.	33,600	1,329,888
California Water Service Group	134,534	2,484,843
CSX Corp.	258,700	5,784,532
Genesee & Wyoming, Inc., Class A (a)	11,400	602,376
Norfolk Southern Corp.	54,337	3,899,767
PG&E Corp.	27,879	1,262,082
SJW Corp.	25,600	614,656
Union Pacific Corp.	16,906	2,017,055
Wisconsin Energy Corp.	15,200	601,464
		18,596,663
Total Common Stocks
(Identified cost $128,028,624)		121,791,326

Short-Term Investment | 1.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,336,241)	1,336,241	1,336,241

Total Investments | 97.8%
(Identified cost $129,364,865) (b)		$123,127,567

Cash and Other Assets in Excess
of Liabilities | 2.2%		2,763,256

Net Assets | 100.0%		$125,890,823

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	HSB	08/16/12	626,120	$605,408	$638,191	$32,783	$—
AUD	HSB	08/16/12	1,124,765	1,122,718	1,146,449	23,731	—
EUR	BRC	08/16/12	1,917,983	2,440,733	2,428,135	—	12,598
GBP	CAN	08/16/12	20,069	31,302	31,427	125	—
GBP	CAN	08/16/12	419,936	653,957	657,608	3,651	—
JPY	MEL	08/16/12	58,825,953	753,763	736,373	—	17,390
KRW	MEL	08/23/12	1,327,309,223	1,130,202	1,154,916	24,714	—
MXN	SSB	08/16/12	1,405,319	101,152	104,901	3,749	—
MXN	SSB	08/16/12	1,721,998	126,046	128,539	2,493	—
MXN	SSB	08/16/12	1,802,013	128,464	134,512	6,048	—
Total Forward Currency Purchase Contracts				$7,093,745	$7,161,051	$97,294	$29,988

Forward Currency Sale Contracts
AUD	HSB	08/16/12	22,309,926	$22,512,277	$22,740,032	$—	$227,755
CHF	CSF	08/16/12	3,820,282	4,186,959	4,029,192	157,767	—
EUR	BRC	08/16/12	30,754,385	40,159,076	38,934,555	1,224,521	—
EUR	CAN	08/16/12	1,415,810	1,765,615	1,792,393	—	26,778
EUR	CAN	08/16/12	4,251,764	5,383,881	5,382,664	1,217	—
EUR	CAN	08/16/12	5,083,447	6,632,475	6,435,562	196,913	—
GBP	CAN	08/16/12	80,542	124,007	126,127	—	2,120
GBP	CAN	08/16/12	766,515	1,236,811	1,200,343	36,468	—
JPY	HSB	08/16/12	1,011,752,851	12,669,082	12,664,949	4,133	—
JPY	MEL	08/16/12	385,707,105	4,831,727	4,828,215	3,512	—
KRW	MEL	08/23/12	5,351,515,123	4,563,803	4,656,452	—	92,649
MXN	SSB	08/16/12	4,050,411	290,119	302,345	—	12,226
MXN	SSB	08/16/12	41,416,228	3,096,320	3,091,535	4,785	—
Total Forward Currency Sale Contracts				$107,452,152	$106,184,364	1,629,316	361,528
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,726,610	$391,516

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 94.5%

Australia | 6.3%
James Hardie Industries SE	201,070	$1,646,920
Orica, Ltd.	54,831	1,395,615
QBE Insurance Group, Ltd.	69,064	952,198
Telstra Corp., Ltd.	747,036	2,830,792
		6,825,525
Belgium | 3.5%
Anheuser-Busch InBev NV	48,745	3,789,570

Brazil | 1.8%
Banco do Brasil SA	90,365	878,680
Cielo SA	36,526	1,074,412
		1,953,092
Canada | 2.3%
Potash Corp. of Saskatchewan, Inc.	35,730	1,561,718
Rogers Communications, Inc., Class B	26,000	942,599
		2,504,317
China | 0.7%
Weichai Power Co., Ltd., Class H	180,000	719,892

Denmark | 1.1%
AP Moeller - Maersk A/S Class B	175	1,151,652

Finland | 1.2%
Sampo Oyj, A Shares	48,961	1,272,723

France | 10.9%
AXA SA	73,764	987,273
BNP Paribas SA	41,190	1,590,090
Cie Generale de Geophysique - Veritas (a)	36,818	951,294
Danone SA	14,177	880,141
Sanofi SA	41,435	3,142,059
Technip SA	10,490	1,094,684
Total SA	40,073	1,808,460
Valeo SA	34,074	1,411,845
		11,865,846

Description	Shares	Value

Germany | 8.3%
Bayer AG	29,869	$2,153,812
Bayerische Motoren Werke AG	12,425	900,289
Merck KGaA	20,042	2,000,028
RWE AG	37,961	1,551,805
SAP AG	28,080	1,658,223
ThyssenKrupp AG	46,181	752,349
		9,016,506
Indonesia | 0.8%
PT Bank Mandiri (Persero) Tbk ADR	116,300	916,444

Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR (a)	28,300	860,320

Italy | 0.8%
Atlantia SpA	72,235	922,597

Japan | 13.7%
Asics Corp.	88,590	1,125,579
Canon, Inc.	36,100	1,445,544
Daito Trust Construction Co., Ltd.	20,800	1,973,113
Don Quijote Co., Ltd.	49,700	1,709,834
Fanuc Corp.	5,600	920,064
JS Group Corp.	86,400	1,827,832
Komatsu, Ltd.	60,900	1,459,649
Mitsubishi Corp.	54,400	1,098,532
Sumitomo Mitsui Financial Group, Inc.	70,400	2,322,417
Yahoo Japan Corp.	3,206	1,037,548
		14,920,112
Mexico | 0.2%
Genomma Lab Internacional
SAB de CV (a)	99,700	197,449

Netherlands | 1.6%
ING Groep NV (a)	257,161	1,735,021

New Zealand | 0.8%
Telecom Corp. of New Zealand, Ltd.	454,906	873,567

Russia | 1.5%
Sberbank of Russia	593,093	1,582,070

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

South Korea | 2.8%
Duksan Hi-Metal Co., Ltd. (a)	23,601	$508,494
Hyundai Mobis	5,500	1,331,414
Samsung Electronics Co., Ltd. GDR	2,311	1,240,075
		3,079,983
Spain | 2.5%
Amadeus IT Holding SA, A Shares	72,189	1,528,753
Mediaset Espana Comunicacion SA	232,840	1,133,956
		2,662,709
Sweden | 3.8%
Assa Abloy AB, Class B	51,761	1,447,391
Sandvik AB	114,203	1,470,278
Swedbank AB, A Shares	77,968	1,232,964
		4,150,633
Switzerland | 3.5%
Novartis AG	68,107	3,799,005

Turkey | 0.5%
Koc Holding AS	147,721	564,409

United Kingdom | 25.1%
BG Group PLC	61,039	1,249,336
BHP Billiton PLC	82,993	2,369,985
British American Tobacco PLC	47,669	2,426,272
British Sky Broadcasting Group PLC	135,485	1,478,692
GlaxoSmithKline PLC	118,009	2,675,954
Informa PLC	346,536	2,072,113
Petrofac, Ltd.	40,501	885,417
Prudential PLC	171,202	1,983,612
Rexam PLC	385,157	2,547,998
Royal Dutch Shell PLC, A Shares	95,440	3,215,017
Standard Chartered PLC	85,119	1,855,666
Unilever PLC	98,249	3,302,068
Wm Morrison Supermarkets PLC	292,202	1,219,507
		27,281,637
Total Common Stocks
(Identified cost $97,969,810)		102,645,079

Description	Principal Amount (000)	Value

Repurchase Agreement | 5.3%
State Street Bank and Trust Co.,
0.01%, 07/02/12
(Dated 06/29/12, collateralized
by $5,470,000 United States
Treasury Note, 2.375%, 05/31/18,
with a value of $5,934,950)
Proceeds of $5,816,005
(Identified cost $5,816,000)	$5,816	$5,816,000

Total Investments | 99.8%
(Identified cost $103,785,810) (b)		$108,461,079

Cash and Other Assets in Excess
of Liabilities | 0.2%		187,101

Net Assets | 100.0%		$108,648,180

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 96.6%

Australia | 5.2%
BHP Billiton, Ltd.	3,436	$112,002
Orica, Ltd.	3,127	79,591
Telstra Corp., Ltd.	35,516	134,583
		326,176
Belgium | 3.7%
Anheuser-Busch InBev NV	2,962	230,274

Brazil | 4.8%
Banco do Brasil SA	8,858	86,132
Cielo SA	3,236	95,187
MRV Engenharia e Participacoes SA	7,685	35,584
Vale SA Sponsored ADR	4,301	85,375
		302,278
Canada | 1.3%
Potash Corp. of Saskatchewan, Inc.	1,885	82,391

China | 1.9%
China Construction Bank Corp., Class H	87,000	59,984
Weichai Power Co., Ltd., Class H	14,957	59,819
		119,803
Finland | 1.1%
Sampo Oyj, A Shares	2,684	69,770

France | 9.4%
AXA SA	2,717	36,365
BNP Paribas SA	1,854	71,571
Danone SA	898	55,750
LVMH Moet Hennessy Louis Vuitton SA	390	59,443
Sanofi SA	2,233	169,331
Technip SA	651	67,935
Total SA	1,670	75,366
Valeo SA	1,340	55,522
		591,283
Germany | 6.9%
Bayer AG	1,168	84,223
Bayerische Motoren Werke AG	810	58,691
Merck KGaA	1,039	103,684
SAP AG	3,108	183,538
		430,136

Description	Shares	Value

Hong Kong | 2.0%
China Mobile, Ltd. Sponsored ADR	2,300	$125,741

Indonesia | 2.7%
PT Bank Mandiri (Persero) Tbk	93,000	71,987
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	2,714	94,529
		166,516
Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR (a)	2,257	68,613

Italy | 0.9%
Atlantia SpA	4,479	57,207

Japan | 9.8%
Canon, Inc.	2,192	87,774
Daito Trust Construction Co., Ltd.	1,065	101,027
Fanuc Corp.	386	63,419
JS Group Corp.	4,500	95,199
Komatsu, Ltd.	3,400	81,491
Sumitomo Mitsui Financial Group, Inc.	3,676	121,267
Yahoo Japan Corp.	210	67,962
		618,139
Mexico | 0.2%
Genomma Lab Internacional SAB de CV (a)	5,800	11,486

Netherlands | 1.0%
ING Groep NV (a)	9,275	62,577

Norway | 0.7%
Petroleum Geo-Services ASA	3,564	43,695

Russia | 3.0%
Mobile TeleSystems OJSC Sponsored ADR	2,989	51,411
Sberbank of Russia	51,606	137,658
		189,069
South Africa | 1.7%
Mr Price Group, Ltd.	3,756	51,458
Standard Bank Group, Ltd.	4,276	58,009
		109,467
South Korea | 2.7%
Hyundai Mobis	428	103,608
KT&G Corp.	950	67,379
		170,987

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Sweden | 3.6%
Assa Abloy AB, Class B	4,034	$112,803
Sandvik AB	4,816	62,002
Swedbank AB, A Shares	3,410	53,925
		228,730
Switzerland | 3.3%
Novartis AG	3,660	204,155

Taiwan | 2.2%
Taiwan Semiconductor
Manufacturing Co., Ltd.	49,341	135,053

Thailand | 1.6%
Kasikornbank Public Co. Ltd.	18,900	98,727

Turkey | 1.0%
Koc Holding AS	17,169	65,599

United Kingdom | 24.8%
BG Group PLC	4,292	87,848
British American Tobacco PLC	3,643	185,423
British Sky Broadcasting Group PLC	8,839	96,470
GlaxoSmithKline PLC	6,556	148,663
Informa PLC	15,596	93,256
Petrofac, Ltd.	3,799	83,052
Prudential PLC	10,177	117,915
Rexam PLC	16,820	111,272
Royal Dutch Shell PLC, A Shares	3,941	133,174
Standard Chartered PLC	2,730	59,516
Tullow Oil PLC	3,398	78,440
Unilever PLC	5,988	201,252
Wm Morrison Supermarkets PLC	20,565	85,828
Wolseley PLC	2,053	76,705
		1,558,814
Total Common Stocks
(Identified cost $5,964,858)		6,066,686

Description	Shares	Value

Short-Term Investment | 3.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $203,166)	203,166	$203,166

Total Investments | 99.8%
(Identified cost $6,168,024) (b)		$6,269,852

Cash and Other Assets in Excess
of Liabilities | 0.2%		12,944

Net Assets | 100.0%		$6,282,796

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 93.4%

Australia | 7.7%
Amcor, Ltd.	1,803,891	$13,145,926
Ansell, Ltd.	1,070,169	14,526,693
Caltex Australia, Ltd.	548,678	7,665,063
James Hardie Industries SE	1,852,057	15,169,794
Orica, Ltd.	464,622	11,826,040
		62,333,516
Belgium | 2.3%
Anheuser-Busch InBev NV	245,926	19,118,961

Bermuda | 0.9%
Signet Jewelers, Ltd.	160,865	7,083,050

Brazil | 0.6%
LPS Brasil Consultoria de Imoveis SA	304,100	5,072,119

Canada | 1.9%
Potash Corp. of Saskatchewan, Inc.	354,840	15,509,655

China | 0.5%
Shenguan Holdings Group, Ltd.	6,638,000	3,817,780

Egypt | 0.3%
Eastern Tobacco SAE	176,458	2,330,055

Finland | 2.8%
Sampo Oyj, A Shares	878,800	22,844,080

France | 9.2%
BNP Paribas SA	253,785	9,797,060
Christian Dior SA	75,945	10,459,179
Cie Generale de Geophysique - Veritas (a)	547,530	14,146,938
Sanofi SA	268,867	20,388,467
Technip SA	80,139	8,362,906
Valeo SA	276,668	11,463,649
		74,618,199
Germany | 5.9%
Bayerische Motoren Werke AG	100,757	7,300,641
Merck KGaA	124,323	12,406,421
Sky Deutschland AG (a)	3,408,080	12,375,741
Symrise AG	529,130	16,073,540
		48,156,343

Description	Shares	Value

Indonesia | 3.3%
PT Bank Mandiri (Persero) Tbk	16,206,000	$12,544,304
PT Media Nusantara Citra Tbk	68,837,000	14,645,554
		27,189,858
Ireland | 3.3%
Kerry Group PLC Class A	345,451	15,117,509
Ryanair Holdings PLC Sponsored ADR (a)	392,150	11,921,360
		27,038,869
Japan | 9.3%
Asics Corp.	1,309,950	16,643,549
Daito Trust Construction Co., Ltd.	118,500	11,241,051
Don Quijote Co., Ltd.	663,600	22,829,902
JS Group Corp.	585,700	12,390,752
Nabtesco Corp.	562,300	12,502,077
		75,607,331
Netherlands | 1.5%
ING Groep NV (a)	1,857,061	12,529,269

Philippines | 0.8%
GT Capital Holdings, Inc. (a)	545,400	6,547,737

Russia | 1.5%
Sberbank of Russia	4,528,236	12,079,024

South Africa | 3.2%
Aspen Pharmacare Holdings, Ltd.	769,470	11,875,514
Life Healthcare Group Holdings Pte, Ltd.	3,705,493	14,122,811
		25,998,325
South Korea | 2.3%
Duksan Hi-Metal Co., Ltd. (a)	276,954	5,967,095
Hyundai Mobis	52,269	12,653,033
		18,620,128
Spain | 0.8%
Mediaset Espana Comunicacion SA	1,342,954	6,540,331

Sweden | 1.5%
Sandvik AB	973,612	12,534,524

Switzerland | 4.2%
Julius Baer Group, Ltd.	354,065	12,819,384
Novartis AG	381,854	21,299,796
		34,119,180
Thailand | 1.8%
Kasikornbank Public Co. Ltd.	2,772,500	14,482,592

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

United Kingdom | 27.8%
AMEC PLC	777,397	$12,269,770
Associated British Foods PLC	1,133,059	22,797,852
BBA Aviation PLC	3,621,942	11,583,336
BG Group PLC	605,904	12,401,541
British American Tobacco PLC	504,750	25,690,929
British Sky Broadcasting Group PLC	1,408,925	15,377,102
GlaxoSmithKline PLC	704,489	15,974,885
IG Group Holdings PLC	1,489,657	11,215,701
Informa PLC	4,058,762	24,269,376
Prudential PLC	1,829,138	21,193,096
Rexam PLC	3,498,348	23,143,246
Rockhopper Exploration PLC (a)	1,724,377	6,973,066
Tullow Oil PLC	342,196	7,899,341
Unilever PLC	475,293	15,974,203
		226,763,444
Total Common Stocks
(Identified cost $713,013,593)		760,934,370

Description	Shares	Value

Short-Term Investment | 5.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $46,197,221)	46,197,221	$46,197,221

Total Investments | 99.1%
(Identified cost $759,210,814) (b)		$807,131,591

Cash and Other Assets in Excess
of Liabilities | 0.9%		7,510,568

Net Assets | 100.0%		$814,642,159

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 99.0%

Australia | 6.9%
Ansell, Ltd.	39,770	$539,846
Aristocrat Leisure, Ltd.	232,452	661,274
Cabcharge Australia, Ltd.	132,503	679,896
Echo Entertainment Group, Ltd.	102,670	450,386
James Hardie Industries SE	100,275	821,330
Macquarie Atlas Roads Group (a)	532,568	822,160
		3,974,892
Austria | 2.8%
Andritz AG	16,122	829,995
Kapsch TrafficCom AG	10,179	761,392
		1,591,387
Belgium | 5.7%
Arseus NV	56,896	1,001,381
EVS Broadcast Equipment SA	11,311	532,626
Kinepolis Group NV	8,623	735,454
Telenet Group Holding NV	22,946	1,002,326
		3,271,787
China | 2.7%
AAC Technologies Holdings, Inc.	348,000	1,007,702
Prince Frog International Holdings, Ltd.	1,526,000	549,554
		1,557,256
France | 2.1%
Cie Generale de Geophysique - Veritas (a)	19,506	503,991
Valeo SA	17,777	736,584
		1,240,575
Germany | 7.7%
CompuGroup Medical AG	71,382	962,247
CTS Eventim AG	23,841	718,283
Deutsche Wohnen AG	20,312	342,298
Dialog Semiconductor PLC (a)	25,852	469,206
NORMA Group	24,553	539,315
STRATEC Biomedical AG	14,695	652,866
Wirecard AG	41,092	796,174
		4,480,389
Ireland | 0.9%
Kenmare Resources PLC (a)	788,861	489,147

Italy | 2.1%
Azimut Holding SpA	73,184	753,842
MARR SpA	51,630	483,042
		1,236,884

Description	Shares	Value

Japan | 26.6%
Ain Pharmaciez, Inc.	24,000	$1,444,090
Asahi Co., Ltd.	37,700	621,683
Asahi Holdings, Inc.	43,501	882,068
Benesse Holdings, Inc.	15,400	688,503
Daiseki Co., Ltd.	35,100	610,050
Don Quijote Co., Ltd.	32,900	1,131,862
Dr. Ci:Labo Co., Ltd.	174	593,749
JAFCO Co., Ltd.	32,900	639,489
JSR Corp.	36,200	628,002
Konami Corp.	24,050	546,233
Kurita Water Industries, Ltd.	22,100	510,990
Misumi Group, Inc.	36,200	852,579
OSG Corp.	40,700	585,344
Rinnai Corp.	10,200	702,756
Santen Pharmaceutical Co., Ltd.	18,890	774,723
Suruga Bank, Ltd.	98,300	1,006,799
Sysmex Corp.	19,700	778,553
Tamron Co., Ltd.	20,500	680,279
USS Co., Ltd.	10,820	1,168,749
Valor Co., Ltd.	34,600	571,369
		15,417,870
Netherlands | 4.6%
Aalberts Industries NV	39,790	619,564
ASM International NV	19,668	747,365
Gemalto NV	10,994	790,647
Royal Imtech NV	21,715	518,128
		2,675,704
Norway | 5.2%
Atea ASA	66,526	585,224
Kongsberg Gruppen ASA	50,164	949,230
Petroleum Geo-Services ASA	39,825	488,262
TGS Nopec Geophysical Co. ASA	37,027	998,001
		3,020,717
Singapore | 2.2%
Ezra Holdings, Ltd. (a)	740,000	629,879
XP Power, Ltd.	34,266	619,632
		1,249,511
Sweden | 7.4%
Elekta AB, B Shares	21,485	979,799
Getinge AB, B Shares	27,090	671,312
Indutrade AB	18,271	500,654
Intrum Justitia AB	54,982	800,783
Loomis AB, B Shares	57,071	704,700
Mekonomen AB	21,061	644,921
		4,302,169

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Switzerland | 1.8%
Dufry AG (a)	8,699	$1,055,265

United Kingdom | 20.3%
Abcam PLC	94,606	618,507
Aberdeen Asset Management PLC	145,603	592,984
APR Energy PLC	42,883	456,911
Ashtead Group PLC	184,098	754,320
Dignity PLC	58,075	734,652
Diploma PLC	91,142	636,709
Elementis PLC	157,510	491,921
Hansteen Holdings PLC REIT	517,282	583,637
IG Group Holdings PLC	154,735	1,165,007
Intertek Group PLC	18,417	774,021
Melrose PLC	94,760	554,400
Morgan Crucible Co. PLC	141,417	617,993
Provident Financial PLC	38,357	731,042
Rightmove PLC	30,136	752,349
RPC Group PLC	99,311	604,056
Spectris PLC	26,659	641,179
Synergy Health PLC	44,042	622,735
Yule Catto & Co. PLC	182,845	417,353
		11,749,776
Total Common Stocks
(Identified cost $49,065,017)		57,313,329

Description	Shares	Value

Right | 0.1%

Australia | 0.1%
Echo Entertainment Group, Ltd.,
Expires 07/09/12
(Identified cost $0) (f)	20,534	$20,596

Short-Term Investment | 1.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $761,104)	761,104	761,104

Total Investments | 100.4%
(Identified cost $49,826,121) (b)		$58,095,029

Liabilities in Excess of Cash and
Other Assets | (0.4)%		(222,805)

Net Assets | 100.0%		$57,872,224

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 95.7%

Argentina | 0.5%
YPF Sociedad Anonima
Sponsored ADR	5,574,797	$68,848,743

Brazil | 16.3%
Banco do Brasil SA	40,019,610	389,137,657
CCR SA	19,021,400	154,652,458
Cielo SA	16,204,984	476,669,382
Companhia Siderurgica Nacional SA
Sponsored ADR	19,836,024	112,470,256
Natura Cosmeticos SA	9,826,400	229,943,142
Redecard SA	28,946,720	473,437,765
Souza Cruz SA	12,649,825	185,669,326
Vale SA Sponsored ADR	18,816,500	373,507,525
		2,395,487,511
Canada | 0.7%
First Quantum Minerals, Ltd.	5,961,312	105,395,949

China | 4.0%
China Construction Bank Corp.,
Class H	458,085,220	315,837,801
CNOOC, Ltd.	15,844,000	31,961,941
NetEase, Inc. Sponsored ADR (a)	2,359,356	138,848,100
Weichai Power Co., Ltd., Class H	23,707,500	94,815,821
		581,463,663
Colombia | 0.0%
Pacific Rubiales Energy Corp.	261,500	5,537,707

Egypt | 2.4%
Commercial International Bank
Egypt SAE	29,075,818	124,762,696
Eastern Tobacco SAE	3,075,281	40,607,820
Orascom Construction Industries	4,318,112	180,322,248
		345,692,764
France | 0.8%
CFAO SA	2,605,951	123,487,741

Hong Kong | 2.4%
China Mobile, Ltd. Sponsored ADR	4,653,804	254,423,465
Huabao International Holdings, Ltd.	211,907,000	104,303,248
		358,726,713

Description	Shares	Value

Hungary | 1.3%
OTP Bank PLC	12,167,069	$193,576,136

India | 5.4%
Bank of India	16,569,757	103,579,646
Bharat Heavy Electricals, Ltd.	33,372,660	139,807,044
Infosys, Ltd. Sponsored ADR	1,662,308	74,903,598
Jindal Steel & Power, Ltd.	14,555,576	122,966,279
Punjab National Bank, Ltd.	13,801,369	201,391,107
Tata Consultancy Services, Ltd.	6,801,111	156,513,209
		799,160,883
Indonesia | 5.9%
PT Bank Mandiri (Persero) Tbk	285,016,430	220,617,847
PT Perusahaan Gas Negara
(Persero) Tbk	152,635,000	57,654,628
PT Semen Gresik (Persero) Tbk	84,955,800	102,605,430
PT Tambang Batubara Bukit Asam Tbk	36,156,200	57,131,560
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	9,440,449	328,810,839
PT United Tractors Tbk	45,007,984	103,615,411
		870,435,715
Malaysia | 0.8%
British American Tobacco
Malaysia Berhad	6,325,900	111,984,626

Mexico | 5.0%
America Movil SAB de CV ADR,
Series L	8,637,570	225,095,074
Desarrolladora Homex SAB
de CV ADR (a)	46,185	711,249
Grupo Mexico SAB de CV, Series B	87,170,747	259,100,289
Grupo Televisa SA Sponsored ADR	6,764,100	145,292,868
Kimberly-Clark de Mexico SAB de CV,
Series A	52,660,095	103,151,366
		733,350,846
Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	52,154,549	88,699,328
Pakistan Petroleum, Ltd.	51,296,768	101,757,766
		190,457,094
Philippines | 2.2%
Philippine Long Distance Telephone Co.
Sponsored ADR	5,154,150	327,803,940

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 8.5%
Gazprom OAO Sponsored ADR	16,657,131	$157,678,334
Lukoil OAO Sponsored ADR	2,019,750	113,267,580
Magnit OJSC Sponsored GDR (d), (f)	4,177,365	125,655,139
Mobile TeleSystems OJSC
Sponsored ADR	15,671,843	269,555,700
Oriflame Cosmetics SA SDR	2,598,429	86,957,009
Sberbank of Russia (f)	99,381,105	265,098,104
TNK-BP Holding (f)	39,192,194	90,555,445
Uralkali OJSC Sponsored GDR	3,511,389	135,465,894
		1,244,233,205
South Africa | 11.6%
Bidvest Group, Ltd.	9,797,015	218,924,499
Massmart Holdings, Ltd.	1,735,033	35,925,779
Murray & Roberts Holdings, Ltd. (a)	36,859,722	111,435,705
Nedbank Group, Ltd.	7,330,646	156,287,357
Pretoria Portland Cement Co., Ltd.	31,726,033	104,136,716
Sanlam, Ltd.	30,616,367	134,307,711
Shoprite Holdings, Ltd.	17,009,786	314,290,615
Standard Bank Group, Ltd.	9,388,429	127,365,439
Tiger Brands, Ltd.	4,634,808	139,220,342
Truworths International, Ltd.	17,716,281	194,306,590
Vodacom Group, Ltd.	9,684,437	110,421,585
Woolworths Holdings, Ltd.	10,754,243	66,243,652
		1,712,865,990
South Korea | 13.8%
Hite Jinro Co., Ltd.	1,984,468	37,544,684
Hyundai Mobis	899,105	217,651,094
KB Financial Group, Inc.	6,078,730	197,994,253
Korea Life Insurance Co., Ltd.	31,200,643	175,296,473
KT&G Corp.	4,553,670	322,968,048
NHN Corp.	975,121	213,844,883
Samsung Electronics Co., Ltd.	356,329	377,788,165
Shinhan Financial Group Co., Ltd.	9,601,714	334,185,448
Woongjin Coway Co., Ltd.	4,936,084	153,839,526
		2,031,112,574
Taiwan | 4.5%
Hon Hai Precision Industry Co., Ltd.	44,169,199	133,185,645
HTC Corp.	13,176,935	173,253,780
MediaTek, Inc.	11,543,421	106,976,155
Taiwan Semiconductor Manufacturing
Co., Ltd.	92,576,284	253,393,736
		666,809,316

Description	Shares	Value

Thailand | 2.2%
Banpu Public Co. Ltd.	1,912,300	$26,733,665
CP All Public Co. Ltd. (f)	94,131,400	105,216,143
PTT Exploration & Production
Public Co. Ltd. (f)	9,807,450	51,878,199
The Siam Cement Public Co. Ltd.	12,065,200	138,033,838
		321,861,845
Turkey | 5.9%
Akbank TAS	40,962,007	150,402,456
Koc Holding AS	41,286,123	157,745,019
Turkcell Iletisim Hizmetleri AS (a)	51,437,359	259,925,077
Turkiye Is Bankasi AS, C Shares	112,294,808	299,423,845
		867,496,397
United Kingdom | 0.2%
Anglo American PLC	904,331	30,205,470

Total Common Stocks
(Identified cost $14,151,312,927)		14,085,994,828

Preferred Stocks | 2.0%

Brazil | 2.0%
CEMIG SA Sponsored ADR	6,821,803	125,657,611
Companhia de Bebidas das Americas
SA Sponsored ADR	4,416,248	169,274,786

Total Preferred Stocks
(Identified cost $203,877,170)		294,932,397

Short-Term Investment | 2.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $343,246,345)	343,246,345	343,246,345

Total Investments | 100.0%
(Identified cost $14,698,436,442) (b)		$14,724,173,570

Liabilities in Excess of Cash and
Other Assets | 0.0%		(3,741,508)

Net Assets | 100.0%		$14,720,432,062

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 89.3%

Brazil | 9.1%
Cia Hering	196,734	$3,731,922
Cyrela Brazil Realty SA
Empreendimentos e Participacoes	666,660	4,912,406
Localiza Rent a Car SA	161,381	2,438,593
MRV Engenharia e Participacoes SA	1,246,795	5,773,061
Petroleo Brasileiro SA Sponsored ADR	318,600	5,779,404
Totvs SA	182,163	3,509,937
Vale SA Sponsored ADR	205,415	4,077,488
		30,222,811
China | 22.8%
AAC Technologies Holdings, Inc.	1,993,700	5,773,149
Agricultural Bank of China, Ltd., Class H	16,644,500	6,720,062
China Construction Bank Corp., Class H	3,598,184	2,480,854
China Merchants Bank Co., Ltd.,
Class H	3,456,406	6,546,324
China National Materials Co., Ltd.,
Class H	17,332,890	5,394,245
China State Construction International
Holdings, Ltd.	7,464,940	7,095,915
Daphne International Holdings, Ltd.	4,862,000	4,963,915
First Tractor Co., Ltd., Class H (a)	3,742,000	3,011,123
Hengdeli Holdings, Ltd.	15,188,000	4,868,036
Hidili Industry International
Development, Ltd.	9,398,900	2,633,423
NetEase, Inc. Sponsored ADR (a)	63,485	3,736,092
Ping An Insurance (Group) Co. of
China, Ltd., Class H	865,500	6,978,646
Sands China, Ltd.	2,307,800	7,392,691
Vinda International Holdings, Ltd.	1,940,000	2,897,518
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	4,388,600	5,639,675
		76,131,668
Colombia | 1.6%
Pacific Rubiales Energy Corp.	255,523	5,411,134

Description	Shares	Value

India | 5.9%
Cairn India, Ltd. (a)	700,768	$3,883,676
HDFC Bank, Ltd. Sponsored ADR	97,000	3,162,200
ICICI Bank, Ltd. Sponsored ADR	265,230	8,596,105
Shriram Transport Finance Co., Ltd.	436,096	4,141,935
		19,783,916
Indonesia | 2.8%
PT Bank Rakyat Indonesia (Persero) Tbk	11,496,600	7,868,023
PT XL Axiata Tbk	2,510,500	1,640,025
		9,508,048
Kazakhstan | 1.3%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	461,670	2,300,626
Zhaikmunai LP GDR (a)	248,798	2,118,013
		4,418,639
Mexico | 5.3%
Corporacion Geo SAB de CV,
Series B (a)	5,737,706	6,456,140
Genomma Lab Internacional
SAB de CV (a)	2,779,900	5,491,155
Grupo Financiero Banorte SAB de CV,
Class O	1,105,457	5,713,038
		17,660,333
Peru | 2.0%
Credicorp, Ltd.	52,600	6,621,814

Philippines | 1.1%
SM Investments Corp.	201,721	3,506,284

Qatar | 1.0%
Qatar Electricity & Water Co.	91,300	3,325,073

Russia | 17.7%
Alliance Oil Co., Ltd. SDR (a)	395,885	3,624,002
Eurasia Drilling Co., Ltd. GDR	219,482	5,598,432
Globaltrans Investment PLC
Sponsored GDR	559,141	10,063,809
Novatek OAO Sponsored GDR	32,594	3,470,145
Rosneft Oil Co. OJSC GDR	942,232	5,907,097
Sberbank of Russia (f)	3,672,541	9,796,466
TMK OAO GDR	447,562	5,386,432
Uralkali OJSC Sponsored GDR	121,932	4,704,015
VTB Bank OJSC GDR	1,395,683	4,950,641
X5 Retail Group NV GDR (a)	248,555	5,678,137
		59,179,176

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 5.9%
Barloworld, Ltd.	510,669	$5,067,410
Exxaro Resources, Ltd. Sponsored ADR	428,380	10,062,218
Standard Bank Group, Ltd.	345,556	4,687,886
		19,817,514
South Korea | 5.5%
Kia Motors Corp.	100,388	6,612,285
Mando Corp.	33,557	4,998,351
Samsung Electronics Co., Ltd.	6,274	6,651,838
		18,262,474
Taiwan | 4.2%
Catcher Technology Co., Ltd.	513,000	3,472,214
Synnex Technology International Corp.	1,782,989	4,360,817
Tripod Technology Corp.	1,340,140	3,816,207
Yuanta Financial Holding Co., Ltd.	5,260,159	2,413,608
		14,062,846
Thailand | 1.2%
PTT Exploration & Production
Public Co. Ltd. (f)	776,849	4,109,277

Turkey | 1.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	690,999	4,294,062

United States | 0.6%
NII Holdings, Inc. (a)	201,777	2,064,179

Total Common Stocks
(Identified cost $341,866,815)		298,379,248

Description	Shares	Value

Preferred Stocks | 6.2%

Brazil | 4.6%
Banco Bradesco SA Sponsored ADR	449,708	$6,687,158
Gerdau SA Sponsored ADR	481,450	4,217,502
Marcopolo SA	977,900	4,406,271
		15,310,931
Colombia | 1.6%
Bancolombia SA Sponsored ADR	86,600	5,355,344

Total Preferred Stocks
(Identified cost $22,126,305)		20,666,275

Short-Term Investment | 4.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $13,967,845)	13,967,845	13,967,845

Total Investments | 99.7%
(Identified cost $377,960,965) (b)		$333,013,368

Cash and Other Assets in Excess
of Liabilities | 0.3%		1,013,993

Net Assets | 100.0%		$334,027,361

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 88.1%

Argentina | 0.3%
YPF Sociedad Anonima Sponsored ADR	39,775	$491,221

Brazil | 10.7%
Banco do Brasil SA	205,107	1,994,394
Cia Hering	39,727	753,597
Cielo SA Sponsored ADR	94,192	2,789,967
Companhia Siderurgica Nacional SA
Sponsored ADR	124,545	706,170
Localiza Rent a Car SA	96,500	1,458,190
MRV Engenharia e Participacoes SA	390,800	1,809,529
Natura Cosmeticos SA	65,250	1,526,886
Petroleo Brasileiro SA Sponsored ADR	110,300	2,000,842
Redecard SA	128,700	2,104,951
Souza Cruz SA	111,295	1,633,546
		16,778,072
Canada | 0.8%
First Quantum Minerals, Ltd.	68,805	1,216,472

China | 12.5%
AAC Technologies Holdings, Inc.	649,640	1,881,160
Agricultural Bank of China, Ltd., Class H	6,077,000	2,453,532
China Construction Bank Corp., Class H	3,298,461	2,274,203
China National Materials Co., Ltd.,
Class H	4,083,000	1,270,688
China State Construction International
Holdings, Ltd.	3,144,504	2,989,057
CNOOC, Ltd.	19,000	37,345
Daphne International Holdings, Ltd.	1,536,000	1,568,197
Hidili Industry International
Development, Ltd.	2,993,360	838,692
Ping An Insurance (Group) Co. of
China, Ltd., Class H	324,000	2,612,457
Sands China, Ltd.	562,800	1,802,845
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	1,510,840	1,941,541
		19,669,717
Colombia | 1.1%
Pacific Rubiales Energy Corp.	84,300	1,785,196

Description	Shares	Value

Egypt | 2.3%
Commercial International Bank Egypt SAE	467,073	$2,004,184
Orascom Construction Industries	37,682	1,573,582
		3,577,766
Hong Kong | 0.8%
China Mobile, Ltd. Sponsored ADR	24,800	1,355,816

Hungary | 0.9%
OTP Bank PLC	93,059	1,480,554

India | 1.7%
ICICI Bank, Ltd. Sponsored ADR	82,090	2,660,537

Indonesia | 3.9%
PT Bank Rakyat Indonesia (Persero) Tbk	3,547,618	2,427,912
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	64,250	2,237,828
PT United Tractors Tbk	656,015	1,510,249
		6,175,989
Kazakhstan | 0.5%
Halyk Savings Bank of Kazakhstan
JSC GDR (a)	157,002	780,457

Mexico | 8.3%
America Movil SAB de CV ADR, Series L	63,708	1,660,230
Corporacion Geo SAB de CV, Series B (a)	954,900	1,074,466
Genomma Lab Internacional
SAB de CV (a)	1,205,500	2,381,232
Grupo Financiero Banorte SAB de CV,
Class O	541,800	2,800,040
Grupo Mexico SAB de CV, Series B	601,001	1,786,374
Grupo Televisa SA Sponsored ADR	82,373	1,769,372
Kimberly-Clark de Mexico SAB de CV,
Series A	837,200	1,639,920
		13,111,634
Philippines | 1.6%
Philippine Long Distance Telephone Co.
Sponsored ADR	38,692	2,460,811

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Russia | 15.0%
Alliance Oil Co., Ltd. SDR (a)	170,036	$1,556,540
Eurasia Drilling Co., Ltd. GDR	87,978	2,245,590
Gazprom OAO Sponsored ADR	136,839	1,295,334
Globaltrans Investment PLC
Sponsored GDR	154,023	2,771,887
Lukoil OAO Sponsored ADR	28,068	1,574,053
Mobile TeleSystems OJSC
Sponsored ADR	130,820	2,250,104
Oriflame Cosmetics SA SDR	35,967	1,203,644
Sberbank of Russia (f)	806,256	2,150,680
Sberbank of Russia Sponsored ADR	174,072	1,883,459
TMK OAO GDR	137,450	1,654,218
Uralkali OJSC Sponsored GDR	82,809	3,194,689
X5 Retail Group NV GDR (a)	77,200	1,768,905
		23,549,103
South Africa | 5.9%
Exxaro Resources, Ltd.	107,966	2,521,457
Standard Bank Group, Ltd.	270,274	3,666,595
Tiger Brands, Ltd.	50,565	1,518,871
Truworths International, Ltd.	146,371	1,605,351
		9,312,274
South Korea | 11.8%
Hyundai Mobis	6,623	1,603,264
Kia Motors Corp.	30,978	2,040,437
Korea Life Insurance Co., Ltd.	242,372	1,361,733
KT&G Corp.	35,473	2,515,915
Mando Corp.	14,236	2,120,467
NHN Corp.	9,309	2,041,472
Samsung Electronics Co., Ltd.	4,383	4,646,957
Shinhan Financial Group Co., Ltd.	64,080	2,230,290
		18,560,535
Taiwan | 5.1%
Hon Hai Precision Industry Co., Ltd.	482,281	1,454,246
HTC Corp. GDR	27,227	1,423,700
Synnex Technology International Corp.	863,190	2,111,182
Taiwan Semiconductor
Manufacturing Co., Ltd.	628,000	1,718,920
Tripod Technology Corp.	461,146	1,313,168
		8,021,216

Description	Shares	Value

Thailand | 0.7%
Banpu Public Co. Ltd.	84,630	$1,183,115

Turkey | 3.8%
Koc Holding AS ADR	109,212	2,095,778
Turkcell Iletisim Hizmetleri AS ADR (a)	135,155	1,696,195
Turkiye Is Bankasi AS, C Shares	804,908	2,146,214
		5,938,187
United States | 0.4%
NII Holdings, Inc. (a)	64,900	663,927

Total Common Stocks
(Identified cost $149,034,161)		138,772,599

Preferred Stocks | 5.0%

Brazil | 3.6%
CEMIG SA Sponsored ADR	101,868	1,876,408
Marcopolo SA	359,800	1,621,205
Vale SA Sponsored ADR	114,200	2,228,042
		5,725,655
Colombia | 1.4%
Bancolombia SA Sponsored ADR	34,820	2,153,269

Total Preferred Stocks
(Identified cost $8,253,405)		7,878,924

Short-Term Investment | 5.6%
State Street Institutional Treasury
Money Market Fund
(Identified cost $8,829,225)	8,829,225	8,829,225

Total Investments | 98.7%
(Identified cost $166,116,791) (b)		$155,480,748

Cash and Other Assets in Excess
of Liabilities | 1.3%		2,016,500

Net Assets | 100.0%		$157,497,248

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 43.2%

Argentina | 0.2%
YPF Sociedad Anonima
Sponsored ADR (e)	9,387	$115,929

Brazil | 5.4%
Banco do Brasil SA	26,290	255,635
Banco do Brasil SA Sponsored ADR (e)	13,960	136,948
Brasil Brokers Participacoes SA	28,800	93,634
Brasil Insurance Participacoes e
Administracao SA	11,400	101,314
Cia Hering	7,390	140,184
Cielo SA Sponsored ADR (e)	18,148	537,544
Companhia Siderurgica Nacional SA
Sponsored ADR	22,930	130,013
Localiza Rent a Car SA	18,000	271,994
M Dias Branco SA	3,400	99,876
MRV Engenharia e Participacoes SA	72,170	334,170
Natura Cosmeticos SA	12,540	293,443
Petroleo Brasileiro SA Sponsored ADR (e)	20,200	366,428
Redecard SA	11,548	188,873
Redecard SA Sponsored GDR (d), (e)	6,573	213,949
Souza Cruz SA	21,380	313,808
T4F Entretenimento SA	10,800	89,529
UNICASA Industria de Moveis SA (a)	8,400	67,039
		3,634,381
Cambodia | 0.1%
NagaCorp, Ltd.	190,000	85,064

Canada | 0.4%
First Quantum Minerals, Ltd.	12,980	229,486

China | 6.1%
AAC Technologies Holdings, Inc.	118,000	341,692
Agricultural Bank of China, Ltd., Class H	1,140,000	460,264
Biostime International Holdings, Ltd.	25,500	65,243
China Construction Bank Corp., Class H	635,000	437,816
China National Materials Co., Ltd., Class H	741,000	230,610
China Outfitters Holdings, Ltd.	490,000	98,472
China State Construction International
Holdings, Ltd.	565,600	537,640
China ZhengTong Auto Services
Holdings, Ltd. (a)	73,500	39,460

Description	Shares	Value

CNOOC, Ltd.	3,000	$5,908
Daphne International Holdings, Ltd.	292,000	298,121
Hengdeli Holdings, Ltd.	288,000	92,309
Hidili Industry International
Development, Ltd.	571,000	159,985
Ping An Insurance (Group) Co. of
China, Ltd., Class H	61,000	491,851
Prince Frog International Holdings, Ltd.	257,000	92,553
Sands China, Ltd.	107,600	344,680
Shenguan Holdings Group, Ltd.	184,000	105,826
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	266,180	342,061
		4,144,491
Colombia | 0.5%
Pacific Rubiales Energy Corp.	15,800	334,592

Egypt | 1.1%
Commercial International Bank Egypt SAE	71,153	305,314
Commercial International Bank Egypt
SAE GDR	18,460	78,750
Orascom Construction Industries	6,777	283,004
Orascom Construction Industries
Sponsored ADR	1,750	70,385
		737,453
Hong Kong | 0.9%
China Metal Recycling Holdings, Ltd.	87,600	65,100
China Mobile, Ltd. Sponsored ADR	4,800	262,416
REXLot Holdings, Ltd.	1,300,000	93,182
Sitoy Group Holdings, Ltd. (a)	223,000	99,801
Stella International Holdings, Ltd.	37,500	93,053
		613,552
Hungary | 0.4%
OTP Bank PLC	17,903	284,834

India | 0.7%
ICICI Bank, Ltd. Sponsored ADR (e)	15,100	489,391

Indonesia | 1.9%
PT Bank Pembangunan Daerah Jawa
Barat dan Banten Tbk	922,500	91,151
PT Bank Rakyat Indonesia (Persero) Tbk	691,000	472,905
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR (e)	12,350	430,151
PT United Tractors Tbk	126,015	290,106
		1,284,313

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Kazakhstan | 0.2%
Halyk Savings Bank of Kazakhstan
JSC GDR (a), (e)	30,771	$152,963

Mexico | 3.8%
America Movil SAB de CV ADR, Series L	12,190	317,672
Corporacion Geo SAB de CV, Series B (a)	173,500	195,225
Genomma Lab Internacional SAB de CV (a)	275,900	544,987
Grupo Financiero Banorte SAB de CV,
Class O	98,900	511,118
Grupo Mexico SAB de CV, Series B	115,509	343,331
Grupo Televisa SA Sponsored ADR (e)	15,892	341,360
Kimberly-Clark de Mexico SAB de CV,
Series A	161,125	315,614
		2,569,307
Pakistan | 0.1%
Fauji Fertilizer Co., Ltd.	78,328	91,571

Philippines | 0.7%
Philippine Long Distance Telephone Co.
Sponsored ADR (e)	7,433	472,739

Russia | 6.8%
Alliance Oil Co., Ltd. SDR (a)	32,045	293,346
Eurasia Drilling Co., Ltd. GDR (e)	16,669	425,467
Gazprom OAO Sponsored ADR	26,247	248,457
Globaltrans Investment PLC
Sponsored GDR (e)	34,032	612,460
Lukoil OAO Sponsored ADR	5,385	301,991
Mobile TeleSystems OJSC
Sponsored ADR (e)	25,160	432,752
NOMOS-BANK GDR (a)	6,458	77,501
Oriflame Cosmetics SA SDR	6,567	219,766
Sberbank of Russia (e), (f)	152,150	405,859
Sberbank of Russia Sponsored ADR (e)	33,552	363,033
TMK OAO GDR (e)	26,762	322,082
Uralkali OJSC Sponsored GDR (e)	15,505	598,167
X5 Retail Group NV GDR (a)	14,200	325,368
		4,626,249

Description	Shares	Value

South Africa | 2.9%
AVI, Ltd.	15,949	$97,872
Exxaro Resources, Ltd.	20,321	474,580
Lewis Group, Ltd.	11,665	100,533
Standard Bank Group, Ltd.	51,372	696,924
Tiger Brands, Ltd.	9,738	292,510
Truworths International, Ltd.	27,806	304,967
		1,967,386
South Korea | 5.7%
BS Financial Group, Inc.	6,100	64,503
Grand Korea Leisure Co., Ltd.	3,320	69,086
Hy-Lok Corp.	3,787	69,823
Hyundai Marine & Fire Insurance Co., Ltd.	3,910	101,753
Hyundai Mobis	1,277	309,130
Kia Motors Corp.	6,035	397,509
Korea Life Insurance Co., Ltd.	46,580	261,703
KT&G Corp.	2,678	189,937
KT&G Corp. GDR (d), (e)	8,225	291,557
Mando Corp.	2,671	397,848
NHN Corp.	1,787	391,891
Samsung Electronics Co., Ltd.	589	624,471
Samsung Electronics Co., Ltd. GDR	493	262,029
Shinhan Financial Group Co., Ltd.	5,440	189,338
Shinhan Financial Group Co., Ltd. ADR	3,446	244,597
		3,865,175
Taiwan | 2.4%
Hon Hai Precision Industry Co., Ltd. GDR	43,983	266,132
HTC Corp. GDR	5,076	265,424
Lumax International Corp., Ltd.	29,000	63,231
Makalot Industrial Co., Ltd.	28,000	81,171
Synnex Technology International Corp.	162,000	396,218
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR (e)	23,856	333,030
Tripod Technology Corp.	86,060	245,066
		1,650,272
Thailand | 0.5%
Banpu Public Co. Ltd.	15,500	216,688
Thai Tap Water Supply Co., Ltd.	469,100	96,744
		313,432
Turkey | 2.1%
Koc Holding AS ADR (e)	20,724	397,694
TAV Havalimanlari Holding AS	18,868	101,524
Tofas Turk Otomobil Fabrikasi AS	22,476	96,494
Turkcell Iletisim Hizmetleri AS ADR (a), (e)	25,990	326,174
Turkiye Is Bankasi AS, C Shares	154,873	412,955
Turkiye Sinai Kalkinma Bankasi AS	96,545	98,480
		1,433,321

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Description		Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

United Kingdom | 0.1%
Bank of Georgia Holdings PLC		5,733	$96,667

United States | 0.2%
NII Holdings, Inc. (a)		12,000	122,760

Total Common Stocks
(Identified cost $30,132,991)			29,315,328

Preferred Stocks | 2.5%

Brazil | 1.9%
Banco ABC Brasil SA		21,300	101,277
CEMIG SA Sponsored ADR (e)		19,413	357,588
Marcopolo SA		66,300	298,738
Randon Participacoes SA		18,800	84,242
Vale SA Sponsored ADR (e)		22,000	429,220
			1,271,065
Colombia | 0.6%
Bancolombia SA Sponsored ADR (e)		6,380	394,539

Total Preferred Stocks
(Identified cost $1,719,674)			1,665,604

		Principal
	Security	Amount
Description	Currency	(000)	Value

Corporate Bonds | 6.9%

Brazil | 0.9%
Banco do Brasil SA,
9.250%, 04/15/23	USD	200	$221,380
Odebrecht Finance, Ltd.,
7.125%, 06/26/42 (d)	USD	200	199,000
Oi SA,
5.750%, 02/10/22 (d)	USD	200	203,800
			624,180

		Principal
	Security	Amount
Description	Currency	(000)	Value

Chile | 0.2%
Automotores Gildemeister SA,
8.250%, 05/24/21 (d)	USD	125	$129,688

China | 0.3%
Yancoal International Resources
Development Co., Ltd.,
5.730%, 05/16/22	USD	225	222,814

Colombia | 0.7%
Pacific Rubiales Energy Corp.,
7.250%, 12/12/21 (d)	USD	215	233,275
Transportadora de Gas del
Internacional SA,
5.700%, 03/20/22	USD	200	207,500
			440,775
Indonesia | 1.3%
Export-Import Bank of Korea:
8.300%, 03/15/14	IDR	430,000	46,170
8.400%, 07/06/16	IDR	850,000	92,180
Listrindo Capital BV,
6.950%, 02/21/19 (d)	USD	200	204,632
PT Adaro Indonesia,
7.625%, 10/22/19	USD	125	132,500
PT Berau Coal Energy Tbk,
7.250%, 03/13/17	USD	200	194,500
PT Pertamina (Persero) Tbk,
6.500%, 05/27/41	USD	200	210,000
			879,982
Kazakhstan | 0.5%
Halyk Savings Bank of
Kazakhstan JSC,
7.250%, 05/03/17	USD	225	223,875
Kazkommertsbank JSC,
8.000%, 11/03/15	USD	125	116,250
			340,125
Peru | 0.2%
Volcan Cia Minera SAA,
5.375%, 02/02/22 (d)	USD	150	155,566

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 2.4%
Alfa-Bank,
7.875%, 09/25/17	USD	200	$201,300
ALROSA Finance SA,
7.750%, 11/03/20	USD	200	209,454
Evraz Group SA,
6.750%, 04/27/18	USD	225	214,042
Lukoil International Finance BV,
6.125%, 11/09/20	USD	200	209,740
MTS International Funding, Ltd.,
8.625%, 06/22/20	USD	225	257,555
Russian Standard Bank,
7.730%, 12/16/15	USD	200	188,000
Severstal OAO Via Steel
Capital SA,
6.700%, 10/25/17	USD	200	201,812
Vimpel Communications,
9.125%, 04/30/18	USD	150	159,375
			1,641,278
United Arab Emirates | 0.4%
DP World, Ltd.,
6.850%, 07/02/37	USD	250	245,625

Total Corporate Bonds
(Identified cost $4,612,440)			4,680,033

Foreign Government Obligations | 18.4%

Argentina | 0.2%
Republic of Argentina,
8.280%, 12/31/33	USD	200	131,047

Belarus | 0.1%
Republic of Belarus,
8.950%, 01/26/18	USD	100	92,500

		Principal
	Security	Amount
Description	Currency	(000)	Value

Dominican Republic | 0.5%
Dominican Republic:
11.700%, 06/06/14	DOP	2,500	$63,012
9.040%, 01/23/18	USD	109	121,867
7.500%, 05/06/21	USD	125	133,125
			318,004
Ghana | 0.1%
Ghana Government Bond,
26.000%, 06/05/17	GHS	105	57,062

Guatemala | 0.4%
Republic of Guatemala,
5.750%, 06/06/22 (d)	USD	275	285,656

Hungary | 1.4%
Hungary Government Bonds:
7.750%, 08/24/15	HUF	43,870	195,096
5.500%, 02/12/16	HUF	18,000	74,728
6.750%, 02/24/17	HUF	54,000	230,018
Hungary Treasury Bills:
0.000%, 09/12/12	HUF	24,700	107,852
0.000%, 10/03/12	HUF	35,000	152,247
0.000%, 04/17/13	HUF	17,400	72,773
Republic of Hungary:
6.250%, 01/29/20	USD	75	73,087
7.625%, 03/29/41	USD	50	48,875
			954,676
Iraq | 0.9%
Republic of Iraq,
5.800%, 01/15/28	USD	750	611,250

Ivory Coast | 1.2%
Ivory Coast,
3.750%, 12/31/32 (g)	USD	1,125	832,500

Lithuania | 0.2%
Republic of Lithuania,
6.125%, 03/09/21	USD	150	165,000

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Malaysia | 1.8%
Bank Negara Monetary Notes:
0.000%, 07/26/12	MYR	1,025	$322,187
0.000%, 08/09/12	MYR	500	156,960
0.000%, 08/14/12	MYR	635	199,297
0.000%, 09/13/12	MYR	240	75,113
0.000%, 10/09/12	MYR	915	285,846
0.000%, 10/11/12	MYR	470	146,759
			1,186,162
Mexico | 4.7%
Mexican Bonos,
9.000%, 12/20/12	MXN	8,230	629,549
Mexican Cetes:
0.000%, 07/26/12	MXN	8,500	63,517
0.000%, 08/23/12	MXN	208,100	1,549,584
0.000%, 09/20/12	MXN	37,000	274,589
0.000%, 10/18/12	MXN	52,000	384,559
0.000%, 11/01/12	MXN	33,000	243,617
			3,145,415
Namibia | 0.3%
Namibia International Bond,
5.500%, 11/03/21 (d)	USD	200	208,000

Nigeria | 1.1%
Nigeria Treasury Bills:
0.000%, 11/08/12	NGN	7,000	40,719
0.000%, 03/07/13	NGN	8,000	44,127
0.000%, 05/09/13	NGN	7,000	37,809
0.000%, 06/06/13	NGN	8,000	42,745
Republic of Nigeria,
6.750%, 01/28/21	USD	525	565,687
			731,087
Romania | 1.0%
Romania Bond,
6.750%, 02/07/22	USD	220	229,350
Romania Treasury Bills:
0.000%, 07/25/12	RON	250	70,890
0.000%, 08/08/12	RON	740	209,360
0.000%, 11/07/12	RON	210	58,576
0.000%, 11/12/12	RON	500	139,356
			707,532
Senegal | 0.3%
Republic of Senegal,
8.750%, 05/13/21	USD	200	220,000

		Principal
	Security	Amount
Description	Currency	(000)	Value

Serbia | 0.4%
Republic of Serbia,
6.750%, 11/01/24	USD	271	$260,000

South Africa | 0.6%
Republic of South Africa:
8.250%, 09/15/17	ZAR	1,811	237,481
7.250%, 01/15/20	ZAR	1,200	147,509
			384,990
Sri Lanka | 0.3%
Republic of Sri Lanka,
6.250%, 10/04/20	USD	200	205,000

Turkey | 2.7%
Republic of Turkey:
5.125%, 03/25/22	USD	200	208,250
6.875%, 03/17/36	USD	200	234,800
6.000%, 01/14/41	USD	200	210,500
Turkey Government Bonds:
0.000%, 03/20/13	TRY	373	193,564
0.000%, 07/17/13	TRY	875	442,077
4.000%, 04/29/15	TRY	468	265,869
3.000%, 07/21/21	TRY	364	196,543
3.000%, 02/23/22	TRY	103	55,611
			1,807,214
Venezuela | 0.2%
Republic of Venezuela:
9.250%, 05/07/28	USD	100	76,000
7.000%, 03/31/38	USD	60	39,300
			115,300
Total Foreign Government Obligations
(Identified cost $12,181,738)			12,418,395

Quasi Government Bonds | 1.6%

Azerbaijan | 0.3%
State Oil Co. of the
Azerbaijan Republic,
5.450%, 02/09/17	USD	200	205,250

Colombia | 0.1%
Empresas Publicas de
Medellin ESP,
8.375%, 02/01/21	COP	100,000	60,696

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Kazakhstan | 0.2%
KazMunayGas National Co.,
9.125%, 07/02/18	USD	125	$154,687

Mexico | 0.5%
Petroleos Mexicanos,
5.500%, 06/27/44 (d)	USD	350	357,875

Russia | 0.3%
Russian Agricultural Bank OJSC,
5.298%, 12/27/17 (d)	USD	200	201,631

Venezuela | 0.2%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	20	14,200
8.500%, 11/02/17	USD	135	109,688
			123,888
Total Quasi Government Bonds
(Identified cost $1,095,910)			1,104,027

Supranationals | 0.2%

Brazil | 0.1%
Inter-American Development Bank,
0.000%, 08/20/15	IDR	900,000	78,540

Indonesia | 0.1%
European Bank for Reconstruction
& Development,
7.200%, 06/08/16	IDR	560,000	61,074

Total Supranationals
(Identified cost $151,559)			139,614

Description	Shares	Value

Short-Term Investment | 23.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $16,198,359)	16,198,359	$16,198,359

Total Investments | 96.7%
(Identified cost $66,092,671) (b)		65,521,360

	Number of
Description	Contracts	Value

Purchased Options | 0.2%
JPY vs KRW July 12 14.50 Put,
Expires 07/26/12	2,120,000	$50,921
USD vs INR August 12 56.50 Put,
Expires 08/31/12	6,000	13,320
USD vs MXN August 12 13.00 Put,
Expires 08/08/12	9,000	5,670
USD vs MXN July 12 14.00 Put,
Expires 07/05/12	5,000	23,450
USD vs MYR July 12 3.20 Put,
Expires 07/31/12	10,000	8,600
USD vs RUB August 12 33.00 Put,
Expires 08/31/12	5,000	9,575

Total Purchased Options
(Identified cost $63,352)		111,536

Total Investments and Purchased
Options | 96.9%
(Identified cost $66,156,023)		$65,632,896

Cash and Other Assets in Excess
of Liabilities | 3.1%		2,114,882

Net Assets | 100.0%		$67,747,778

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/03/12	60,073	$29,720	$29,909	$189	$—
BRL	BRC	07/03/12	91,097	44,429	45,356	927	—
BRL	BRC	07/03/12	1,232,891	615,000	613,836	—	1,164
BRL	BRC	08/02/12	713,195	350,000	352,810	2,810	—
BRL	BRC	08/02/12	1,346,534	645,000	666,117	21,117	—
BRL	CIT	07/03/12	22,121	10,944	11,014	70	—
BRL	CIT	07/03/12	91,097	45,340	45,356	16	—
BRL	HSB	07/03/12	91,097	44,462	45,356	894	—
BRL	JPM	07/03/12	8,903	4,405	4,433	28	—
BRL	JPM	07/03/12	91,097	44,429	45,356	927	—
CLP	BNP	07/11/12	19,346,000	38,317	38,601	284	—
CLP	BRC	07/09/12	53,392,500	105,000	106,564	1,564	—
CLP	HSB	07/05/12	108,885,000	210,000	217,444	7,444	—
CLP	UBS	07/11/12	57,874,050	117,000	115,475	—	1,525
CNH	JPM	09/04/12	758,940	119,650	118,896	—	754
CNY	BRC	08/13/12	1,080,924	169,000	169,784	784	—
CNY	HSB	07/13/12	2,505,367	394,000	394,077	77	—
CNY	JPM	09/24/12	1,350,420	213,000	211,901	—	1,099
COP	BNP	07/13/12	77,272,000	43,058	43,266	208	—
COP	BNP	07/13/12	256,381,000	142,000	143,552	1,552	—
COP	HSB	09/24/12	268,815,000	150,000	148,823	—	1,177
COP	JPM	07/06/12	56,500,000	31,372	31,682	310	—
COP	SSB	07/06/12	56,500,000	31,365	31,682	317	—
CRC	CIT	03/27/13	27,523,000	50,000	51,857	1,857	—
CZK	BNP	09/27/12	3,289,237	158,796	163,083	4,287	—
CZK	JPM	08/28/12	3,342,455	161,548	165,720	4,172	—
DOP	CIT	08/02/12	1,627,600	40,000	41,248	1,248	—
DOP	CIT	08/02/12	2,200,500	54,000	55,768	1,768	—
EUR	BNP	09/28/12	242,294	302,310	306,880	4,570	—
EUR	BRC	07/30/12	101,000	124,887	127,843	2,956	—
EUR	BRC	07/31/12	47,470	61,000	60,086	—	914
EUR	BRC	08/31/12	38,439	47,939	48,670	731	—
EUR	CIT	07/13/12	302,889	396,565	383,336	—	13,229
HUF	CIT	07/02/12	16,232,182	70,787	71,881	1,094	—
HUF	UBS	07/06/12	48,466,450	199,000	214,537	15,537	—
IDR	BRC	07/16/12	1,300,815,000	137,000	138,264	1,264	—
IDR	CIT	07/09/12	1,636,064,000	172,000	174,054	2,054	—
IDR	JPM	10/03/12	856,350,000	90,000	90,057	57	—
ILS	BNP	07/05/12	699,468	180,011	178,865	—	1,146
ILS	BNP	07/31/12	698,307	177,000	178,370	1,370	—
ILS	BRC	07/27/12	551,485	142,000	140,891	—	1,109

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2012 (continued):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
ILS	CIT	08/03/12	640,166	$163,000	$163,497	$497	$—
INR	BRC	11/15/12	11,479,620	222,000	200,625	—	21,375
INR	UBS	07/05/12	15,646,320	279,000	280,106	1,106	—
JPY	HSB	07/02/12	14,546,446	182,480	181,978	—	502
KRW	JPM	07/13/12	438,841,400	383,000	382,886	—	114
KRW	SCB	08/27/12	26,700,700	23,000	23,227	227	—
MXN	JPM	07/03/12	3,303,482	246,786	247,643	857	—
MYR	BRC	07/05/12	712,398	222,000	224,311	2,311	—
MYR	BRC	07/09/12	297,322	94,000	93,592	—	408
MYR	BRC	07/09/12	1,465,921	458,000	461,446	3,446	—
MYR	BRC	08/03/12	284,400	90,000	89,372	—	628
NGN	BRC	10/03/12	19,515,500	115,000	115,645	645	—
PEN	HSB	07/30/12	429,129	161,000	160,640	—	360
PHP	JPM	07/31/12	6,784,800	160,000	160,676	676	—
PLN	BRC	07/03/12	391,736	115,000	117,580	2,580	—
PLN	BRC	07/20/12	468,314	140,000	140,272	272	—
PLN	BRC	07/20/12	799,705	235,000	239,531	4,531	—
PLN	BRC	07/30/12	607,722	174,645	181,804	7,159	—
PLN	CIT	07/11/12	8,209	2,438	2,461	23	—
PLN	CIT	07/20/12	391,736	116,559	117,335	776	—
PLN	CIT	09/25/12	760,581	224,000	226,033	2,033	—
PLN	JPM	07/11/12	486,024	140,000	145,737	5,737	—
PLN	JPM	07/20/12	403,356	120,000	120,815	815	—
PLN	JPM	08/31/12	712,589	202,803	212,362	9,559	—
PLN	SSB	07/20/12	775,237	223,843	232,202	8,359	—
RON	BRC	08/23/12	117,395	33,127	33,184	57	—
RON	ING	08/23/12	260,000	73,604	73,493	—	111
RON	JPM	08/02/12	360,150	102,026	102,035	9	—
RUB	BRC	07/05/12	3,506,120	103,000	108,221	5,221	—
RUB	BRC	07/18/12	3,757,338	115,000	115,706	706	—
RUB	CIT	07/13/12	3,695,100	113,000	113,891	891	—
RUB	JPM	07/05/12	3,550,050	105,000	109,577	4,577	—
RUB	JPM	07/06/12	4,915,080	148,000	151,683	3,683	—
RUB	JPM	07/18/12	4,056,250	125,000	124,911	—	89
RUB	UBS	07/02/12	7,852,100	233,000	242,452	9,452	—
RUB	UBS	08/02/12	3,527,000	105,995	108,323	2,328	—
RUB	UBS	06/25/13	4,853,160	135,601	141,074	5,473	—
RUB	UBS	07/01/13	5,138,483	143,573	149,222	5,649	—
SGD	HSB	07/11/12	420,442	329,000	331,906	2,906	—
SGD	SCB	07/23/12	187,402	148,000	147,938	—	62
THB	SCB	07/27/12	7,387,273	232,104	232,212	108	—
TRY	BRC	09/28/12	141,703	77,000	76,950	—	50

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2012 (continued):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
TRY	BRC	09/28/12	246,675	$122,895	$133,954	$11,059	$—
TRY	JPM	09/28/12	245,640	130,500	133,392	2,892	—
TRY	JPM	09/28/12	1,006,357	533,000	546,490	13,490	—
ZAR	BNP	07/05/12	1,248,308	150,000	152,653	2,653	—
ZAR	BRC	07/31/12	692,930	88,000	84,407	—	3,593
ZAR	BRC	07/31/12	1,284,243	162,334	156,436	—	5,898
ZAR	CIT	10/29/12	1,166,506	140,882	140,287	—	595
ZAR	CIT	10/29/12	1,510,808	182,741	181,694	—	1,047
ZAR	CIT	11/08/12	112,955	13,643	13,566	—	77
ZAR	CIT	11/08/12	936,777	112,885	112,501	—	384
ZAR	HSB	07/05/12	656,885	79,000	80,329	1,329	—
ZAR	HSB	07/05/12	1,678,197	214,496	205,223	—	9,273
ZAR	JPM	10/29/12	756,469	91,582	90,975	—	607
ZAR	JPM	10/29/12	3,076,225	357,140	369,955	12,815	—
ZAR	SSB	07/06/12	101,931	12,448	12,463	15	—
Total Forward Currency Purchase Contracts				$15,369,464	$15,521,579	$219,405	$67,290

Forward Currency Sale Contracts
BRL	BRC	07/03/12	151,170	$73,401	$75,265	$—	$1,864
BRL	BRC	07/03/12	1,232,891	594,164	613,836	—	19,672
BRL	CIT	07/03/12	113,218	55,000	56,369	—	1,369
BRL	HSB	07/03/12	91,097	45,068	45,355	—	287
BRL	JPM	07/03/12	100,000	49,788	49,788	—	—
CLP	BRC	07/09/12	53,392,500	105,415	106,564	—	1,149
CLP	HSB	07/05/12	53,885,000	106,440	107,609	—	1,169
CLP	HSB	07/05/12	55,000,000	109,040	109,835	—	795
CNH	JPM	09/04/12	758,940	120,000	118,896	1,104	—
COP	CIT	07/06/12	56,500,000	30,950	31,682	—	732
COP	JPM	08/10/12	56,500,000	31,155	31,459	—	304
COP	SSB	07/06/12	56,500,000	31,006	31,681	—	675
COP	SSB	08/10/12	56,500,000	31,141	31,459	—	318
CRC	CIT	03/27/13	27,523,000	51,218	51,857	—	639
EUR	BNP	09/27/12	127,000	158,797	160,852	—	2,055
EUR	BRC	07/30/12	138,213	174,645	174,945	—	300
EUR	BRC	07/31/12	62,042	82,158	78,531	3,627	—
EUR	BRC	08/23/12	26,000	33,127	32,918	209	—
EUR	CIT	07/27/12	117,905	155,562	149,237	6,325	—
EUR	CIT	08/03/12	64,798	81,500	82,022	—	522
EUR	HSB	09/04/12	408,334	504,782	517,048	—	12,266
EUR	ING	08/20/12	355,469	447,425	450,037	—	2,612
EUR	ING	08/23/12	57,726	73,604	73,086	518	—
EUR	JPM	08/13/12	128,288	159,842	162,406	—	2,564

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2012 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
EUR	JPM	08/28/12	129,000	$161,548	$163,333	$—	$1,785
EUR	JPM	08/31/12	192,352	240,000	243,553	—	3,553
EUR	UBS	09/27/12	31,000	38,746	39,263	—	517
EUR	UBS	09/28/12	112,249	140,160	142,171	—	2,011
HUF	BRC	08/08/12	11,605,758	50,322	51,143	—	821
HUF	CIT	07/02/12	16,232,182	67,086	71,881	—	4,795
HUF	CIT	09/14/12	16,232,182	70,078	71,162	—	1,084
HUF	CIT	09/14/12	24,270,986	100,637	106,403	—	5,766
HUF	JPM	08/08/12	21,552,671	89,438	94,976	—	5,538
ILS	BNP	07/05/12	699,468	177,528	178,865	—	1,337
INR	RBC	07/05/12	4,178,780	74,000	74,810	—	810
JPY	HSB	07/02/12	14,546,446	174,543	181,978	—	7,435
JPY	HSB	09/04/12	14,546,446	182,629	182,135	494	—
JPY	SCB	09/25/12	19,797,250	250,000	247,952	2,048	—
MXN	CIT	07/12/12	1,200,000	85,356	89,877	—	4,521
MXN	HSB	07/12/12	1,565,166	112,000	117,228	—	5,228
MXN	JPM	07/03/12	1,232,291	87,798	92,378	—	4,580
MXN	JPM	07/03/12	2,071,192	151,000	155,265	—	4,265
MXN	JPM	09/04/12	3,447,808	256,000	256,902	—	902
PLN	BRC	07/30/12	449,187	124,887	134,378	—	9,491
PLN	CIT	07/03/12	391,736	116,796	117,580	—	784
PLN	JPM	07/11/12	494,233	145,000	148,199	—	3,199
RON	BRC	07/02/12	360,150	100,000	102,443	—	2,443
RON	ING	08/23/12	201,992	56,000	57,096	—	1,096
RON	JPM	08/02/12	360,150	100,309	102,035	—	1,726
RUB	UBS	07/02/12	3,527,000	106,588	108,904	—	2,316
RUB	UBS	07/02/12	4,325,100	130,000	133,547	—	3,547
TRY	BRC	09/28/12	115,289	62,000	62,606	—	606
TRY	CIT	09/28/12	177,318	91,552	96,290	—	4,738
TRY	JPM	09/28/12	150,099	77,319	81,510	—	4,191
TRY	JPM	09/28/12	163,608	84,295	88,845	—	4,550
TRY	JPM	09/28/12	483,330	262,786	262,466	320	—
TRY	JPM	12/19/12	704,283	346,000	376,653	—	30,653
ZAR	BNP	07/05/12	418,080	48,000	51,126	—	3,126
ZAR	CIT	10/29/12	1,054,724	128,382	126,844	1,538	—
ZAR	CIT	10/29/12	1,287,919	153,461	154,889	—	1,428
ZAR	CIT	10/29/12	4,126,683	479,317	496,285	—	16,968
ZAR	CIT	11/08/12	1,049,732	127,199	126,067	1,132	—
ZAR	HSB	07/05/12	2,397,067	296,000	293,133	2,867	—
ZAR	SSB	07/06/12	561,023	68,513	68,596	—	83
Total Forward Currency Sale Contracts				$8,918,501	$9,093,504	20,182	195,185

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$239,587	$262,475

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Written Option open at June 30, 2012:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

USD vs RUB 32.00 Put	5,000	32.00	08/31/12	$3,625	$3,625

Credit Default Swap Agreements open at June 30, 2012:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Federative Republic of Brazil	JPM	1,000,000	12/20/16	(1.00%)	17,253	$27,128	$(9,875)
People’s Republic of China	JPM	1,000,000	12/20/16	1.00%	(1,225)	(22,555)	21,330
Republic of Poland	BRC	1,100,000	09/20/17	(1.00%)	62,739	68,581	(5,842)
						$73,154	$5,613

Interest Rate Swap Agreements open at June 30, 2012:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Depreciation

HUF	JPM	90,000,000	11/03/21	(7.36%)	6 Month Budapest Interbank Offered Rate	$(29,936)
KRW	JPM	500,000,000	03/09/22	(3.68%)	3 Month South Korean Won LIBOR	(9,652)
KRW	JPM	180,000,000	03/14/22	(3.69%)	3 Month South Korean Won LIBOR	(3,540)
MXN	BRC	5,100,000	03/08/17	(5.64%)	Mexico Interbank TIIE 28 Day	(7,522)
MXN	BRC	2,000,000	03/29/17	(5.61%)	Mexico Interbank TIIE 28 Day	(2,735)
						$(53,385)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 8.7%

Brazil | 2.7%
Arcos Dorados Holdings, Inc.:
10.250%, 07/13/16 (d)	BRL	250	$130,695
10.250%, 07/13/16	BRL	1,250	653,473
Cia Energetica de Sao Paulo,
9.750%, 01/15/15	BRL	539	401,824
Odebrecht Finance, Ltd.,
7.125%, 06/26/42 (d)	USD	750	746,250
Oi SA,
5.750%, 02/10/22 (d)	USD	775	789,725
Petrobras International Finance Co.,
5.375%, 01/27/21 (e)	USD	2,405	2,592,039
			5,314,006
China | 0.3%
Yancoal International Resources
Development Co., Ltd.,
5.730%, 05/16/22 (d)	USD	575	573,654

Colombia | 1.2%
Pacific Rubiales Energy Corp.,
7.250%, 12/12/21 (d)	USD	1,206	1,308,510
Transportadora de Gas del
Internacional SA,
5.700%, 03/20/22 (d)	USD	1,050	1,089,375
			2,397,885
Indonesia | 1.5%
Export-Import Bank of Korea,
6.600%, 11/04/13	IDR	6,700,000	698,721
Listrindo Capital BV,
6.950%, 02/21/19 (d)	USD	300	306,948
PT Pertamina (Persero) Tbk:
5.250%, 05/23/21	USD	900	936,000
6.500%, 05/27/41	USD	1,050	1,102,500
			3,044,169
Kazakhstan | 0.2%
Halyk Savings Bank of
Kazakhstan JSC,
7.250%, 05/03/17	USD	450	447,750

Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.4%
TV Azteca SAB de CV,
7.500%, 05/25/18	USD	750	$757,500

Peru | 0.5%
Volcan Cia Minera SAA,
5.375%, 02/02/22 (d)	USD	900	933,394

Russia | 1.3%
Alfa-Bank,
7.875%, 09/25/17	USD	450	452,925
Evraz Group SA,
6.750%, 04/27/18	USD	425	404,303
MTS International Funding, Ltd.,
8.625%, 06/22/20	USD	1,050	1,201,924
Russian Standard Bank,
7.730%, 12/16/15	USD	625	587,500
			2,646,652
Sri Lanka | 0.1%
Bank of Ceylon,
6.875%, 05/03/17 (d)	USD	225	224,787

United Arab Emirates | 0.5%
DP World, Ltd.,
6.850%, 07/02/37	USD	950	933,375

Total Corporate Bonds
(Identified cost $17,203,044)			17,273,172

Foreign Government Obligations | 76.6%

Argentina | 1.3%
Republic of Argentina:
8.750%, 06/02/17	USD	205	176,300
8.280%, 12/31/33 (e)	USD	2,934	1,922,020
2.500%, 12/31/38 (g)	USD	1,310	422,475
			2,520,795
Belarus | 0.5%
Republic of Belarus:
8.750%, 08/03/15	USD	725	708,688
8.950%, 01/26/18	USD	325	300,625
			1,009,313

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Colombia | 0.3%
Republic of Colombia:
12.000%, 10/22/15	COP	550,000	$382,105
7.750%, 04/14/21	COP	85,000	59,277
9.850%, 06/28/27	COP	160,000	135,504
			576,886
Croatia | 1.0%
Croatia:
6.250%, 04/27/17 (d)	USD	1,675	1,670,489
6.750%, 11/05/19	USD	250	250,930
			1,921,419
Dominican Republic | 1.2%
Dominican Republic:
11.700%, 06/06/14	DOP	24,500	617,520
9.040%, 01/23/18	USD	492	548,401
7.500%, 05/06/21	USD	1,050	1,118,250
			2,284,171
El Salvador | 0.7%
Republic of El Salvador:
7.375%, 12/01/19	USD	600	662,100
7.650%, 06/15/35	USD	675	711,450
			1,373,550
Georgia | 0.1%
Republic of Georgia,
6.875%, 04/12/21	USD	225	243,281

Ghana | 0.2%
Ghana Government Bond,
26.000%, 06/05/17	GHS	875	475,519

Guatemala | 0.6%
Republic of Guatemala,
5.750%, 06/06/22 (d)	USD	1,210	1,256,888

Description	Security Currency	Principal Amount (000)	Value

Hungary | 4.9%
Hungary Government Bonds:
6.000%, 10/24/12	HUF	37,500	$165,195
5.500%, 02/12/14	HUF	295,000	1,269,407
6.750%, 08/22/14	HUF	24,000	105,242
7.750%, 08/24/15	HUF	203,000	902,767
6.750%, 02/24/17	HUF	557,000	2,372,591
6.500%, 06/24/19	HUF	134,000	554,229
7.000%, 06/24/22	HUF	60,000	251,590
6.750%, 10/22/28	HUF	205,000	800,592
Republic of Hungary:
4.750%, 02/03/15	USD	725	696,000
6.250%, 01/29/20	USD	1,200	1,169,388
6.375%, 03/29/21	USD	500	487,000
7.625%, 03/29/41	USD	914	893,435
			9,667,436
Indonesia | 4.0%
Indonesia Government:
7.000%, 05/15/22	IDR	7,340,000	831,296
8.375%, 09/15/26	IDR	6,405,000	788,147
7.000%, 05/15/27	IDR	10,000,000	1,111,707
8.250%, 06/15/32	IDR	11,500,000	1,401,618
Republic of Indonesia:
6.875%, 01/17/18 (e)	USD	1,425	1,685,062
4.875%, 05/05/21	USD	975	1,062,750
6.625%, 02/17/37	USD	350	431,375
5.250%, 01/17/42	USD	575	601,594
			7,913,549
Iraq | 2.2%
Republic of Iraq,
5.800%, 01/15/28	USD	5,375	4,380,625

Ivory Coast | 3.2%
Ivory Coast,
3.750%, 12/31/32 (g)	USD	8,475	6,271,500

Lithuania | 1.7%
Republic of Lithuania:
5.125%, 09/14/17	USD	450	474,750
6.125%, 03/09/21	USD	200	220,000
6.625%, 02/01/22 (d), (e)	USD	2,325	2,662,125
			3,356,875

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Malaysia | 5.6%
Bank Negara Monetary Notes:
0.000%, 07/26/12	MYR	4,275	$1,343,757
0.000%, 08/16/12	MYR	2,060	646,386
0.000%, 09/13/12	MYR	2,900	907,614
0.000%, 09/20/12	MYR	800	250,322
0.000%, 10/09/12	MYR	1,550	484,220
Malaysia Government:
3.702%, 02/25/13	MYR	300	94,905
3.434%, 08/15/14	MYR	760	241,418
3.835%, 08/12/15	MYR	6,500	2,092,980
4.262%, 09/15/16	MYR	8,000	2,629,406
3.580%, 09/28/18	MYR	6,700	2,136,655
4.378%, 11/29/19	MYR	600	200,527
			11,028,190
Mexico | 6.3%
Mexican Bonos:
9.000%, 12/20/12	MXN	31,387	2,400,931
8.500%, 12/13/18	MXN	6,000	534,255
8.500%, 05/31/29	MXN	5,800	530,815
7.750%, 05/29/31	MXN	20,400	1,733,917
10.000%, 11/20/36	MXN	7,620	793,424
8.500%, 11/18/38	MXN	14,000	1,269,733
Mexican Cetes:
0.000%, 08/23/12	MXN	56,500	420,719
0.000%, 09/20/12	MXN	205,000	1,521,368
0.000%, 10/18/12	MXN	160,000	1,183,259
Mexican Udibonos,
2.500%, 12/10/20	MXN	26,076	2,105,926
			12,494,347
Namibia | 0.6%
Namibia International Bonds:
5.500%, 11/03/21 (d)	USD	600	624,000
5.500%, 11/03/21	USD	450	468,000
			1,092,000
Nigeria | 1.9%
Nigeria Treasury Bills:
0.000%, 08/23/12	NGN	48,000	288,355
0.000%, 10/11/12	NGN	130,000	766,996
0.000%, 11/08/12	NGN	79,000	459,541
0.000%, 02/07/13	NGN	124,000	695,444
0.000%, 03/07/13	NGN	37,000	204,085
0.000%, 05/09/13	NGN	37,000	199,846

Description	Security Currency	Principal Amount (000)	Value

Republic of Nigeria,
6.750%, 01/28/21	USD	1,000	$1,077,500
			3,691,767
Pakistan | 0.2%
Islamic Republic of Pakistan,
6.875%, 06/01/17	USD	450	351,000

Peru | 2.8%
Republic of Peru:
7.125%, 03/30/19	USD	890	1,143,650
7.840%, 08/12/20	PEN	3,045	1,354,514
8.200%, 08/12/26	PEN	270	129,302
6.950%, 08/12/31 (d)	PEN	1,077	468,296
6.550%, 03/14/37	USD	1,825	2,483,825
			5,579,587
Philippines | 3.4%
Republic of Philippines:
4.000%, 01/15/21	USD	125	134,531
7.500%, 09/25/24	USD	1,650	2,190,375
7.750%, 01/14/31	USD	325	462,313
6.375%, 01/15/32	USD	1,625	2,051,562
6.250%, 01/14/36	PHP	30,000	759,167
5.000%, 01/13/37	USD	975	1,062,750
			6,660,698
Poland | 3.7%
Poland Government Bonds:
0.000%, 10/25/12	PLN	1,950	576,926
0.000%, 01/25/14	PLN	7,250	2,027,689
5.500%, 04/25/15	PLN	400	122,858
5.250%, 10/25/17	PLN	4,125	1,264,992
5.500%, 10/25/19	PLN	10,727	3,329,197
			7,321,662
Romania | 0.9%
Romania Bonds:
6.750%, 02/07/22 (d)	USD	1,500	1,563,750
6.750%, 02/07/22	USD	200	208,500
			1,772,250
Russia | 4.8%
Russia Federation:
3.250%, 04/04/17 (d)	USD	1,800	1,802,250
5.625%, 04/04/42 (d), (e)	USD	800	855,840
Russia Foreign Bonds:
7.850%, 03/10/18 (d)	RUB	5,000	162,338
7.850%, 03/10/18	RUB	100,000	3,246,748
5.000%, 04/29/20	USD	500	543,750
7.500%, 03/31/30 (e)	USD	2,363	2,836,604
			9,447,530

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Senegal | 0.6%
Republic of Senegal,
8.750%, 05/13/21	USD	1,150	$1,265,000

Serbia | 0.3%
Republic of Serbia,
6.750%, 11/01/24	USD	596	572,000

South Africa | 6.1%
Republic of South Africa:
13.500%, 09/15/15	ZAR	11,450	1,699,653
8.250%, 09/15/17	ZAR	26,440	3,467,138
8.000%, 12/21/18	ZAR	6,500	840,990
7.250%, 01/15/20	ZAR	14,400	1,770,110
4.665%, 01/17/24	USD	1,425	1,542,562
10.500%, 12/21/26	ZAR	10,185	1,512,622
7.000%, 02/28/31	ZAR	11,400	1,216,983
			12,050,058
Sri Lanka | 0.9%
Republic of Sri Lanka:
7.400%, 01/22/15	USD	150	160,500
6.250%, 10/04/20	USD	1,200	1,230,000
6.250%, 07/27/21	USD	300	301,754
			1,692,254
Thailand | 3.8%
Bank of Thailand:
0.000%, 08/03/12	THB	65,500	2,057,471
2.480%, 08/19/12	THB	137	4,310
2.350%, 10/21/12	THB	11,700	367,554
0.000%, 10/25/12	THB	27,500	857,314
Thailand Government:
4.250%, 03/13/13	THB	4,000	126,902
3.625%, 05/22/15	THB	26,400	838,914
3.125%, 12/11/15	THB	40,000	1,251,260
1.200%, 07/14/21	THB	60,152	1,895,301
			7,399,026
Turkey | 9.0%
Republic of Turkey:
7.000%, 09/26/16	USD	1,225	1,385,475
7.500%, 07/14/17	USD	700	816,375
5.625%, 03/30/21	USD	275	300,094
5.125%, 03/25/22	USD	2,175	2,264,719
6.875%, 03/17/36	USD	1,475	1,731,650
6.000%, 01/14/41	USD	825	868,312

Description	Security Currency	Principal Amount (000)	Value

Turkey Government Bonds:
0.000%, 02/20/13	TRY	3,645	$1,906,384
0.000%, 05/15/13	TRY	3,200	1,639,352
0.000%, 07/17/13	TRY	2,480	1,252,973
4.500%, 02/11/15	TRY	2,567	1,471,779
4.000%, 04/29/15	TRY	937	531,739
9.000%, 01/27/16	TRY	3,485	1,955,916
4.000%, 04/01/20	TRY	354	205,294
3.000%, 07/21/21	TRY	2,584	1,396,332
			17,726,394
Ukraine | 1.3%
Ukraine Government:
6.875%, 09/23/15	USD	700	647,500
6.580%, 11/21/16	USD	1,175	1,051,625
7.750%, 09/23/20	USD	525	475,650
7.950%, 02/23/21	USD	350	319,200
			2,493,975
Uruguay | 0.3%
Uruguay Monetary Regulation Bill,
0.000%, 11/05/12	UYU	12,800	573,609

Venezuela | 1.9%
Republic of Venezuela:
7.000%, 12/01/18	USD	225	172,688
6.000%, 12/09/20	USD	350	235,375
12.750%, 08/23/22	USD	230	220,800
9.000%, 05/07/23	USD	1,055	812,350
8.250%, 10/13/24	USD	760	549,100
7.650%, 04/21/25	USD	925	638,250
9.250%, 05/07/28	USD	850	646,000
7.000%, 03/31/38	USD	730	478,150
			3,752,713
Vietnam | 0.3%
Republic of Vietnam,
6.750%, 01/29/20	USD	550	587,125

Total Foreign Government Obligations
(Identified cost $147,616,604)			150,802,992

Quasi Government Bonds | 6.8%

Azerbaijan | 0.3%
State Oil Co. of the Azerbaijan
Republic,
5.450%, 02/09/17	USD	600	615,750

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Colombia | 0.8%
Emgesa SA:
8.750%, 01/25/21 (d)	COP	150,000	$93,030
8.750%, 01/25/21	COP	1,000,000	620,199
Empresas Publicas de Medellin ESP:
8.375%, 02/01/21 (d)	COP	150,000	91,044
8.375%, 02/01/21	COP	1,260,000	764,774
			1,569,047
Kazakhstan | 1.9%
Development Bank of
Kazakhstan JSC,
5.500%, 12/20/15 (e)	USD	3,600	3,748,500

Malaysia | 0.3%
Petronas Capital Ltd., Co.,
5.250%, 08/12/19	USD	425	488,388

Mexico | 1.0%
Petroleos Mexicanos:
5.500%, 01/21/21	USD	550	621,500
4.875%, 01/24/22 (d)	USD	1,225	1,323,000
			1,944,500
Mongolia | 0.1%
Development Bank of Mongolia LLC,
5.750%, 03/21/17	USD	200	198,397

Russia | 0.9%
Russian Agricultural Bank OJSC:
7.500%, 03/25/13	RUB	44,500	1,377,475
8.700%, 03/17/16	RUB	15,000	464,850
			1,842,325
South Africa | 0.2%
Transnet, Ltd.,
10.500%, 09/17/20	ZAR	3,000	413,094

Turkey | 0.2%
Export Credit Bank of Turkey,
5.875%, 04/24/19	USD	425	437,219

Venezuela | 1.1%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	2,290	1,625,900
8.500%, 11/02/17	USD	650	528,125
			2,154,025
Total Quasi Government Bonds
(Identified cost $13,282,525)			13,411,245

Description	Security Currency	Principal Amount (000)	Value

Supranationals | 0.7%

Brazil | 0.3%
Inter-American Development Bank,
0.000%, 08/20/15	IDR	7,000,000	$610,862

Indonesia | 0.4%
European Bank for Reconstruction
& Development:
6.750%, 02/19/13	IDR	5,100,000	542,552
7.200%, 06/08/16	IDR	1,500,000	163,591
			706,143
Total Supranationals
(Identified cost $1,429,347)			1,317,005

Description	Shares	Value

Short-Term Investment | 5.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $10,100,871)	10,100,871	$10,100,871

Total Investments | 97.9%
(Identified cost $189,632,391) (b)		192,905,285

Description	Number of Contracts	Value

Purchased Option | 0.0%
USD vs MXN August 12 13.00 Put,
Expires 08/08/12
(Identified cost $18,693)	18,000	$11,340

Total Investments and Purchased
Option | 97.9%
(Identified cost $189,651,084)		$192,916,625

Cash and Other Assets in Excess
of Liabilities | 2.1%		4,068,251

Net Assets | 100.0%		$196,984,876

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/03/12	1,297,421	$641,874	$645,965	$4,091	$—
BRL	BRC	07/03/12	3,892,262	1,898,294	1,937,895	39,601	—
BRL	BRC	08/02/12	2,094,570	1,020,000	1,036,163	16,163	—
BRL	BRC	08/02/12	2,594,842	1,242,056	1,283,642	41,586	—
BRL	BRC	08/02/12	2,594,842	1,239,771	1,283,642	43,871	—
BRL	BRC	08/02/12	3,142,625	1,550,000	1,554,625	4,625	—
BRL	CIT	07/03/12	3,892,262	1,937,220	1,937,895	675	—
BRL	HSB	07/03/12	1,297,421	641,874	645,965	4,091	—
BRL	HSB	07/03/12	3,892,262	1,899,684	1,937,895	38,211	—
BRL	HSB	08/02/12	2,594,842	1,241,759	1,283,642	41,883	—
BRL	HSB	08/02/12	2,594,842	1,239,505	1,283,642	44,137	—
BRL	JPM	07/03/12	1,297,421	641,874	645,965	4,091	—
BRL	JPM	07/03/12	3,892,262	1,898,294	1,937,895	39,601	—
BRL	JPM	08/02/12	2,594,842	1,241,759	1,283,642	41,883	—
BRL	JPM	08/02/12	2,594,842	1,239,268	1,283,642	44,374	—
CLP	BRC	07/09/12	457,650,000	900,000	913,405	13,405	—
CLP	JPM	07/03/12	442,425,000	850,000	883,525	33,525	—
CLP	JPM	07/05/12	596,275,000	1,150,000	1,190,764	40,764	—
COP	BRC	07/23/12	1,838,000,000	1,032,149	1,026,973	—	5,176
COP	JPM	07/23/12	550,500,000	309,270	307,590	—	1,680
COP	JPM	07/23/12	1,255,870,000	700,000	701,711	1,711	—
CRC	CIT	03/27/13	264,220,800	480,000	497,823	17,823	—
DOP	CIT	08/02/12	15,869,100	390,000	402,172	12,172	—
DOP	CIT	08/02/12	21,597,500	530,000	547,348	17,348	—
IDR	JPM	07/26/12	5,652,200,000	590,000	600,001	10,001	—
MYR	BRC	07/05/12	2,112,000	660,000	665,002	5,002	—
MYR	JPM	07/05/12	636,600	200,000	200,445	445	—
PLN	SSB	07/20/12	1,716,250	495,553	514,059	18,506	—
PLN	SSB	07/20/12	2,239,334	646,487	670,735	24,248	—
RUB	BRC	07/16/12	1,756,500	52,609	54,111	1,502	—
RUB	BRC	08/01/12	52,009,600	1,600,000	1,597,633	—	2,367
RUB	JPM	07/30/12	39,930,000	1,200,000	1,227,007	27,007	—

Total Forward Currency Purchase Contracts				$31,359,300	$31,982,419	$632,342	$9,223

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at June 30, 2012 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	BRC	07/03/12	2,594,842	$1,249,322	$1,291,930	$—	$42,608
BRL	BRC	07/03/12	2,594,842	1,247,520	1,291,930	—	44,410
BRL	CIT	07/03/12	3,892,262	1,925,623	1,937,895	—	12,272
BRL	HSB	07/03/12	2,594,842	1,249,021	1,291,930	—	42,909
BRL	HSB	07/03/12	2,594,842	1,247,220	1,291,930	—	44,710
BRL	JPM	07/03/12	2,594,842	1,249,021	1,291,930	—	42,909
BRL	JPM	07/03/12	2,594,842	1,246,920	1,291,930	—	45,010
CLP	BRC	07/09/12	457,650,000	903,554	913,405	—	9,851
CLP	JPM	07/03/12	442,425,000	878,699	883,525	—	4,826
CLP	JPM	07/05/12	596,275,000	1,177,827	1,190,764	—	12,937
COP	HSB	08/06/12	1,504,440,000	840,000	838,140	1,860	—
COP	JPM	07/23/12	1,710,233,100	955,000	955,584	—	584
CRC	CIT	03/27/13	264,220,800	491,693	497,823	—	6,130
HUF	BRC	07/20/12	399,431,670	1,662,705	1,764,735	—	102,030
HUF	JPM	07/20/12	34,515,000	150,349	152,491	—	2,142
ZAR	BRC	07/09/12	14,659,809	1,726,633	1,791,642	—	65,009

Total Forward Currency Sale Contracts				$18,201,107	$18,677,584	1,860	478,337

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$634,202	$487,560

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Realty Income Portfolio

Closed-End Management Investment
Company | 0.4%
Ares Capital Corp.
(Identified cost $217,884)	14,800	$236,208

Common Stock | 4.1%

Real Estate | 4.1%
Colony Financial, Inc.
(Identified cost $2,073,745)	134,500	2,326,850

Preferred Stocks | 35.5%

Real Estate | 35.5%
Ashford Hospitality Trust, Inc.,
Series A, 8.550%	35,163	878,723
Ashford Hospitality Trust, Inc.,
Series D, 8.450%	61,782	1,542,697
CapLease, Inc.,
Series A, 8.125%	34,755	868,180
Cedar Realty Trust, Inc.,
Series A, 8.875%	46,664	1,187,599
Cousins Properties, Inc.,
Series A, 7.750%	7,989	202,521
DDR Corp.,
Series H, 7.375%	9,090	227,886
DDR Corp.,
Series I, 7.500%	8,920	224,160
DuPont Fabros Technology, Inc.,
Series B, 7.625%	13,060	339,299
First Industrial Realty Trust, Inc.,
Series K, 7.250%	58,630	1,420,605
First Potomac Realty Trust,
Series A, 7.750%	8,710	220,276
Glimcher Realty Trust,
Series G, 8.125%	83,355	2,103,880
Hersha Hospitality Trust,
Series A, 8.000%	37,471	942,770
Hersha Hospitality Trust,
Series B, 8.000%	43,018	1,094,808
Kite Realty Group Trust,
Series A, 8.250%	40,530	1,033,515
NorthStar Realty Finance Corp.,
Series A, 8.750%	72,886	1,759,468

Description	Shares	Value

Parkway Properties, Inc.,
Series D, 8.000%	32,606	$817,433
Pennsylvania Real Estate Investment Trust,
Series A, 8.250%	60,000	1,545,000
Prologis, Inc.,
Series S, 6.750%	9,250	235,690
Ramco-Gershenson Properties Trust,
Series D, 7.250%	8,500	425,000
STAG Industrial, Inc.,
Series A, 9.000%	3,800	98,306
Sunstone Hotel Investors, Inc.,
Series A, 8.000%	91,406	2,276,009
Winthrop Realty Trust,
Series D, 9.250%	20,000	516,600

Total Preferred Stocks
(Identified cost $19,118,517)		19,960,425

Real Estate Investment Trusts | 54.5%
Agree Realty Corp.	65,211	1,443,120
Apollo Commercial Real Estate
Finance, Inc.	151,730	2,438,301
Associated Estates Realty Corp.	112,912	1,688,034
Cedar Realty Trust, Inc.	273,817	1,382,776
CommonWealth REIT	137,552	2,629,994
Corporate Office Properties Trust	14,300	336,193
Dynex Capital, Inc.	174,906	1,815,524
Entertainment Properties Trust	48,960	2,012,746
First Potomac Realty Trust	67,110	789,885
Kite Realty Group Trust	45,200	225,548
Medical Properties Trust, Inc.	285,141	2,743,056
Mission West Properties, Inc.	64,500	555,990
Ramco-Gershenson Properties Trust	87,000	1,093,590
Sabra Health Care REIT, Inc.	171,691	2,937,633
Select Income REIT	24,500	582,120
STAG Industrial, Inc.	131,980	1,924,268
Starwood Property Trust, Inc.	119,436	2,545,181
Sun Communities, Inc.	22,657	1,002,345
Washington Real Estate Investment Trust	30,162	858,109
Whitestone REIT	112,996	1,560,475

Total Real Estate Investment Trusts
(Identified cost $28,426,246)		30,564,888

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

	Principal
	Amount
Description	(000)	Value

Lazard U.S. Realty Income Portfolio (concluded)

Corporate Bond | 1.4%

Real Estate | 1.4%
Shimao Property Holdings, Ltd.,
11.000%, 03/08/18
(Identified cost $636,630)	$800	$782,402

Description	Shares	Value

Short-Term Investment | 2.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,240,114)	1,240,114	$1,240,114

Total Investments | 98.1%
(Identified cost $51,713,136) (b)		$55,110,887

Cash and Other Assets in Excess
of Liabilities | 1.9%		1,050,050

Net Assets | 100.0%		$56,160,937

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Realty Equity Portfolio

Common Stocks | 10.6%

Leisure & Entertainment | 4.9%
Marriott International, Inc., Class A	12,814	$502,309
Starwood Hotels & Resorts
Worldwide, Inc.	25,913	1,374,425
		1,876,734
Real Estate | 5.7%
CBRE Group, Inc., Class A (a)	33,914	554,833
Colony Financial, Inc.	60,936	1,054,193
Jones Lang LaSalle, Inc.	8,330	586,182
		2,195,208
Total Common Stocks
(Identified cost $4,051,348)		4,071,942

Real Estate Investment Trusts | 84.5%
American Assets Trust, Inc.	28,554	692,435
American Tower Corp.	39,994	2,795,981
Apartment Investment & Management Co.,
Class A	34,811	940,941
Associated Estates Realty Corp.	88,530	1,323,524
AvalonBay Communities, Inc.	6,603	934,192
Boston Properties, Inc.	13,271	1,438,178
Cedar Realty Trust, Inc.	207,563	1,048,193
CubeSmart	43,107	503,059
DDR Corp.	52,134	763,242
Digital Realty Trust, Inc.	13,122	974,238
Douglas Emmett, Inc.	16,529	381,820
Equity Lifestyle Properties, Inc.	4,861	334,215
Equity Residential	16,895	1,053,572
Essex Property Trust, Inc.	5,685	875,035
First Potomac Realty Trust	45,761	538,607

Description	Shares	Value

General Growth Properties, Inc.	89,770	$1,623,939
Glimcher Realty Trust	67,885	693,785
Kilroy Realty Corp.	8,801	426,056
Kite Realty Group Trust	47,450	236,776
Medical Properties Trust, Inc.	120,718	1,161,307
MPG Office Trust, Inc. (a)	246,613	495,692
Pebblebrook Hotel Trust	50,143	1,168,833
Prologis, Inc.	36,044	1,197,742
PS Business Parks, Inc.	7,309	494,965
Public Storage	12,326	1,779,998
Retail Opportunity Investments Corp.	94,298	1,137,234
Simon Property Group, Inc.	24,396	3,797,481
SL Green Realty Corp.	16,168	1,297,320
Sunstone Hotel Investors, Inc. (a)	31,701	348,394
Tanger Factory Outlet Centers, Inc.	10,411	333,673
Ventas, Inc.	26,755	1,688,776

Total Real Estate Investment Trusts
(Identified cost $31,283,104)		32,479,203

Short-Term Investment | 6.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,363,092)	2,363,092	2,363,092

Total Investments | 101.2%
(Identified cost $37,697,544) (b)		$38,914,237

Liabilities in Excess of Cash and
Other Assets | (1.2)%		(451,572)

Net Assets | 100.0%		$38,462,665

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

Description	Shares	Value

Lazard International Realty Equity Portfolio

Common Stocks | 65.8%

Australia | 3.8%
Goodman Group	40,087	$151,947

Brazil | 9.4%
Aliansce Shopping Centers SA	13,500	116,281
BR Properties SA	6,900	81,419
Gafisa SA	20,400	26,712
Multiplan Empreendimentos Imobiliarios SA	3,300	80,771
PDG Realty SA Empreendimentos
e Participacoes	25,500	44,563
Rossi Residencial SA	9,300	22,828
		372,574
China | 9.9%
China Overseas Land & Investment, Ltd.	56,000	131,369
Longfor Properties Co., Ltd.	35,500	55,673
Shimao Property Holdings, Ltd.	82,500	127,973
Shui On Land, Ltd.	67,500	27,574
Soho China, Ltd.	65,000	49,947
		392,536
Hong Kong | 14.4%
Cheung Kong Holdings, Ltd.	6,000	74,144
Great Eagle Holdings, Ltd.	23,373	60,312
Sun Hung Kai Properties, Ltd.	19,000	225,336
The Wharf Holdings, Ltd.	38,000	211,512
		571,304
Japan | 16.4%
Daito Trust Construction Co., Ltd.	400	37,944
Mitsubishi Estate Co., Ltd.	13,000	233,209
Mitsui Fudosan Co., Ltd.	12,000	232,785
Sumitomo Realty & Development Co., Ltd.	6,000	147,629
		651,567
Luxembourg | 2.7%
GAGFAH SA (a)	11,533	110,038

Norway | 2.3%
Norwegian Property ASA	66,100	90,801

Singapore | 2.2%
CapitaLand, Ltd.	40,000	86,349

Description	Shares	Value

United States | 4.7%
Brookfield Office Properties, Inc.	6,200	$108,520
Starwood Hotels & Resorts Worldwide, Inc.	1,480	78,499
		187,019
Total Common Stocks
(Identified cost $2,484,256)		2,614,135

Real Estate Investment Trusts | 31.4%

Australia | 11.0%
CFS Retail Property Trust	53,470	106,341
Investa Office Fund	26,503	74,002
Westfield Group REIT	26,160	254,869
		435,212
Brazil | 0.7%
Cyrela Commercial Properties SA
Empreendimentos e Participacoes	2,400	28,678

Canada | 0.9%
Boardwalk Real Estate Investment Trust	600	34,541

France | 7.0%
Fonciere des Regions	1,351	97,334
Unibail-Rodamco SE	978	180,437
		277,771
Italy | 2.6%
Beni Stabili SpA	239,182	103,642

Japan | 2.6%
Japan Logistics Fund, Inc.	5	44,328
Japan Retail Fund Investment Corp.	20	31,713
Nippon Building Fund, Inc.	3	29,049
		105,090
Singapore | 2.3%
Frasers Centrepoint Trust	68,000	89,766

United Kingdom | 4.3%
British Land Co. PLC	6,724	53,864
Derwent London PLC	2,621	76,153
Hammerson PLC	5,837	40,688
		170,705
Total Real Estate Investment Trusts
(Identified cost $1,190,681)		1,245,405

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

Description	Shares	Value

Lazard International Realty Equity Portfolio (concluded)

Short-Term Investment | 3.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $148,143)	148,143	$148,143

Description	Value

Total Investments | 100.9%
(Identified cost $3,823,080) (b)	$4,007,683

Liabilities in Excess of Cash and
Other Assets | (0.9)%	(37,656)

Net Assets | 100.0%	$3,970,027

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

	Principal
	Amount
Description	(000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds | 94.2%

Aerospace & Defense | 1.2%
BE Aerospace, Inc.,
8.500%, 07/01/18	$525	$574,219
Huntington Ingalls Industries, Inc.,
6.875%, 03/15/18	1,500	1,563,750
		2,137,969
Apparel & Textiles | 1.6%
Jones Group,
6.875%, 03/15/19	1,500	1,440,000
Levi Strauss & Co.,
7.625%, 05/15/20	1,300	1,381,250
		2,821,250
Automotive | 5.4%
ArvinMeritor, Inc.,
8.125%, 09/15/15	215	226,556
Chrysler Group LLC,
8.250%, 06/15/21	1,400	1,438,500
Dana Holding Corp.,
6.500%, 02/15/19	1,500	1,593,750
Navistar International Corp.,
8.250%, 11/01/21	1,693	1,623,164
Schaeffler Finance BV:
7.750%, 02/15/17 (d)	250	260,625
8.500%, 02/15/19 (d)	250	266,875
The Goodyear Tire & Rubber Co.,
8.250%, 08/15/20	1,775	1,879,281
Tomkins LLC,
9.000%, 10/01/18	1,305	1,451,813
TRW Automotive, Inc.,
8.875%, 12/01/17 (d)	1,000	1,102,500
		9,843,064
Building Materials | 5.1%
Griffon Corp.,
7.125%, 04/01/18	1,705	1,730,575
HD Supply, Inc.,
8.125%, 04/15/19 (d)	1,400	1,512,000
Legrand France SA,
8.500%, 02/15/25	925	1,173,949
Masco Corp.,
6.125%, 10/03/16	1,500	1,600,800

	Principal
	Amount
Description	(000)	Value

Owens Corning, Inc.,
9.000%, 06/15/19	$725	$903,965
USG Corp.,
9.750%, 01/15/18	675	708,750
Vulcan Materials Co.,
6.500%, 12/01/16	1,600	1,684,000
		9,314,039
Cable Television | 5.9%
Cablevision Systems Corp.,
7.750%, 04/15/18	1,500	1,597,500
CCO Holdings LLC,
7.875%, 04/30/18	1,500	1,631,250
Cequel Communications Holdings I LLC,
8.625%, 11/15/17 (d)	1,550	1,670,125
EchoStar DBS Corp.,
7.125%, 02/01/16	775	850,562
Mediacom Broadband LLC,
8.500%, 10/15/15	875	899,062
Mediacom LLC,
9.125%, 08/15/19	175	192,063
Nara Cable Funding, Ltd.,
8.875%, 12/01/18 (d)	1,075	924,500
Unitymedia Hessen GmbH & Co. KG:
8.125%, 12/01/17 (d)	1,325	1,424,375
7.500%, 03/15/19 (d)	1,400	1,484,000
		10,673,437
Chemicals | 0.5%
Mosaic Global Holdings, Inc.,
7.300%, 01/15/28	775	970,040

Computer Services | 2.0%
First Data Corp.,
8.875%, 08/15/20 (d)	850	920,125
iGATE Corp.,
9.000%, 05/01/16	1,200	1,284,000
SunGard Data Systems, Inc.:
10.250%, 08/15/15	564	579,510
7.375%, 11/15/18	750	804,375
		3,588,010
Diversified | 0.9%
Amsted Industries, Inc.,
8.125%, 03/15/18 (d)	1,100	1,163,250
General Cable Corp.,
7.125%, 04/01/17	489	501,225
		1,664,475

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value

Lazard U.S. High Yield Portfolio (continued)

Electric Generation | 2.7%
AES Corp.,
8.000%, 10/15/17	$1,472	$1,674,400
Calpine Corp.,
7.875%, 07/31/20 (d)	1,150	1,267,875
GenOn Energy, Inc.:
9.500%, 10/15/18	225	222,469
9.875%, 10/15/20	475	463,125
NRG Energy, Inc.:
7.375%, 01/15/17	600	624,000
8.250%, 09/01/20	525	543,375
		4,795,244
Electronics | 0.6%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	75	77,063
9.250%, 04/15/18 (d)	900	963,000
		1,040,063
Energy Exploration & Production | 2.1%
ATP Oil & Gas Corp.,
11.875%, 05/01/15	1,225	569,625
Chesapeake Energy Corp.,
9.500%, 02/15/15	1,400	1,508,500
Denbury Resources, Inc.,
9.750%, 03/01/16	590	648,263
Samson Investment Co.,
9.750%, 02/15/20 (d)	1,000	995,000
		3,721,388
Energy Services | 4.4%
Cie Generale de Geophysique - Veritas,
7.750%, 05/15/17	1,765	1,826,775
Citgo Petroleum Corp.,
11.500%, 07/01/17 (d)	1,250	1,403,125
Expro Finance Luxembourg SCA,
8.500%, 12/15/16 (d)	429	410,767
Frac Tech Services, Inc.,
8.125%, 11/15/18 (d)	1,000	1,007,500
Offshore Group Investments, Ltd.,
11.500%, 08/01/15	1,000	1,085,000
PBF Holding Co., LLC,
8.250%, 02/15/20 (d)	900	897,750
Tesoro Corp.,
6.500%, 06/01/17	1,300	1,335,750
		7,966,667

	Principal
	Amount
Description	(000)	Value

Financial Services | 1.8%
Icahn Enterprises LP:
7.750%, 01/15/16	$500	$525,625
8.000%, 01/15/18	1,100	1,168,750
International Lease Finance Corp.:
8.625%, 09/15/15	500	552,500
5.750%, 05/15/16	500	507,291
8.750%, 03/15/17	500	561,250
		3,315,416
Food & Beverages | 2.4%
Constellation Brands, Inc.,
7.250%, 05/15/17	950	1,086,562
Del Monte Corp.,
7.625%, 02/15/19	1,500	1,513,125
Post Holdings, Inc.,
7.375%, 02/15/22 (d)	1,650	1,740,750
		4,340,437
Forest & Paper Products | 0.8%
ABI Escrow Corp.,
10.250%, 10/15/18	690	765,900
Smurfit Kappa Treasury Funding, Ltd.,
7.500%, 11/20/25	750	750,000
		1,515,900
Gaming | 5.4%
Boyd Gaming Corp.,
9.125%, 12/01/18	1,350	1,390,500
Marina District Finance Co., Inc.:
9.500%, 10/15/15	500	485,000
9.875%, 08/15/18	500	471,250
MGM Resorts International:
10.375%, 05/15/14	900	1,014,750
7.625%, 01/15/17	750	774,375
Peninsula Gaming LLC:
8.375%, 08/15/15	625	657,813
10.750%, 08/15/17	225	256,500
Penn National Gaming, Inc.,
8.750%, 08/15/19	825	913,687
Pinnacle Entertainment, Inc.,
8.625%, 08/01/17	800	870,000
Scientific Games Corp.,
8.125%, 09/15/18	350	375,375
Scientific Games International, Inc.:
7.875%, 06/15/16 (d)	525	546,000
9.250%, 06/15/19	250	273,750
Wynn Las Vegas LLC:
7.875%, 11/01/17	500	550,000
7.750%, 08/15/20	1,050	1,162,875
		9,741,875

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Gas Distribution | 5.5%
Copano Energy LLC,
7.750%, 06/01/18	$1,600	$1,656,000
El Paso Corp.,
7.000%, 06/15/17	650	737,331
Energy Transfer Equity LP,
7.500%, 10/15/20	1,250	1,371,875
Ferrellgas Partners LP:
8.625%, 06/15/20	520	462,800
6.500%, 05/01/21	500	456,250
Inergy LP,
7.000%, 10/01/18	1,575	1,622,250
NGPL PipeCo LLC,
7.119%, 12/15/17 (d)	1,430	1,430,000
Niska Gas Storage Partners LLC,
8.875%, 03/15/18	750	731,250
Rockies Express Pipeline LLC,
6.850%, 07/15/18 (d)	1,450	1,421,000
		9,888,756
Health Services | 6.2%
Apria Healthcare Group, Inc.,
11.250%, 11/01/14	550	569,250
Biomet, Inc.,
10.000%, 10/15/17	925	988,016
Fresenius US Finance II, Inc.,
9.000%, 07/15/15 (d)	525	603,094
Grifols, Inc.,
8.250%, 02/01/18	1,525	1,635,562
HCA, Inc.,
8.000%, 10/01/18	1,600	1,796,000
Health Management Associates, Inc.,
6.125%, 04/15/16	1,000	1,060,000
Kinetics Concepts, Inc.,
10.500%, 11/01/18 (d)	750	787,500
Lantheus Medical Imaging, Inc.,
9.750%, 05/15/17	375	333,750
Service Corp. International,
6.750%, 04/01/16	750	817,500
Tenet Healthcare Corp.,
8.875%, 07/01/19	1,000	1,122,500
Vanguard Health Holding Co., LLC,
8.000%, 02/01/18	1,500	1,533,750
		11,246,922

Description	Principal Amount (000)	Value

Leisure & Entertainment | 2.0%
AMC Entertainment, Inc.,
8.750%, 06/01/19	$950	$1,018,875
Cedar Fair LP,
9.125%, 08/01/18	225	249,750
Live Nation Entertainment, Inc.,
8.125%, 05/15/18 (d)	135	137,869
Royal Caribbean Cruises, Ltd.,
7.250%, 06/15/16	330	356,400
Speedway Motorsports, Inc.,
8.750%, 06/01/16	826	898,275
Ticketmaster Entertainment LLC,
10.750%, 08/01/16	850	901,000
		3,562,169
Machinery | 1.7%
Case New Holland, Inc.,
7.750%, 09/01/13	200	212,500
Terex Corp.:
10.875%, 06/01/16	550	616,688
6.500%, 04/01/20	1,200	1,215,000
The Manitowoc Co., Inc.,
8.500%, 11/01/20	1,000	1,080,000
		3,124,188
Media | 2.9%
Clear Channel Worldwide Holdings, Inc.,
9.250%, 12/15/17	1,475	1,607,750
Lamar Media Corp.,
7.875%, 04/15/18	1,000	1,100,000
LIN Television Corp.,
8.375%, 04/15/18	1,400	1,431,500
WMG Acquisition Corp.,
9.500%, 06/15/16	945	1,030,050
		5,169,300
Metals & Mining | 4.0%
Aleris International, Inc.,
7.625%, 02/15/18	1,175	1,192,625
Arch Coal, Inc.,
7.000%, 06/15/19	1,651	1,395,095
Calcipar SA,
6.875%, 05/01/18 (d)	1,350	1,329,750
FMG Resources (August 2006) Property, Ltd.,
7.000%, 11/01/15 (d)	1,800	1,836,000
Inmet Mining Corp.,
8.750%, 06/01/20 (d)	1,500	1,485,000
		7,238,470

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (continued)

Packaging | 2.0%
Reynolds Group Issuer, Inc.,
7.750%, 10/15/16 (d)	$1,500	$1,578,750
Sealed Air Corp.,
8.125%, 09/15/19 (d)	1,775	1,979,125
		3,557,875
Pharmaceutical & Biotechnology | 2.4%
Mylan, Inc.:
7.625%, 07/15/17 (d)	400	440,000
7.875%, 07/15/20 (d)	650	728,813
Valeant Pharmaceuticals International, Inc.,
6.500%, 07/15/16 (d)	1,500	1,567,500
Warner Chilcott Co., LLC,
7.750%, 09/15/18	1,575	1,689,187
		4,425,500
Printing & Publishing | 3.1%
Deluxe Corp.,
7.375%, 06/01/15	1,005	1,020,075
Gannett Co., Inc.,
7.125%, 09/01/18	1,676	1,793,320
R.R. Donnelley & Sons Co.,
7.250%, 05/15/18	1,600	1,524,000
The McClatchy Co.,
11.500%, 02/15/17	1,200	1,245,000
		5,582,395
Real Estate | 2.3%
CB Richard Ellis Services, Inc.,
11.625%, 06/15/17	975	1,106,625
CNL Lifestyle Properties, Inc.,
7.250%, 04/15/19	1,600	1,472,000
DuPont Fabros Technology LP,
8.500%, 12/15/17	1,000	1,100,000
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	471,437
		4,150,062
Retail | 3.6%
Ingles Markets, Inc.,
8.875%, 05/15/17	1,238	1,347,872
Mead Products LLC,
6.750%, 04/30/20 (d)	1,750	1,846,250
QVC, Inc.,
7.500%, 10/01/19 (d)	1,000	1,110,000

Description	Principal Amount (000)	Value

Sears Holdings Corp.,
6.625%, 10/15/18	$675	$602,438
SuperValu, Inc.,
8.000%, 05/01/16	1,550	1,569,375
		6,475,935
Steel-Producers | 1.6%
AK Steel Corp.,
7.625%, 05/15/20	1,400	1,183,000
Steel Dynamics, Inc.,
7.750%, 04/15/16	264	271,920
United States Steel Corp.,
6.050%, 06/01/17	1,475	1,434,438
		2,889,358
Support Services | 4.6%
Avis Budget Car Rental LLC:
7.750%, 05/15/16	410	421,787
9.625%, 03/15/18	835	914,325
Hertz Corp.,
7.500%, 10/15/18	1,000	1,072,500
Iron Mountain, Inc.,
8.000%, 06/15/20	1,600	1,694,000
The GEO Group, Inc.,
7.750%, 10/15/17	1,375	1,471,250
UR Merger Sub Corp.:
9.250%, 12/15/19	1,000	1,110,000
7.375%, 05/15/20 (d)	750	783,750
West Corp.,
11.000%, 10/15/16	850	896,750
		8,364,362
Technology Hardware | 0.7%
Seagate HDD Cayman,
7.750%, 12/15/18	1,175	1,299,844

Telecommunications | 6.3%
Cincinnati Bell, Inc.,
8.250%, 10/15/17	1,350	1,404,000
Cricket Communications, Inc.,
7.750%, 05/15/16	750	795,937
Equinix, Inc.,
8.125%, 03/01/18	1,182	1,309,065
Frontier Communications Corp.,
8.125%, 10/01/18	1,500	1,593,750
GCI, Inc.,
8.625%, 11/15/19	1,000	1,047,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio (concluded)

Intelsat Jackson Holdings, Ltd.:
11.250%, 06/15/16	$203	$212,643
7.250%, 04/01/19	1,300	1,365,000
Sprint Capital Corp.,
6.900%, 05/01/19	1,475	1,386,500
Wind Acquisition Finance SA,
11.750%, 07/15/17 (d)	800	646,000
Windstream Corp.,
8.125%, 09/01/18	1,575	1,693,125
		11,453,520
Transportation | 2.5%
Florida East Coast Railway Corp.,
8.125%, 02/01/17	1,200	1,254,000
Hapag-Lloyd AG,
9.750%, 10/15/17 (d)	1,075	978,250
Overseas Shipholding Group, Inc.,
8.125%, 03/30/18	1,300	880,750
Teekay Corp.,
8.500%, 01/15/20	1,300	1,319,500
		4,432,500
Total Corporate Bonds
(Identified cost $165,093,479)		170,310,430

Description	Shares	Value

Short-Term Investment | 4.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $7,603,056)	7,603,056	$7,603,056

Total Investments | 98.4%
(Identified cost $172,696,535) (b)		$177,913,486

Cash and Other Assets in Excess
of Liabilities | 1.6%		2,875,656

Net Assets | 100.0%		$180,789,142

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio

Municipal Bonds | 96.8%

California | 3.6%
California State,
5.000%, 02/01/22	$500	$597,825
California State Department of Water
Resources Center Valley Project Water
System Series Y Pre-refunded,
5.250%, 12/01/12 (Escrowed to Maturity) (h)	5	5,104
Los Angeles California Unified School
District Election of 1997 Series E,
5.125%, 07/01/21 (Pre-refunded to
07/01/12 @ $100) (h)	50	50,000
Val Verde California Unified School District
School Construction,
5.000%, 01/01/22 (Pre-refunded to
01/01/15 @ $100) (h)	50	55,492
		708,421
Colorado | 3.0%
Colorado State Water Resources & Power
Development Authority Wastewater
Revenue Revolving Fund Series A,
5.250%, 09/01/14	500	551,310
Denver Colorado City & County Airport
Revenue Series B,
5.500%, 11/15/33 (Pre-refunded to
11/15/13 @ $100) (h)	50	53,565
		604,875
Connecticut | 0.4%
Connecticut State Health & Educational
Facilities Authority Revenue Connecticut
State University System Series E,
5.000%, 11/01/15 (Pre-refunded to
11/01/12 @ $100) (h)	50	50,777
Stamford Connecticut,
5.000%, 08/15/18 (Pre-refunded to
08/15/12 @ $100) (h)	25	25,136
		75,913
Delaware | 2.5%
Delaware State Series 2009C,
5.000%, 10/01/18	410	505,874

Description	Principal Amount (000)	Value

Florida | 8.3%
Collier County Florida Industrial Development
Authority NCH Healthcare System Project,
3.000%, 10/01/12	$500	$502,300
Florida State Board of Education Public
Education Capital Outlay 2011 Series A,
5.000%, 06/01/14	535	581,668
Orlando Florida Utilities Commission Utility
System Revenue,
5.000%, 10/01/19	500	579,185
		1,663,153
Georgia | 3.3%
Georgia State Series I,
5.000%, 07/01/18	300	367,827
Valdosta & Lowndes County Georgia
Hospital Authority South Medical
Center Project Series B,
5.000%, 10/01/21	250	297,405
		665,232
Illinois | 9.8%
Illinois State Toll Highway Authority
Senior Priority Series A,
5.000%, 01/01/16	600	677,322
Railsplitter Illinois Tobacco Settlement
Authority:
4.000%, 06/01/13	300	308,808
4.125%, 06/01/16	500	547,410
Will County Illinois Community Unit
School District No. 209-U Wilmington,
9.000%, 01/01/24 (Pre-refunded to
01/01/16 @ $100) (h)	320	411,514
		1,945,054
Maine | 2.4%
Maine State Turnpike Authority Series B,
5.000%, 07/01/22	385	473,438

Maryland | 2.6%
Carroll County Maryland Construction Public
Improvement,
5.000%, 11/01/17	100	121,491
Maryland State & Local Facilities Loan
Series C,
5.000%, 03/01/16	350	406,011
		527,502

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  93

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Massachusetts | 4.4%
Lowell Massachusetts State Qualified,
5.000%, 10/15/15	$300	$314,604
Massachusetts Bay Transportation
Authority Revenue Assessment Series A,
5.000%, 07/01/21 (Pre-refunded to
07/01/15 @ $100) (h)	300	340,287
Massachusetts State:
Construction Loan Series E,
5.000%, 11/01/24 (Pre-refunded to
11/01/16 @ $100) (h)	50	59,326
Series A,
5.000%, 09/01/14	150	164,760
		878,977
Michigan | 5.7%
Imlay City Michigan Community School
District,
5.000%, 05/01/18	500	565,360
Michigan State Hospital Finance Authority
Trinity Health Series A,
5.250%, 12/01/15	500	572,055
		1,137,415
Minnesota | 2.4%
Minnesota State,
5.000%, 11/01/16	400	473,100

New Jersey | 3.2%
Essex County New Jersey Improvement
Authority Guaranteed Lease County
Correctional Series A,
5.000%, 10/01/28 (Pre-refunded to
10/01/13 @ $100) (h)	50	52,936
New Jersey State Educational Facilities
Authority Revenue:
Princeton University Series E,
5.000%, 07/01/20 (Pre-refunded to
07/01/13 @ $100) (h)	50	52,370
Rowan University Series C,
5.125%, 07/01/28 (Pre-refunded to
07/01/14 @ $100) (h)	50	54,707

Description	Principal Amount (000)	Value

New Jersey State Transportation Trust
Funding Authority Transportation System:
Series A,
5.625%, 06/15/14 (Escrowed to Maturity) (h)	$75	$82,706
Series C,
5.250%, 06/15/14 (Escrowed to Maturity) (h)	50	54,774
5.500%, 06/15/24 (Pre-refunded to
06/15/13 @ $100) (h)	50	52,499
Series D,
5.000%, 06/15/16 (Pre-refunded to
06/15/15 @ $100) (h)	25	28,308
New Jersey State Turnpike Authority Series A:
Pre-refunded,
6.000%, 01/01/14 (Escrowed to Maturity) (h)	50	54,199
Refunded,
6.000%, 01/01/14 (Escrowed to Maturity) (h)	50	54,199
New Jersey State Various Purposes,
5.000%, 08/01/22 (Pre-refunded to
08/01/12 @ $100) (h)	50	50,175
New Jersey Tobacco Settlement Financing Corp.:
5.000%, 06/01/13 (Escrowed to Maturity) (h)	25	26,085
6.250%, 06/01/43 (Pre-refunded to
06/01/13 @ $100) (h)	50	52,736
Newark New Jersey Housing and
Port Authority Newark Marine Terminal
Rental Revenue,
5.000%, 01/01/37 (Pre-refunded to
01/01/14 @ $100) (h)	25	26,729
		642,423
New York | 13.0%
Metropolitan Transportation Authority
New York State Transportation Revenue
Series C,
5.000%, 11/15/13	685	725,888
Metropolitan Transportation Authority
New York Dedicated Tax Funding Series A,
4.750%, 04/01/28 (Pre-refunded to
10/01/15 @ $100) (h)	50	56,835
New York State Dormitory Authority Revenues:
Columbia University Series B,
5.000%, 07/01/16	145	170,487
Insured Student Housing Corp.,
5.000%, 07/01/23 (Pre-refunded to
07/01/14 @ $100) (h)	50	54,614

The accompanying notes are an integral part of these financial statements.

94  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (continued)

Lease Revenue State University
Dormitory Facilities MBIA-IBC,
5.000%, 07/01/32 (Pre-refunded to
07/01/12 @ $100) (h)	$50	$50,000
Non State Supported Debt New York
University Hospital Center Series A,
5.000%, 07/01/17	500	589,085
State Personal Income Tax
Revenue Education Series A,
5.000%, 03/15/17	100	115,417
State Personal Income Tax Revenue
General Purpose Bonds Series A,
5.000%, 12/15/21	500	618,795
New York State Thruway Authority 2nd
General Highway & Bridge Trust Fund
Series A,
5.000%, 04/01/15	135	150,798
TSASC, Inc. New York Tobacco Settlement
Asset-Backed Series 1,
5.750%, 07/15/32 (Pre-refunded to
07/15/12 @ $100) (h)	50	50,076
		2,581,995
North Carolina | 7.3%
Durham North Carolina,
5.000%, 04/01/17	450	537,944
North Carolina State Eastern Municipal
Power Agency Power System Series A,
5.250%, 01/01/20	595	677,532
Wake County North Carolina Public
Improvement,
5.000%, 04/01/17	200	238,468
		1,453,944
Pennsylvania | 2.2%
Pennsylvania State Higher Educational
Facilities Authority Revenue Temple University,
5.000%, 04/01/15	400	443,460

Description	Principal Amount (000)	Value

South Carolina | 3.2%
Charleston County South Carolina Sales Tax,
5.000%, 11/01/21	$500	$634,280

Tennessee | 4.9%
Metropolitan Government Nashville &
Davidson County Tennessee Health &
Educational Facilities Board Vanderbilt
University Series B,
5.000%, 10/01/18	315	383,566
Tennessee State Series C,
5.000%, 05/01/17	500	598,615
		982,181
Texas | 9.0%
Dallas Texas Refunded & Improvement
Series A,
5.000%, 02/15/20	350	429,884
Decatur Texas Independent School
District School Building,
5.250%, 08/15/25	100	113,610
North Texas Tollway Authority Revenue
System First Tier Series A MBIA-IBC,
6.000%, 01/01/23	340	400,489
Plano Texas Independent School District
School Building,
5.000%, 02/15/14 (Pre-refunded to
02/15/13 @ $100) (h)	20	20,590
Texas State Transportation Commission
Revenue First Tier,
5.000%, 04/01/20	200	235,818
University of Texas Financing System
Series C,
5.000%, 08/15/17	500	601,345
		1,801,736
Washington | 4.1%
Energy Northwest Washington Electric
Revenue Project No. 3 Series A,
5.500%, 07/01/17 (Pre-refunded to
07/01/13 @ $100) (h)	350	368,137
Washington State Various Purposes
Series R-A,
5.000%, 01/01/15	400	443,940
		812,077

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  95

Description	Principal Amount (000)	Value

Lazard U.S. Municipal Portfolio (concluded)

Wisconsin | 1.5%
Wisconsin State Health & Educational
Facilities Authority Revenue Gundersen
Lutheran Series A,
5.000%, 10/15/17	$250	$289,418

Total Municipal Bonds
(Identified cost $18,916,845)		19,300,468

Description	Shares	Value

Short-Term Investment | 2.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $410,869)	410,869	$410,869

Total Investments | 98.9%
(Identified cost $19,327,714) (b)		$19,711,337

Cash and Other Assets in Excess
of Liabilities | 1.1%		226,318

Net Assets | 100.0%		$19,937,655

The accompanying notes are an integral part of these financial statements.

96  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 35.7%

Australia | 1.0%
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	35	$37,551

Brazil | 1.3%
Petrobras International
Finance Co.,
6.125%, 10/06/16 (e)	USD	45	50,327

Canada | 2.1%
Canadian Natural Resources, Ltd.,
4.500%, 01/23/13	CAD	30	29,931
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	20	21,779
Suncor Energy, Inc.,
6.100%, 06/01/18	CAD	25	29,609
			81,319
Chile | 2.7%
Codelco, Inc.,
3.750%, 11/04/20 (e)	USD	100	104,288

France | 1.9%
Electricite de France SA,
5.000%, 02/05/18	EUR	50	72,225

Netherlands | 1.9%
BMW Finance NV,
3.375%, 12/14/18	GBP	20	32,538
RWE Finance BV,
5.000%, 02/10/15	EUR	30	41,592
			74,130
Norway | 2.9%
Statoil ASA,
6.875%, 03/11/31	GBP	50	112,062

Singapore | 4.2%
Temasek Financial I, Ltd.,
4.500%, 09/21/15 (e)	USD	150	164,732

Description	Security Currency	Principal Amount (000)	Value

Sweden | 2.8%
Kommuninvest I Sverige AB,
2.750%, 08/12/15	SEK	370	$54,873
Svensk Exportkredit AB,
7.625%, 06/30/14	NZD	65	55,900
			110,773
United Kingdom | 8.6%
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	50	91,007
National Grid PLC,
6.125%, 04/15/14	GBP	50	84,216
Network Rail Infrastructure
Finance PLC,
4.400%, 03/06/16 (e)	CAD	150	158,628
			333,851
United States | 6.3%
AES Corp.,
7.750%, 10/15/15	USD	20	22,450
Credit Suisse USA, Inc.,
4.875%, 01/15/15	USD	20	21,460
EchoStar DBS Corp.,
7.125%, 02/01/16	USD	20	21,950
Fresenius US Finance II, Inc.,
9.000%, 07/15/15 (e)	USD	10	11,487
General Electric Capital Corp.,
5.500%, 02/01/17	USD	45	37,577
Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	25	27,182
JPMorgan Chase & Co.,
3.875%, 09/23/20	EUR	50	67,210
Microsoft Corp.,
5.200%, 06/01/39	USD	30	37,289
			246,605
Total Corporate Bonds
(Identified cost $1,401,890)			1,387,863

Foreign Government Obligations | 47.7%

Australia | 4.6%
New South Wales Treasury Corp.,
5.000%, 02/25/39	AUD	50	99,591
Queensland Treasury Corp.,
6.250%, 02/21/20	AUD	70	80,389
			179,980

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  97

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Austria | 0.9%
Republic of Austria,
3.900%, 07/15/20	EUR	25	$35,594

Bahamas | 1.8%
Commonwealth of the Bahamas,
6.950%, 11/20/29	USD	60	69,600

Bermuda | 2.9%
Government of Bermuda,
5.603%, 07/20/20 (e)	USD	100	114,400

Brazil | 1.4%
Federal Republic of Brazil,
11.000%, 06/26/17	EUR	30	53,313

Canada | 2.8%
Province of British Columbia,
3.700%, 12/18/20	CAD	40	43,097
Province of Ontario,
6.250%, 06/16/15	NZD	75	64,336
			107,433
Chile | 2.7%
Republic of Chile,
5.500%, 08/05/20 (e)	CLP	50,000	106,201

Colombia | 1.9%
Republic of Colombia:
12.000%, 10/22/15	COP	53,000	36,821
7.750%, 04/14/21	COP	54,000	37,658
			74,479
Czech Republic | 2.7%
Czech Republic:
4.500%, 11/05/14	EUR	25	33,985
5.000%, 06/11/18	EUR	50	72,924
			106,909
France | 2.5%
Government of France:
4.250%, 10/25/23	EUR	40	57,393
5.500%, 04/25/29	EUR	25	40,151
			97,544

Description	Security Currency	Principal Amount (000)	Value

Mexico | 3.0%
Mexican Bonos,
9.500%, 12/18/14	MXN	500	$41,625
United Mexican States:
4.250%, 06/16/15	EUR	15	20,501
6.750%, 02/06/24	GBP	30	53,915
			116,041
Netherlands | 1.9%
Netherlands Government Bond,
3.750%, 01/15/23	EUR	50	72,559

Peru | 3.9%
Peru Bono Soberano,
7.840%, 08/12/20	PEN	150	66,725
Republic of Peru,
7.500%, 10/14/14	EUR	60	85,592
			152,317
Poland | 6.0%
Poland Government Bonds:
5.250%, 10/25/17	PLN	325	99,666
5.750%, 09/23/22	PLN	205	64,177
Republic of Poland:
3.000%, 09/23/14	CHF	30	32,944
6.375%, 07/15/19	USD	32	37,691
			234,478
Qatar | 3.0%
State of Qatar,
5.250%, 01/20/20 (e)	USD	100	115,300

Slovenia | 0.9%
Republika of Slovenija,
4.125%, 01/26/20	EUR	30	33,549

South Africa | 4.8%
Republic of South Africa:
4.500%, 04/05/16	EUR	50	68,116
8.250%, 09/15/17	ZAR	305	39,995
6.250%, 03/31/36	ZAR	835	78,108
			186,219
Total Foreign Government
Obligations
(Identified cost $1,875,646)			1,855,916

The accompanying notes are an integral part of these financial statements.

98  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Quasi Government Bonds | 7.1%

Canada | 1.0%
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	25	$39,427

Germany | 3.4%
KfW:
2.875%, 10/12/16	NOK	560	95,463
3.375%, 01/18/21	EUR	25	35,466
			130,929
Malaysia | 2.7%
1Malaysia Sukuk Global Berhad,
3.928%, 06/04/15 (e)	USD	100	105,683

Total Quasi Government Bonds
(Identified cost $279,225)			276,039

Supranationals | 7.5%

Brazil | 0.2%
Inter-American Development Bank,
6.000%, 12/15/17	NZD	10	8,895

Philippines | 3.1%
Asian Development Bank:
3.375%, 05/20/14	NOK	250	43,181
2.850%, 10/21/20	CNY	500	78,452
			121,633

Description	Security Currency	Principal Amount (000)	Value

United States | 2.3%
International Bank for
Reconstruction & Development,
2.300%, 02/26/13	KRW	100,000	$86,697

Venezuela | 1.9%
Corporacion Andina de Fomento,
3.750%, 01/15/16 (e)	USD	72	74,825

Total Supranationals
(Identified cost $296,699)			292,050

Description	Shares	Value

Short-Term Investment | 0.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $35,117)	35,117	$35,117

Total Investments | 98.9%
(Identified cost $3,888,577) (b)		$3,846,985

Cash and Other Assets in Excess
of Liabilities | 1.1%		42,588

Net Assets | 100.0%		$3,889,573

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  99

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CIT	08/16/12	21,341	$21,000	$21,753	$753	$—
AUD	CIT	08/16/12	44,895	44,793	45,760	967	—
AUD	CIT	08/16/12	76,868	76,887	78,350	1,463	—
CAD	HSB	08/16/12	5,126	4,995	5,029	34	—
DKK	CSF	08/16/12	934,491	162,986	159,253	—	3,733
EUR	CIT	08/16/12	29,221	36,259	36,993	734	—
EUR	HSB	08/16/12	24,300	30,122	30,763	641	—
GBP	CIT	08/16/12	30,266	47,000	47,396	396	—
HKD	CIT	08/16/12	529,869	68,278	68,310	32	—
IDR	SCB	07/09/12	339,557,770	34,720	36,125	1,405	—
JPY	HSB	08/16/12	2,930,585	37,000	36,685	—	315
JPY	HSB	08/16/12	4,373,325	55,000	54,745	—	255
JPY	HSB	08/16/12	48,842,449	614,239	611,401	—	2,838
MXN	CIT	08/16/12	78,901	5,797	5,890	93	—
MYR	CIT	09/10/12	85,663	27,000	26,861	—	139
NZD	SCB	08/16/12	41,446	31,203	33,078	1,875	—
PLN	HSB	08/16/12	129,667	38,000	38,712	712	—
SGD	SCB	08/16/12	52,034	41,646	41,077	—	569
Total Forward Currency Purchase Contracts				$1,376,925	$1,378,181	$9,105	$7,849

The accompanying notes are an integral part of these financial statements.

100  Semi-Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2012 (concluded):

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
AUD	CIT	08/16/12	37,052	$37,199	$37,766	$—	$567
AUD	CIT	08/16/12	134,248	133,763	136,836	—	3,073
CAD	HSB	08/16/12	31,032	30,496	30,451	45	—
CAD	HSB	08/16/12	170,983	170,176	167,780	2,396	—
CLP	CIT	07/25/12	53,698,313	105,064	106,929	—	1,865
COP	CIT	08/17/12	137,587,169	76,247	76,534	—	287
EUR	CIT	08/16/12	28,378	36,000	35,926	74	—
EUR	CIT	08/16/12	31,791	40,000	40,247	—	247
EUR	CIT	08/16/12	58,106	72,424	73,562	—	1,138
EUR	HSB	08/16/12	13,313	17,000	16,854	146	—
EUR	HSB	08/16/12	32,129	40,485	40,675	—	190
EUR	HSB	08/16/12	45,166	58,001	57,180	821	—
EUR	HSB	08/16/12	64,397	80,000	81,525	—	1,525
EUR	HSB	08/16/12	96,233	124,555	121,830	2,725	—
GBP	CIT	08/16/12	20,914	32,862	32,750	112	—
GBP	CIT	08/16/12	58,757	94,473	92,012	2,461	—
GBP	CIT	08/16/12	81,046	130,642	126,916	3,726	—
IDR	SCB	07/09/12	339,557,770	36,433	36,124	309	—
NOK	HSB	08/16/12	834,535	141,928	140,069	1,859	—
NZD	SCB	08/16/12	10,752	8,174	8,581	—	407
NZD	SCB	08/16/12	11,534	8,684	9,206	—	522
NZD	SCB	08/16/12	27,834	20,956	22,215	—	1,259
NZD	SCB	08/16/12	61,576	47,949	49,144	—	1,195
NZD	SCB	08/16/12	93,575	73,155	74,683	—	1,528
PLN	CAN	08/16/12	141,331	42,867	42,194	673	—
PLN	HSB	08/16/12	138,460	38,755	41,337	—	2,582
PLN	HSB	08/16/12	383,313	116,085	114,437	1,648	—
SEK	CAN	08/16/12	235,045	33,800	33,924	—	124
ZAR	SCB	08/16/12	128,363	15,500	15,600	—	100
ZAR	SCB	08/16/12	621,122	75,664	75,483	181	—
Total Forward Currency Sale Contracts				$1,939,337	$1,938,770	17,176	16,609
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$26,281	$24,458

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  101

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 82.3%
Energy Select Sector SPDR Fund	407,000	$27,012,590
Financial Select Sector SPDR Fund	915,800	13,388,996
First Trust ISE-Revere Natural Gas
Index Fund	401,700	6,595,914
Industrial Select Sector SPDR Fund	348,300	12,423,861
iShares MSCI South Korea Index Fund	144,400	7,914,564
Market Vectors Agribusiness ETF	268,700	13,322,146
PowerShares Financial Preferred Portfolio	590,100	10,621,800
SPDR Barclays Capital High Yield
Bond ETF	978,100	38,595,826
SPDR Gold Trust (a)	185,500	28,787,745
SPDR Russell/Nomura Small Cap
Japan ETF	243,700	10,128,172
Vanguard REIT ETF	164,600	10,769,778
Vanguard Short-Term Corporate
Bond ETF	461,500	36,527,725

Total Exchange-Traded Funds
(Identified cost $217,161,755)		216,089,117

Closed-End Management Investment
Companies | 10.1%
Eaton Vance Limited Duration Income
Fund	333,000	5,427,900
The China Fund, Inc.	310,500	6,809,265
Tri-Continental Corp.	919,825	14,229,693

Total Closed-End Management
Investment Companies
(Identified cost $27,004,478)		26,466,858

Description	Shares	Value

Short-Term Investment | 6.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $17,143,661)	17,143,661	$17,143,661

Total Investments | 98.9%
(Identified cost $261,309,894) (b)		259,699,636

	Number of
Description	Contracts	Value

Purchased Option | 0.1%
Energy Select Sector SPRD
July 12 65.00 Put,
Expires 07/21/12
(Identified cost $443,890)	2,000	$156,000

Total Investments and Purchased
Option | 99.0%
(Identified cost $261,753,784)		$259,855,636

Cash and Other Assets in Excess
of Liabilities | 1.0%		2,700,007

Net Assets | 100.0%		$262,555,643

The accompanying notes are an integral part of these financial statements.

102  Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at June 30, 2012:

Forward Currency Contracts	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Forward Currency Purchase Contract
EUR	SSB	08/16/12	10,532,654	$13,272,197	$13,334,170	$61,973

Forward Currency Sale Contracts
EUR	SSB	08/16/12	4,239,883	$5,400,001	$5,367,624	$32,377
EUR	SSB	08/16/12	6,292,771	8,000,000	7,966,547	33,453
JPY	SSB	08/16/12	1,323,566,355	16,652,823	16,568,177	84,646
Total Forward Currency Sale Contracts				$30,052,824	$29,902,348	150,476
Gross unrealized appreciation on Forward Currency Purchase and Sale Contracts						$212,449

Total Return Swap Agreements open at June 30, 2012:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Net Unrealized Appreciation

USD	GSC	11,904,516	07/08/13	1 Month USD LIBOR plus 0.40%	Appreciation, and dividends paid, on securities in the Equity Basket	$155,844

USD	GSC	12,407,000	06/13/13	1 Month USD LIBOR plus 0.40%	Appreciation, and dividends paid, on securities in the Equity Basket	306,000
						$461,844

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  103

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2012 (unaudited)

(a)	Non-income producing security.

(b)	For federal tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Concentrated Portfolio	$45,465,084	$1,930,457	$106,738	$1,823,719
U.S. Strategic Equity Portfolio	72,907,133	10,953,918	3,081,447	7,872,471
U.S. Mid Cap Equity Portfolio	97,654,415	5,367,881	6,693,247	(1,325,366)
U.S. Small-Mid Cap Equity Portfolio	206,519,283	14,823,311	12,428,414	2,394,897
Global Listed Infrastructure Portfolio	129,364,865	6,006,422	12,243,720	(6,237,298)
International Equity Portfolio	103,785,810	9,705,654	5,030,385	4,675,269
International Equity Select Portfolio	6,168,024	503,865	402,037	101,828
International Strategic Equity Portfolio	759,210,814	61,575,725	13,654,948	47,920,777
International Small Cap Equity Portfolio	49,826,121	11,256,854	2,987,946	8,268,908
Emerging Markets Equity Portfolio	14,698,436,442	2,023,993,415	1,998,256,287	25,737,128
Developing Markets Equity Portfolio	377,960,965	6,838,580	51,786,177	(44,947,597)
Emerging Markets Equity Blend Portfolio	166,116,791	5,158,501	15,794,544	(10,636,043)
Emerging Markets Multi-Strategy Portfolio	66,092,671	2,081,491	2,652,802	(571,311)
Emerging Markets Debt Portfolio	189,632,391	5,065,023	1,792,129	3,272,894
U.S. Realty Income Portfolio	51,713,136	3,683,416	285,665	3,397,751
U.S. Realty Equity Portfolio	37,697,544	1,450,502	233,809	1,216,693
International Realty Equity Portfolio	3,823,080	346,709	162,106	184,603
U.S. High Yield Portfolio	172,696,535	7,965,094	2,748,143	5,216,951
U.S. Municipal Portfolio	19,327,714	400,843	17,220	383,623
Global Fixed Income Portfolio	3,888,577	24,511	66,103	(41,592)
Capital Allocator Opportunistic Strategies Portfolio	261,309,894	4,333,060	5,943,318	(1,610,258)

(c)	Private placements.

(d)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at June 30, 2012. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity Portfolio	0.9%
Emerging Markets Multi-Strategy Portfolio	4.0
Emerging Markets Debt Portfolio	9.5
U.S. High Yield Portfolio	22.5

(e)	Segregated security for forward currency contracts.

(f)

Security valued using Level 2 inputs under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy - see Note 9. Securities were valued based on reference to similar securities from the same issuers which were trading on active markets.

(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2012 which may step up at a future date.

(h)	Security collateralized by an amount sufficient to pay principal and interest.

The accompanying notes are an integral part of these financial statements.

104  Semi-Annual Report

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
BRL	—	Brazilian Real	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNH	—	Chinese Offshore Renminbi	NOK	—	Norwegian Krone
CNY	—	Chinese Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Nuevo Sol
CRC	—	Costa Rican Colon	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DKK	—	Danish Krone	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
GHS	—	Ghanaian Cedi	THB	—	Thai Baht
HKD	—	Hong Kong Dollar	TRY	—	New Turkish Lira
HUF	—	Hungarian Forint	TWD	—	New Taiwan Dollar
IDR	—	Indonesian Rupiah	USD	—	United States Dollar
ILS	—	Israeli Shekel	UYU	—	Uruguayan Peso
INR	—	Indian Rupee	ZAR	—	South African Rand

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	ING	—	ING Bank NV
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank
CAN	—	Canadian Imperial Bank of Commerce	MEL	—	Mellon Bank NA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse Group AG	SCB	—	Standard Chartered Bank
GSC	—	Goldman Sachs Group, Inc.	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA	UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  105

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Agriculture	—%	1.4%	1.3%	1.9%	—%	0.9%
Airport Development & Maintenance	18.9	—	—	—	—	—
Alcohol & Tobacco	—	5.7	7.7	5.8	—	5.9
Automotive	—	2.1	1.8	2.3	2.4	—
Banking	—	9.6	13.0	7.6	1.8	18.6
Building Materials	—	—	—	—	—	0.7
Cable Television	—	1.4	1.5	3.4	—	—
Chemicals	—	1.3	1.3	3.4	4.9	—
Commercial Services	—	3.4	2.7	2.0	15.1	4.3
Computer Software	—	1.5	2.9	—	—	2.4
Construction & Engineering	—	—	—	—	0.9	2.0
Consumer Products	—	—	—	1.3	4.1	3.9
Diversified	—	0.5	1.0	—	—	2.6
Electric	18.8	1.4	—	—	—	0.9
Energy Exploration & Production	—	—	1.3	1.8	—	1.9
Energy Integrated	—	5.8	4.7	2.5	—	3.5
Energy Services	4.0	2.7	3.1	4.3	5.3	0.4
Financial Services	—	1.6	1.0	2.9	8.0	6.4
Food & Beverages	—	3.8	4.1	7.1	0.8	0.9
Forest & Paper Products	—	2.3	1.8	4.4	1.1	0.7
Gas Utilities	14.7	—	—	—	—	—
Health Services	—	—	—	1.7	4.0	—
Housing	—	5.0	3.1	4.8	1.4	1.6
Insurance	—	4.8	3.6	5.4	—	1.2
Leisure & Entertainment	—	3.0	1.5	5.6	4.4	1.0
Manufacturing	—	7.5	7.7	7.2	12.8	3.8
Medical Products	—	—	—	1.5	5.9	—
Metals & Mining	—	2.2	3.1	—	0.9	6.8
Pharmaceutical & Biotechnology	—	12.9	11.5	8.6	3.5	—
Real Estate	—	—	0.6	—	1.6	—
Retail	—	3.7	3.1	5.7	8.4	5.5
Semiconductors & Components	—	2.9	3.6	0.7	3.9	5.0
Technology	—	1.0	1.1	—	1.0	1.6
Technology Hardware	—	—	—	—	2.4	2.1
Telecommunications	—	4.3	6.5	—	1.7	12.1
Transportation	36.3	2.7	2.0	1.5	2.8	1.0
Water	4.0	—	—	—	—	—
Subtotal	96.7	94.5	96.6	93.4	99.1	97.7
Short-Term Investments	1.1	—	3.2	5.7	1.3	2.3
Repurchase Agreement	—	5.3	—	—	—	—
Total Investments	97.8%	99.8%	99.8%	99.1%	100.4%	100.0%

The accompanying notes are an integral part of these financial statements.

106  Semi-Annual Report

Industry	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard International Realty Equity Portfolio	Lazard Global Fixed Income Portfolio

Agriculture	1.4%	2.0%	1.0%	—%	—%	—%
Alcohol & Tobacco	—	2.6	1.2	—	—	—
Apparel & Textiles	1.1	0.5	0.2	—	—	—
Automotive	4.2	3.6	1.9	—	—	0.8
Banking	24.4	19.6	11.0	4.3	—	2.3
Cable Television	—	—	—	—	—	1.1
Commercial Services	—	1.8	0.8	—	—	—
Computer Software	2.2	1.3	0.6	—	—	1.0
Construction & Engineering	2.1	2.9	1.6	0.4	—	—
Consumer Products	—	1.7	1.0	—	—	—
Diamonds & Precious Stones	—	—	0.3	—	—	—
Diversified	—	1.3	0.6	—	—	—
Electric	1.0	1.2	0.6	1.0	—	6.1
Electric Generation	—	—	—	—	—	0.6
Energy	—	—	0.3	0.3	—	2.3
Energy Exploration & Production	5.7	2.1	2.6	2.8	—	—
Energy Integrated	4.5	4.2	3.2	2.0	—	2.9
Energy Services	3.3	2.5	1.4	1.5	—	2.8
Financial Services	2.0	2.8	1.7	—	—	14.8
Food & Beverages	—	1.0	0.8	—	—	—
Forest & Paper Products	0.9	1.0	0.5	—	—	—
Health Services	—	—	—	—	—	0.3
Housing	—	—	—	—	1.5	—
Insurance	2.1	2.5	1.4	—	—	—
Leisure & Entertainment	2.2	2.3	1.4	0.4	2.0	—
Manufacturing	9.4	5.0	2.5	—	—	—
Metals & Mining	6.3	5.9	3.2	0.5	—	2.7
Pharmaceutical & Biotechnology	1.6	1.5	0.8	—	—	—
Real Estate	5.1	1.8	0.9	—	93.7	—
Restaurants	—	—	—	0.4	—	—
Retail	5.7	3.1	2.3	—	—	—
Semiconductors & Components	4.9	6.1	2.7	—	—	—
Steel-Producers	—	—	0.3	0.2	—	—
Technology Hardware	1.3	3.2	1.5	—	—	—
Telecommunications	1.1	7.8	4.4	1.0	—	1.0
Transportation	3.0	1.8	1.4	0.7	—	4.1
Water	—	—	0.1	—	—	—
Subtotal	95.5	93.1	54.2	15.5	97.2	42.8
Foreign Government Obligations	—	—	18.4	76.6	—	47.7
Supranationals	—	—	0.2	0.7	—	7.5
Short-Term Investments	4.2	5.6	23.9	5.1	3.7	0.9
Total Investments	99.7%	98.7%	96.7%	97.9%	100.9%	98.9%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  107

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2012	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$47,288,803	$80,779,604
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	42,227	66,423
Capital stock sold	158,755	15,820
Investments sold	1,988,111	863,327
Amount due from Investment Manager (Note 3)	—	—
Prepaid expenses	52,818	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	49,530,714	81,725,174

LIABILITIES
Payables for:
Management fees	15,058	29,890
Accrued distribution fees	56	1,753
Accrued directors’ fees	—	722
Investments purchased	—	—
Capital stock redeemed	35,415	85,122
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	35,931	38,690
Total liabilities	86,460	156,177
Net assets	$49,444,254	$81,568,997

NET ASSETS
Paid in capital	$49,987,096	$87,125,153
Undistributed net investment income	108,060	1,412,381
Accumulated net realized gain (loss)	(2,474,621)	(14,841,008)
Net unrealized appreciation (depreciation) on:
Investments	1,823,719	7,872,471
Foreign currency and forward currency contracts	—	—
Net assets	$49,444,254	$81,568,997

Institutional Shares
Net assets	$49,167,594	$72,889,295
Shares of capital stock outstanding*	4,979,950	7,639,118
Net asset value, offering and redemption price per share	$9.87	$9.54

Open Shares
Net assets	$276,660	$8,679,702
Shares of capital stock outstanding*	27,900	910,351
Net asset value, offering and redemption price per share	$9.92	$9.53

Cost of investments in securities	$45,465,084	$72,907,133
Cost of foreign currency	$—	$—

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

108  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$96,329,049	$208,914,180	$123,127,567	$108,461,079	$6,269,852
—	708	—	537	—
—	—	198,297	29,910	6,852

96,995	180,643	506,244	374,406	26,804
86,439	20,041	927,800	193,078	3,168
2,346,389	2,176,930	59	—	91
—	—	—	—	14,682
—	—	—	—	—
—	—	1,726,610	—	—
98,858,872	211,292,502	126,486,577	109,059,010	6,321,449

59,516	123,686	87,743	63,324	—
9,083	3,666	2,090	3,956	497
1,419	2,308	1,084	1,090	58
1,271,811	3,323,231	8,433	197,498	11,487
14,221	16,338	54,894	94,118	—
—	—	391,516	—	—
57,682	59,382	49,994	50,844	26,611
1,413,732	3,528,611	595,754	410,830	38,653
$97,445,140	$207,763,891	$125,890,823	$108,648,180	$6,282,796

$158,498,147	$201,035,761	$133,147,187	$132,726,676	$10,324,032
214,642	396,653	1,010,677	3,967,364	159,412
(59,942,283)	3,936,580	(3,364,993)	(32,719,922)	(4,302,490)

(1,325,366)	2,394,897	(6,237,298)	4,675,269	101,828
—	—	1,335,250	(1,207)	14
$97,445,140	$207,763,891	$125,890,823	$108,648,180	$6,282,796

$53,078,695	$189,519,663	$114,926,129	$88,655,584	$3,767,426
4,337,623	14,968,857	11,244,260	6,626,609	493,640
$12.24	$12.66	$10.22	$13.38	$7.63

$44,366,445	$18,244,228	$10,964,694	$19,992,596	$2,515,370
3,676,557	1,481,376	1,072,240	1,484,694	329,046
$12.07	$12.32	$10.23	$13.47	$7.64

$97,654,415	$206,519,283	$129,364,865	$103,785,810	$6,168,024
$—	$—	$199,271	$30,094	$6,910

Semi-Annual Report  109

June 30, 2012	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$807,131,591	$58,095,029
Cash	—	—
Foreign currency	14,320	46,998
Receivables for:
Dividends and interest	2,421,815	175,054
Capital stock sold	8,512,892	32,390
Investments sold	15,647	1,186,559
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements purchased	—	—

Total assets	818,096,265	59,536,030

LIABILITIES
Payables for:
Management fees	434,110	32,434
Accrued distribution fees	27,234	3,390
Accrued directors’ fees	5,074	564
Investments purchased	2,703,156	1,280,216
Capital stock redeemed	215,818	296,701
Dividends	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for written swap agreements	—	—
Written options, at value	—	—
Other accrued expenses and payables	68,714	50,501

Total liabilities	3,454,106	1,663,806

Net assets	$814,642,159	$57,872,224

NET ASSETS
Paid in capital	$837,072,370	$131,271,389
Undistributed (distributions in excess of) net investment income	9,809,961	1,424,905
Accumulated net realized gain (loss)	(80,161,812)	(83,089,435)
Net unrealized appreciation (depreciation) on:
Investments	47,920,777	8,268,908
Foreign currency and forward currency contracts	863	(3,543)
Swap agreements	—	—

Net assets	$814,642,159	$57,872,224

Institutional Shares
Net assets	$624,628,290	$41,220,605
Shares of capital stock outstanding*	61,122,511	5,566,326
Net asset value, offering and redemption price per share	$10.22	$7.41

Open Shares
Net assets	$190,013,869	$16,651,619
Shares of capital stock outstanding*	18,469,802	2,246,376
Net asset value, offering and redemption price per share	$10.29	$7.41

Cost of investments in securities	$759,210,814	$49,826,121
Cost of foreign currency	$14,330	$47,113

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

110  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

$14,724,173,570	$333,013,368	$155,480,748	$65,632,896	$192,916,625
—	—	—	—	758,536
4,449,300	25,042	471,329	2,059,852	4,130,293

81,582,324	1,181,952	721,521	386,827	2,806,769
22,885,064	1,529,438	400,263	40,379	133,505
19,878,328	971,972	1,456,869	603,585	1,818,414

—	—	—	239,587	634,202
—	—	—	21,330	—
—	—	—	73,154	—

14,852,968,586	336,721,772	158,530,730	69,057,610	203,198,344

11,540,721	265,335	123,917	41,694	123,571
521,511	15,255	5,647	113	123
147,939	2,684	1,123	414	801
90,932,596	1,564,590	708,202	783,570	5,543,590
26,367,398	762,904	153,660	6,078	26,402
—	—	—	—	20,575

—	—	—	262,475	487,560
—	—	—	69,102	—
—	—	—	83,792	—
—	—	—	3,625	—
3,026,359	83,643	40,933	58,969	10,846

132,536,524	2,694,411	1,033,482	1,309,832	6,213,468

$14,720,432,062	$334,027,361	$157,497,248	$67,747,778	$196,984,876

$14,184,149,212	$396,413,058	$174,395,718	$70,448,793	$191,830,074
180,663,598	2,146,505	1,243,078	169,306	(677,710)
330,390,450	(19,583,503)	(7,502,963)	(2,282,796)	2,394,386

25,737,128	(44,947,597)	(10,636,043)	(523,127)	3,265,541
(508,326)	(1,102)	(2,542)	(16,626)	172,585
—	—	—	(47,772)	—

$14,720,432,062	$334,027,361	$157,497,248	$67,747,778	$196,984,876

$12,105,477,571	$256,547,855	$127,368,778	$67,098,459	$196,330,683
665,325,407	22,627,791	12,137,609	7,400,547	19,146,317
$18.19	$11.34	$10.49	$9.07	$10.25

$2,614,954,491	$77,479,506	$30,128,470	$649,319	$654,193
140,593,286	6,843,308	2,879,115	71,611	63,625
$18.60	$11.32	$10.46	$9.07	$10.28

$14,698,436,442	$377,960,965	$166,116,791	$66,156,023	$189,651,084
$4,455,948	$24,483	$474,906	$2,049,619	$4,081,091

Semi-Annual Report  111

June 30, 2012	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$55,110,887	$38,914,237
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	642,990	111,461
Capital stock sold	482,461	459,015
Investments sold	—	1,090,603
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap Agreements	—	—
Premium for swap agreements purchased	—	—
Deferred offering costs (Note 2(i))	—	—

Total assets	56,236,338	40,575,316

LIABILITIES
Payables for:
Management fees	35,014	20,592
Accrued distribution fees	3,183	6,285
Accrued directors’ fees	739	244
Investments purchased	—	2,001,526
Capital stock redeemed	1,075	63,826
Dividends	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	35,390	20,178

Total liabilities	75,401	2,112,651

Net assets	$56,160,937	$38,462,665

NET ASSETS
Paid in capital	$51,442,059	$36,427,387
Undistributed (distributions in excess of) net investment income	(6,203)	204,823
Accumulated net realized gain (loss)	1,327,330	613,762
Net unrealized appreciation (depreciation) on:
Investments	3,397,751	1,216,693
Foreign currency and forward currency contracts	—	—
Swap agreements	—	—

Net assets	$56,160,937	$38,462,665

Institutional Shares
Net assets	$38,312,229	$1,831,087
Shares of capital stock outstanding*	4,638,703	107,028
Net asset value, offering and redemption price per share	$8.26	$17.11

Open Shares
Net assets	$17,848,708	$36,631,578
Shares of capital stock outstanding*	2,163,885	2,138,330
Net asset value, offering and redemption price per share	$8.25	$17.13

Cost of investments in securities	$51,713,136	$37,697,544
Cost of foreign currency	$—	$—

* $0.001 par value, 3,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

112  Semi-Annual Report

Lazard International Realty Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

$4,007,683	$177,913,486	$19,711,337	$3,846,985	$259,855,636
—	—	—	—	2,190,000
1,830	—	—	14,225	—

15,037	3,166,249	247,822	67,943	68,302
—	9,059	—	—	19,521
—	—	—	—	5,334,437
10,550	—	10,247	28,221	—

—	—	—	26,281	212,449
—	—	—	—	461,844
—	—	—	—	9,518
—	—	—	93,994	—

4,035,100	181,088,794	19,969,406	4,077,649	268,151,707

—	55,849	—	—	188,583
875	920	4	5	858
125	1,660	83	331	2,724
2	—	—	—	4,837,085
—	35,627	2,773	—	536,167
—	155,367	5,365	2	—
—	—	—	24,458	—
64,071	50,229	23,526	163,280	30,647

65,073	299,652	31,751	188,076	5,596,064

$3,970,027	$180,789,142	$19,937,655	$3,889,573	$262,555,643

$3,789,772	$183,799,306	$19,584,288	$3,906,485	$267,292,966
16,003	(128,289)	(300)	(66)	(1,036,410)
(20,435)	(8,098,826)	(29,956)	23,982	(2,477,058)

184,603	5,216,951	383,623	(41,592)	(1,898,148)
84	—	—	764	212,449
—	—	—	—	461,844

$3,970,027	$180,789,142	$19,937,655	$3,889,573	$262,555,643

$2,304,473	$176,531,816	$19,933,520	$3,863,375	$258,484,306
158,365	36,139,557	1,935,083	387,973	26,910,368
$14.55	$4.88	$10.30	$9.96	$9.61

$1,665,554	$4,257,326	$4,135	$26,198	$4,071,337
114,693	866,715	401	2,632	424,512
$14.52	$4.91	$10.31	$9.95	$9.59

$3,823,080	$172,696,535	$19,327,714	$3,888,577	$261,753,784
$1,846	$—	$—	$14,307	$—

Semi-Annual Report  113

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2012	Lazard U.S. Equity Concentrated Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income
Income
Dividends	$205,547	$765,308
Interest	—	2
Total investment income*	205,547	765,310

Expenses
Management fees (Note 3)	69,227	274,535
Custodian fees	28,576	27,706
Distribution fees (Open Shares)	376	10,882
Shareholders’ services	12,526	13,530
Shareholders’ reports	1,495	2,457
Administration fees	25,331	32,708
Directors’ fees and expenses	4,682	1,420
Professional services	23,481	24,143
Registration fees	12,432	11,437
Shareholders’ meetings	6,217	—
Other†	1,821	2,521
Total gross expenses	186,164	401,339
Management fees waived and expenses reimbursed	(95,994)	(94,117)
Administration fees waived	(7,813)	—
Expense reductions (Note 2(k))	—	(19)
Total net expenses	82,357	307,203
Net investment income	123,190	458,107

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(22,364)	3,992,515
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,515,802	(594,639)
Foreign currency and forward currency contracts	—	—

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	1,493,438	3,397,876
Net increase in net assets resulting from operations	$1,616,628	$3,855,983
* Net of foreign withholding taxes of	$44	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$3	$24

The accompanying notes are an integral part of these financial statements.

114  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$830,218	$1,229,943	$2,893,894	$2,319,721	$134,387
13	243	271	193	25
830,231	1,230,186	2,894,165	2,319,914	134,412

477,254	850,003	534,125	406,991	27,797
32,631	43,728	46,873	51,001	41,767
61,651	24,074	12,343	24,100	3,232
14,288	15,226	16,785	14,479	16,004
7,710	7,839	5,776	6,322	2,016
37,591	47,531	36,734	35,717	25,518
2,746	4,352	2,234	2,100	120
25,077	25,988	24,712	24,636	23,418
7,798	14,919	18,195	13,923	11,935
—	—	—	—	—
3,514	4,259	3,270	3,087	1,788
670,260	1,037,919	701,047	582,356	153,595
—	—	—	—	(112,109)
—	—	—	—	—
(2)	(3)	(1)	(7)	—
670,258	1,037,916	701,046	582,349	41,486
159,973	192,270	2,193,119	1,737,565	92,926

8,652,809	7,698,112	1,085,668	4,382,236	132,886
—	—	1,159,314	(49,224)	(1,599)

(1,605,368)	3,761,027	2,468,805	1,628,256	195,620
—	—	(172,141)	2,045	179

7,047,441	11,459,139	4,541,646	5,963,313	327,086
$7,207,414	$11,651,409	$6,734,765	$7,700,878	$420,012
$—	$—	$318,627	$234,916	$13,909
$—	$—	$—	$11	$—
$1,002	$2,083	$127	$367	$112

Semi-Annual Report  115

For the Six Months Ended June 30, 2012	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Investment Income
Income
Dividends	$11,121,299	$961,357
Interest	1,899	2
Total investment income*	11,123,198	961,359

Expenses
Management fees (Note 3)	2,263,206	224,147
Custodian fees	104,255	39,456
Distribution fees (Open Shares)	112,261	22,583
Shareholders’ services	15,881	13,985
Shareholders’ reports	16,063	6,512
Administration fees	85,217	30,841
Directors’ fees and expenses	10,227	1,115
Professional services	29,561	24,032
Registration fees	21,383	13,426
Amortization of offering costs (Note 2(i))	—	—
Other†	7,409	2,392
Total gross expenses	2,665,463	378,489
Management fees waived and expenses reimbursed	—	(13,675)
Expense reductions (Note 2(k))	(127)	—
Total net expenses	2,665,336	364,814
Net investment income	8,457,862	596,545

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	(2,100,640)	537,181
Foreign currency and forward currency contracts	(182,453)	(6,219)
Options	—	—
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	42,659,448	3,519,975
Foreign currency and forward currency contracts	(3,759)	(477)
Options	—	—
Swap agreements	—	—
Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	40,372,596	4,050,460
Net increase in net assets resulting from operations	$48,830,458	$4,647,005
* Net of foreign withholding taxes of	$938,512	$111,510
** Net of foreign capital gains taxes of	$4,105	$—
† Includes interest on line of credit of	$—	$25

The accompanying notes are an integral part of these financial statements.

116  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

$294,984,769	$4,165,266	$2,186,089	$555,018	$—
42,275	—	307	363,990	4,764,152
295,027,044	4,165,266	2,186,396	919,008	4,764,152

75,244,957	1,553,543	721,347	320,851	663,351
4,778,116	109,955	93,606	100,839	60,520
3,452,121	90,031	34,622	719	702
1,476,058	36,107	24,498	12,906	12,785
1,144,243	41,782	8,797	1,777	2,051
827,040	55,935	38,604	31,266	41,300
287,750	5,323	2,299	985	2,143
199,471	26,482	24,741	29,242	29,695
74,590	19,891	19,891	14,608	13,054
—	—	—	12,599	7,152
193,092	4,431	2,817	2,156	2,560
87,677,438	1,943,480	971,222	527,948	835,313
—	—	(6,816)	(109,979)	(6,018)
—	(173)	—	—	—
87,677,438	1,943,307	964,406	417,969	829,295
207,349,606	2,221,959	1,221,990	501,039	3,934,857

424,558,574	(11,619,096)	(2,558,114)	(1,307,985)	2,201,698
(4,540,914)	(181,063)	(44,570)	185,901	248,022
—	—	—	20,081	48,858
—	—	—	(89,608)	14,663

499,177,520	13,666,312	7,933,119	3,948,698	4,070,819
(306,618)	874	828	(25,145)	292,243
—	—	—	(20,988)	(67,775)
—	—	—	(57,080)	(15,984)

918,888,562	1,867,027	5,331,263	2,653,874	6,792,544
$1,126,238,168	$4,088,986	$6,553,253	$3,154,913	$10,727,401
$33,527,143	$292,154	$212,838	$54,999	$37,188
$32,562	$—	$—	$—	$—
$3,554	$—	$—	$—	$—

Semi-Annual Report  117

For the Period Ended June 30, 2012	Lazard U.S. Realty Income Portfolio	Lazard U.S. Realty Equity Portfolio

Investment Income
Income
Dividends	$1,571,435	$362,459
Interest	55,640	—
Total investment income*	1,627,075	362,459

Expenses
Management fees (Note 3)	162,318	85,440
Custodian fees	26,096	25,646
Distribution fees (Open Shares)	15,031	24,563
Shareholders’ services	15,163	14,345
Shareholders’ reports	2,561	2,491
Administration fees	26,556	24,680
Directors’ fees and expenses	1,078	354
Professional services	23,526	22,990
Registration fees	9,870	9,909
Amortization of offering costs (Note 2(i))	—	—
Other†	2,124	1,812
Total gross expenses	284,323	212,230
Management fees waived and expenses reimbursed	(13,794)	(46,368)
Administration fees and shareholders’ services fees waived	(3,580)	(8,226)
Expense reductions (Note 2(k))	(24)	—
Total net expenses	266,925	157,636
Net investment income	1,360,150	204,823

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	1,241,487	671,081
Foreign currency and forward currency contracts	—	—
Options	—	—
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,310,000	1,084,561
Foreign currency and forward currency contracts	—	—
Swap agreements	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	3,551,487	1,755,642
Net increase in net assets resulting from operations	$4,911,637	$1,960,465
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$—	$—

(a) From Portfolio’s commencement of operations on March 30, 2012.

The accompanying notes are an integral part of these financial statements.

118  Semi-Annual Report

Lazard International Realty Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard U.S. Municipal Portfolio	Lazard Global Fixed Income Portfolio (a)	Lazard Capital Allocator Opportunistic Strategies Portfolio

$67,711	$—	$—	$—	$2,585,523
—	6,519,975	146,249	25,304	—
67,711	6,519,975	146,249	25,304	2,585,523

15,798	478,916	19,347	4,601	1,372,771
33,416	38,470	26,198	29,782	39,464
1,648	6,358	88	14	6,835
19,673	13,754	12,568	9,765	17,397
1,511	3,402	1,512	1,909	5,613
26,227	42,279	29,254	12,132	52,320
159	3,214	198	331	5,259
22,987	25,335	23,488	16,205	29,379
9,917	14,919	13,054	662	15,415
—	—	6,998	31,217	—
1,735	3,432	1,783	1,324	4,596
133,071	630,079	134,488	107,942	1,549,049
(92,943)	(143,495)	(94,050)	(90,150)	(140,152)
(15,330)	—	(9,375)	(10,413)	—
(1)	(39)	(2)	—	(468)
24,797	486,545	31,061	7,379	1,408,429
42,914	6,033,430	115,188	17,925	1,177,094

62,425	(771,196)	53,618	(11,564)	1,634,116
(947)	—	—	35,546	507,118
—	—	—	—	(4,258,831)
—	—	—	—	2,101,315

420,477	4,317,435	53,147	(41,592)	9,046,918
142	—	—	764	44,875
—	—	—	—	(727,604)

482,097	3,546,239	106,765	(16,846)	8,347,907
$525,011	$9,579,669	$221,953	$1,079	$9,525,001
$5,607	$—	$—	$—	$—
$3	$—	$—	$—	$—

Semi-Annual Report  119

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Concentrated Portfolio		Lazard U.S. Strategic Equity Portfolio
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$123,190	$204,617	$458,107	$954,276
Net realized gain (loss) on investments	(22,364)	364,274	3,992,515	5,688,163
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	1,515,802	(1,023,366)	(594,639)	(4,935,431)
Net increase (decrease) in net assets resulting from operations	1,616,628	(454,475)	3,855,983	1,707,008

Distributions to shareholders
From net investment income
Institutional Shares	—	(198,163)	—	(576,867)
Open Shares	—	(4,595)	—	(58,180)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(202,758)	—	(635,047)

Capital stock transactions
Net proceeds from sales
Institutional Shares	39,174,363	1,193,666	11,245,479	6,937,102
Open Shares	4,021	89,277	1,213,135	4,340,833
Net proceeds from reinvestment of distributions
Institutional Shares	—	185,473	—	567,917
Open Shares	—	4,156	—	52,247
Cost of shares redeemed
Institutional Shares	(2,711,338)	(2,693,580)	(5,982,526)	(15,409,162)
Open Shares	(60,893)	(62,855)	(1,480,556)	(6,074,788)
Net increase (decrease) in net assets from capital stock transactions	36,406,153	(1,283,863)	4,995,532	(9,585,851)

Redemption fees (Note 2(l))
Institutional Shares	1,498	792	433	3
Open Shares	—	27	—	—
Net increase in net assets from redemption fees	1,498	819	433	3
Total increase (decrease) in net assets	38,024,279	(1,940,277)	8,851,948	(8,513,887)
Net assets at beginning of period	11,419,975	13,360,252	72,717,049	81,230,936
Net assets at end of period*	$49,444,254	$11,419,975	$81,568,997	$72,717,049
* Includes undistributed (distributions in excess of) net investment income of	$108,060	$(15,130)	$1,412,381	$954,274

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,201,733	1,367,217	7,111,530	7,940,671
Shares sold	4,055,380	125,073	1,152,165	747,369
Shares issued to shareholders from reinvestment of distributions	—	20,226	—	68,341
Shares redeemed	(277,163)	(310,783)	(624,577)	(1,644,851)
Net increase (decrease)	3,778,217	(165,484)	527,588	(829,141)
Shares outstanding at end of period	4,979,950	1,201,733	7,639,118	7,111,530

Open Shares
Shares outstanding at beginning of period	33,507	30,610	937,896	1,117,356
Shares sold	397	9,117	127,753	493,469
Shares issued to shareholders from reinvestment of distributions	—	450	—	6,273
Shares redeemed	(6,004)	(6,670)	(155,298)	(679,202)
Net increase (decrease)	(5,607)	2,897	(27,545)	(179,460)
Shares outstanding at end of period	27,900	33,507	910,351	937,896

The accompanying notes are an integral part of these financial statements.

120  Semi-Annual Report

Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

$159,973	$496,207	$192,270	$99,519	$2,193,119	$5,612,784
8,652,809	20,582,485	7,698,112	15,518,519	2,244,982	(4,444,075)

(1,605,368)	(29,275,062)	3,761,027	(35,330,896)	2,296,664	(10,010,289)

7,207,414	(8,196,370)	11,651,409	(19,712,858)	6,734,765	(8,841,580)

—	(289,121)	—	—	(1,321,941)	(2,943,345)
—	(10,886)	—	—	(107,613)	(44,386)

—	—	—	(16,582,657)	—	(2,415,101)
—	—	—	(2,011,539)	—	(194,462)
—	(300,007)	—	(18,594,196)	(1,429,554)	(5,597,294)

9,667,700	36,120,152	49,444,703	61,357,231	21,671,126	213,298,092
5,377,319	16,367,559	1,832,419	11,124,812	3,104,678	10,292,625

—	217,196	—	16,247,181	1,164,999	5,050,814
—	10,017	—	1,937,041	106,084	234,195

(53,434,564)	(66,277,487)	(37,299,150)	(115,744,067)	(17,229,024)	(215,684,733)
(15,160,649)	(30,331,603)	(4,947,107)	(10,055,892)	(1,031,340)	(1,762,415)

(53,550,194)	(43,894,166)	9,030,865	(35,133,694)	7,786,523	11,428,578

13	1,396	4	662	620	10,079
89	861	79	701	193	237
102	2,257	83	1,363	813	10,316
(46,342,678)	(52,388,286)	20,682,357	(73,439,385)	13,092,547	(2,999,980)
143,787,818	196,176,104	187,081,534	260,520,919	112,798,276	115,798,256
$97,445,140	$143,787,818	$207,763,891	$187,081,534	$125,890,823	$112,798,276

$214,642	$54,669	$396,653	$204,383	$1,010,677	$247,112

7,726,268	10,039,112	14,128,698	16,413,981	10,683,008	11,214,996
756,897	2,844,927	3,836,711	4,644,003	2,158,286	20,313,345
—	18,360	—	1,387,462	115,713	504,434
(4,145,542)	(5,176,131)	(2,996,552)	(8,316,748)	(1,712,747)	(21,349,767)
(3,388,645)	(2,312,844)	840,159	(2,285,283)	561,252	(531,988)
4,337,623	7,726,268	14,968,857	14,128,698	11,244,260	10,683,008

4,439,926	5,586,393	1,739,728	1,516,112	854,515	11,448
432,218	1,319,630	146,002	781,245	310,173	998,492
—	858	—	169,767	10,538	23,929
(1,195,587)	(2,466,955)	(404,354)	(727,396)	(102,986)	(179,354)
(763,369)	(1,146,467)	(258,352)	223,616	217,725	843,067
3,676,557	4,439,926	1,481,376	1,739,728	1,072,240	854,515

Semi-Annual Report  121

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,737,565	$2,318,637	$92,926	$105,122
Net realized gain (loss) on investments and foreign currency	4,333,012	11,733,922	131,287	432,033
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,630,301	(21,019,680)	195,799	(981,115)

Net increase (decrease) in net assets resulting from operations	7,700,878	(6,967,121)	420,012	(443,960)

Distributions to shareholders
From net investment income
Institutional Shares	—	(2,126,498)	—	(107,555)
Open Shares	—	(635,263)	—	(74,627)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	—	(2,761,761)	—	(182,182)

Capital stock transactions
Net proceeds from sales
Institutional Shares	17,481,532	12,560,444	119,558	2,016,281
Open Shares	4,887,480	9,794,122	155,327	506,572
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,828,974	—	68,756
Open Shares	—	500,209	—	71,302
Cost of shares redeemed
Institutional Shares	(22,172,342)	(48,236,742)	(1,149,029)	(842,321)
Open Shares	(4,830,556)	(17,295,953)	(245,707)	(882,749)

Net increase (decrease) in net assets from capital stock transactions	(4,633,886)	(40,848,946)	(1,119,851)	937,841

Redemption fees (Note 2(l))
Institutional Shares	1,770	2,419	335	434
Open Shares	53	505	48	—

Net increase in net assets from redemption fees	1,823	2,924	383	434

Total increase (decrease) in net assets	3,068,815	(50,574,904)	(699,456)	312,133
Net assets at beginning of period	105,579,365	156,154,269	6,982,252	6,670,119

Net assets at end of period*	$108,648,180	$105,579,365	$6,282,796	$6,982,252

* Includes undistributed (distributions in excess of) net investment income of	$3,967,364	$2,229,799	$159,412	$66,486

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	6,956,141	9,233,358	629,470	452,165

Shares sold	1,284,763	997,694	15,535	272,980
Shares issued to shareholders from reinvestment of distributions	—	141,891	—	9,279
Shares redeemed	(1,614,295)	(3,416,802)	(151,365)	(104,954)

Net increase (decrease)	(329,532)	(2,277,217)	(135,830)	177,305

Shares outstanding at end of period	6,626,609	6,956,141	493,640	629,470

Open Shares
Shares outstanding at beginning of period	1,485,123	2,060,873	341,991	381,274

Shares sold	353,216	724,217	19,250	62,633
Shares issued to shareholders from reinvestment of distributions	—	38,448	—	9,583
Shares redeemed	(353,645)	(1,338,415)	(32,195)	(111,499)

Net increase (decrease)	(429)	(575,750)	(12,945)	(39,283)

Shares outstanding at end of period	1,484,694	1,485,123	329,046	341,991

The accompanying notes are an integral part of these financial statements.

122  Semi-Annual Report

Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio

Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

$8,457,862	$6,554,430	$596,545	$1,014,484	$207,349,606	$394,340,222
(2,283,093)	9,841,271	530,962	1,709,635	420,017,660	1,028,913,203

42,655,689	(61,915,373)	3,519,498	(12,142,804)	498,870,902	(4,571,764,271)

48,830,458	(45,519,672)	4,647,005	(9,418,685)	1,126,238,168	(3,148,510,846)

—	(5,917,381)	—	(782,430)	—	(393,452,725)
—	(521,056)	—	(325,694)	—	(76,508,524)

—	—	—	—	—	(299,768,775)
—	—	—	—	—	(72,975,928)

—	(6,438,437)	—	(1,108,124)	—	(842,705,952)

173,893,364	133,146,494	1,151,782	2,712,178	1,486,439,335	2,535,357,071
127,726,173	41,859,596	1,539,280	2,913,697	248,919,169	604,504,647

—	4,887,709	—	314,338	32,733	562,336,863
—	516,732	—	310,678	—	136,437,018

(23,822,159)	(13,586,712)	(1,996,819)	(4,218,322)	(1,190,727,363)	(3,596,569,693)
(10,677,840)	(18,325,098)	(4,092,538)	(7,000,181)	(584,736,858)	(1,365,191,505)

267,119,538	148,498,721	(3,398,295)	(4,967,612)	(40,072,984)	(1,123,125,599)

757	194	—	31	50,450	176,642
539	870	4	273	14,303	75,956

1,296	1,064	4	304	64,753	252,598

315,951,292	96,541,676	1,248,714	(15,494,117)	1,086,229,937	(5,114,089,799)
498,690,867	402,149,191	56,623,510	72,117,627	13,634,202,125	18,748,291,924

$814,642,159	$498,690,867	$57,872,224	$56,623,510	$14,720,432,062	$13,634,202,125

$9,809,961	$1,352,099	$1,424,905	$828,360	$180,663,598	$(26,686,008)

46,042,276	33,503,311	5,682,315	5,804,978	648,784,125	668,512,736

17,427,723	13,344,912	150,993	372,258	80,020,580	126,686,682

—	517,072	—	43,719	1,967	33,468,597
(2,347,488)	(1,323,019)	(266,982)	(538,640)	(63,481,265)	(179,883,890)

15,080,235	12,538,965	(115,989)	(122,663)	16,541,282	(19,728,611)

61,122,511	46,042,276	5,566,326	5,682,315	665,325,407	648,784,125

6,637,650	4,312,256	2,586,982	3,070,770	158,774,554	188,734,763

12,876,276	4,052,901	216,430	370,715	12,969,710	29,261,660

—	54,762	—	43,090	—	7,994,866
(1,044,124)	(1,782,269)	(557,036)	(897,593)	(31,150,978)	(67,216,735)

11,832,152	2,325,394	(340,606)	(483,788)	(18,181,268)	(29,960,209)

18,469,802	6,637,650	2,246,376	2,586,982	140,593,286	158,774,554

Semi-Annual Report  123

	Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,221,959	$768,811	$1,221,990	$1,302,934
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(11,800,159)	218,300	(2,602,684)	(5,213,592)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	13,667,186	(75,233,479)	7,933,947	(20,917,779)

Net increase (decrease) in net assets resulting from operations	4,088,986	(74,246,368)	6,553,253	(24,828,437)

Distributions to shareholders
From net investment income
Institutional Shares	—	—	—	(696,096)
Open Shares	—	—	—	(103,924)
From net realized gains
Institutional Shares	—	(7,111,703)	—	(434,860)
Open Shares	—	(2,840,044)	—	(76,627)

Net decrease in net assets resulting from distributions	—	(9,951,747)	—	(1,311,507)

Capital stock transactions
Net proceeds from sales
Institutional Shares	130,230,064	217,433,902	50,661,451	94,705,788
Open Shares	44,017,247	82,229,202	9,353,944	21,900,003
Net proceeds from reinvestment of distributions
Institutional Shares	—	6,399,337	—	1,011,504
Open Shares	—	2,738,730	—	154,425
Cost of shares redeemed
Institutional Shares	(36,440,511)	(78,772,507)	(13,690,610)	(43,724,613)
Open Shares	(31,735,606)	(96,382,546)	(3,043,951)	(4,197,007)

Net increase in net assets from capital stock transactions	106,071,194	133,646,118	43,280,834	69,850,100

Redemption fees (Note 2(l))
Institutional Shares	2,249	10,653	701	2,295
Open Shares	8,501	15,749	421	2,633

Net increase in net assets from redemption fees	10,750	26,402	1,122	4,928

Total increase in net assets	110,170,930	49,474,405	49,835,209	43,715,084
Net assets at beginning of period	223,856,431	174,382,026	107,662,039	63,946,955

Net assets at end of period*	$334,027,361	$223,856,431	$157,497,248	$107,662,039

* Includes undistributed (distributions in excess of)
net investment income of	$2,146,505	$(75,454)	$1,243,078	$21,088

(a) Portfolio commenced operations on March 31, 2011.
(b) Portfolio commenced operations on February 28, 2011.
(c) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	15,019,710	4,815,473	8,706,504	4,402,117

Shares sold	10,660,513	15,748,244	4,660,929	8,327,731
Shares issued to shareholders from reinvestment of distributions	—	585,174	—	99,892
Shares redeemed	(3,052,432)	(6,129,181)	(1,229,824)	(4,123,236)

Net increase	7,608,081	10,204,237	3,431,105	4,304,387

Shares outstanding at end of period	22,627,791	15,019,710	12,137,609	8,706,504

Open Shares
Shares outstanding at beginning of period	5,935,969	6,698,626	2,312,343	733,742

Shares sold	3,579,804	5,937,465	850,831	1,948,997
Shares issued to shareholders from reinvestment of distributions	—	250,052	—	15,256
Shares redeemed	(2,672,465)	(6,950,174)	(284,059)	(385,652)

Net increase (decrease)	907,339	(762,657)	566,772	1,578,601

Shares outstanding at end of period	6,843,308	5,935,969	2,879,115	2,312,343

(d) The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

124  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio		Lazard Emerging Markets Debt Portfolio		Lazard U.S. Realty Income Portfolio

Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (a)	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (b)	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (c)

$501,039	$423,369	$3,934,857	$1,547,264	$1,360,150	$692,682

(1,191,611)	(1,559,379)	2,513,241	(163,912)	1,241,487	(322,300)

3,845,485	(4,433,010)	4,279,303	(841,177)	2,310,000	(702,514)

3,154,913	(5,569,020)	10,727,401	542,175	4,911,637	(332,132)

—	(334,780)	(3,923,044)	(2,116,437)	(972,551)	(246,537)
—	(695)	(12,424)	(4,138)	(393,802)	(330,886)

—	—	—	(60,732)	—	(165,398)
—	—	—	(73)	—	(1,148,069)

—	(335,475)	(3,935,468)	(2,181,380)	(1,366,353)	(1,890,890)

9,716,998	69,298,619	95,211,124	112,425,717	17,164,104	18,654,084
614,674	311,534	692,966	127,708	12,947,912	3,511,632

—	216,928	3,722,958	2,052,208	956,960	405,885
—	600	11,279	4,211	352,740	1,041,199

(2,308,563)	(7,101,793)	(16,202,379)	(6,029,330)	(2,282,962)	(3,045)
(219,412)	(32,386)	(184,963)	—	(2,380,340)	(11,361,563)

7,803,697	62,693,502	83,250,985	108,580,514	26,758,414	12,248,192

8	144	503	—	3	—
—	9	146	—	1,062	1,188

8	153	649	—	1,065	1,188

10,958,618	56,789,160	90,043,567	106,941,309	30,304,763	10,026,358
56,789,160	—	106,941,309	—	25,856,174	15,829,816

$67,747,778	$56,789,160	$196,984,876	$106,941,309	$56,160,937	$25,856,174

$169,306	$(331,733)	$(677,710)	$(677,099)	$(6,203)	$—

6,594,816	—	10,949,189	—	2,660,028	— (d)

1,051,865	7,349,497	9,449,607	11,336,962	2,141,507	2,605,512
—	25,461	363,261	207,193	118,003	54,927
(246,134)	(780,142)	(1,615,740)	(594,966)	(280,835)	(411)

805,731	6,594,816	8,197,128	10,949,189	1,978,675	2,660,028

7,400,547	6,594,816	19,146,317	10,949,189	4,638,703	2,660,028

30,517	—	13,123	—	805,878	1,395,477

66,044	33,957	67,559	12,706	1,609,781	437,397
—	70	1,097	417	43,543	138,495
(24,950)	(3,510)	(18,154)	—	(295,317)	(1,165,491)

41,094	30,517	50,502	13,123	1,358,007	(589,599)

71,611	30,517	63,625	13,123	2,163,885	805,878

Semi-Annual Report  125

	Lazard U.S. Realty Equity Portfolio		Lazard International Realty Equity Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (a)	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income	$204,823	$29,627	$42,914	$8,105
Net realized gain (loss) on investments, foreign currency and forward currency contracts	671,081	233,648	61,478	(63,550)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and foreign currency contracts	1,084,561	(661,411)	420,619	(404,282)

Net increase (decrease) in net assets resulting from operations	1,960,465	(398,136)	525,011	(459,727)

Distributions to shareholders
From net investment income
Institutional Shares	—	(10,686)	—	(34,441)
Open Shares	—	(4,322)	—	(38,933)
From net realized gains
Institutional Shares	—	(319,969)	—	(15,206)
Open Shares	—	(270,611)	—	(11,959)

Net decrease in net assets resulting from distributions	—	(605,588)	—	(100,539)

Capital stock transactions
Net proceeds from sales
Institutional Shares	72,469	1,305,500	15,908	2,000,000
Open Shares	38,572,063	263,978	1,038,722	71,663
Net proceeds from reinvestment of distributions
Institutional Shares	—	330,655	—	49,648
Open Shares	—	272,510	—	44,345
Cost of shares redeemed
Institutional Shares	(69)	—	(75)	—
Open Shares	(4,819,491)	(3,359,846)	(190,708)	(740,648)

Net increase (decrease) in net assets from capital stock transactions	33,824,972	(1,187,203)	863,847	1,425,008

Redemption fees (Note 2(l))
Institutional Shares	1	—	1	—
Open Shares	14,657	1,457	49	—

Net increase in net assets from redemption fees	14,658	1,457	50	—

Total increase (decrease) in net assets	35,800,095	(2,189,470)	1,388,908	864,742
Net assets at beginning of period	2,662,570	4,852,040	2,581,119	1,716,377

Net assets at end of period*	$38,462,665	$2,662,570	$3,970,027	$2,581,119

* Includes undistributed (distributions in excess of) net investment income of	$204,823	$—	$16,003	$(26,911)

(a) For the period June 1, 2011 to December 31, 2011. The Portfolio has changed its fiscal year end to December 31.
(b) Portfolio commenced operations on February 28, 2011.
(c) Portfolio commenced operations on March 30, 2012.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	102,426	— (d)	157,229	— (d)

Shares sold	4,606	80,121	1,141	153,406
Shares issued to shareholders from reinvestment of distributions	—	22,305	—	3,823
Shares redeemed	(4)	—	(5)	—

Net increase	4,602	102,426	1,136	157,229

Shares outstanding at end of period	107,028	102,426	158,365	157,229

Open Shares
Shares outstanding at beginning of period	76,246	248,909	54,805	101,112

Shares sold	2,356,568	15,910	73,450	4,906
Shares issued to shareholders from reinvestment of distributions	—	18,351	—	3,382
Shares redeemed	(294,484)	(206,924)	(13,562)	(54,595)

Net increase (decrease)	2,062,084	(172,663)	59,888	(46,307)

Shares outstanding at end of period	2,138,330	76,246	114,693	54,805

(d) The inception date for Institutional Shares was September 26, 2011.

The accompanying notes are an integral part of these financial statements.

126  Semi-Annual Report

Lazard U.S. High Yield Portfolio		Lazard U.S. Municipal Portfolio		Lazard Global Fixed Income Portfolio

Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011 (b)	Period Ended June 30, 2012 (unaudited) (c)

$6,033,430	$10,726,159	$115,188	$174,858	$17,925

(771,196)	2,052,076	53,618	(34,936)	23,982

4,317,435	(5,269,974)	53,147	330,476	(40,828)

9,579,669	7,508,261	221,953	470,398	1,079

(5,866,533)	(9,400,123)	(114,719)	(173,726)	(17,888)
(166,897)	(1,330,150)	(469)	(1,432)	(103)

—	—	—	(48,209)	—
—	—	—	(429)	—

(6,033,430)	(10,730,273)	(115,188)	(223,796)	(17,991)

36,253,817	57,646,994	8,886,099	11,938,179	6,895,754
2,228,183	14,541,009	—	99,000	36,137

5,013,845	7,284,236	98,288	209,652	17,218
139,006	1,235,788	469	1,860	100

(19,395,415)	(23,312,985)	(750,557)	(798,710)	(3,032,754)
(9,877,237)	(29,989,819)	(100,000)	—	(9,970)

14,362,199	27,405,223	8,134,299	11,449,981	3,906,485

19	3,520	5	3	—
320	445	—	—	—

339	3,965	5	3	—

17,908,777	24,187,176	8,241,069	11,696,586	3,889,573
162,880,365	138,693,189	11,696,586	—	—

$180,789,142	$162,880,365	$19,937,655	$11,696,586	$3,889,573

$(128,289)	$(128,289)	$(300)	$(300)	$(66)

31,644,633	23,045,185	1,132,905	—	—

7,476,968	11,937,663	866,001	1,190,953	690,382
1,025,340	1,505,072	9,559	20,653	1,731
(4,007,384)	(4,843,287)	(73,382)	(78,701)	(304,140)

4,494,924	8,599,448	802,178	1,132,905	387,973

36,139,557	31,644,633	1,935,083	1,132,905	387,973

2,416,907	5,357,420	10,083	—	—

459,465	2,973,657	—	9,900	3,622
28,277	251,073	46	183	10
(2,037,934)	(6,165,243)	(9,728)	—	(1,000)

(1,550,192)	(2,940,513)	(9,682)	10,083	2,632

866,715	2,416,907	401	10,083	2,632

Semi-Annual Report  127

	Lazard Capital Allocator Opportunistic Strategies Portfolio

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,177,094	$3,161,113
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(16,282)	28,152,296
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	8,364,189	(37,418,891)

Net increase (decrease) in net assets resulting from operations	9,525,001	(6,105,482)

Distributions to shareholders
From net investment income
Institutional Shares	—	(3,523,669)
Open Shares	—	(59,701)
From net realized gains
Institutional Shares	—	(6,713,946)
Open Shares	—	(154,961)

Net decrease in net assets resulting from distributions	—	(10,452,277)

Capital stock transactions
Net proceeds from sales
Institutional Shares	32,917,913	113,697,161
Open Shares	241,368	3,431,907
Net proceeds from reinvestment of distributions
Institutional Shares	—	4,208,402
Open Shares	—	200,236
Cost of shares redeemed
Institutional Shares	(42,545,211)	(82,327,061)
Open Shares	(2,533,450)	(4,278,584)

Net increase (decrease) in net assets from capital stock transactions	(11,919,380)	34,932,061

Redemption fees (Note 2(l))
Institutional Shares	7,302	2,220
Open Shares	—	395

Net increase in net assets from redemption fees	7,302	2,615

Total increase (decrease) in net assets	(2,387,077)	18,376,917
Net assets at beginning of period	264,942,720	246,565,803

Net assets at end of period*	$262,555,643	$264,942,720

* Includes distributions in excess of net investment income of	$(1,036,410)	$(2,213,504)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	27,954,774	24,035,924

Shares sold	3,364,116	11,657,534
Shares issued to shareholders from reinvestment of distributions	—	457,708
Shares redeemed	(4,408,522)	(8,196,392)

Net increase (decrease)	(1,044,406)	3,918,850

Shares outstanding at end of period	26,910,368	27,954,774

Open Shares
Shares outstanding at beginning of period	660,085	718,711

Shares sold	24,420	341,942
Shares issued to shareholders from reinvestment of distributions	—	21,789
Shares redeemed	(259,993)	(422,357)

Net decrease	(235,573)	(58,626)

Shares outstanding at end of period	424,512	660,085

The accompanying notes are an integral part of these financial statements.

128  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$9.24	$9.56	$8.62	$7.00	$11.25	$11.73
Income (loss) from investment operations:
Net investment income (a)	0.06	0.15	0.10	0.12	0.18	0.17
Net realized and unrealized gain (loss)	0.57	(0.30)	0.93	1.62	(4.26)	0.05

Total from investment operations	0.63	(0.15)	1.03	1.74	(4.08)	0.22
Less distributions from:
Net investment income	—	(0.17)	(0.09)	(0.12)	(0.17)	(0.15)
Net realized gains	—	—	—	—	—	(0.55)

Total distributions	—	(0.17)	(0.09)	(0.12)	(0.17)	(0.70)

Redemption fees	— (c)	— (c)	— (c)	—	—	— (c)

Net asset value, end of period	$9.87	$9.24	$9.56	$8.62	$7.00	$11.25

Total Return (b)	6.70%	–1.47%	12.00%	24.81%	–36.18%	1.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,168	$11,108	$13,066	$8,464	$6,554	$8,488
Ratios to average net assets:
Net expenses (d)	0.83%	0.75%	0.97%	1.00%	1.00%	1.00%
Gross expenses (d)	1.81%	2.27%	2.76%	3.44%	3.21%	3.56%
Net investment income (d)	1.25%	1.59%	1.19%	1.60%	1.90%	1.40%
Portfolio turnover rate	173%	53%	53%	62%	97%	83%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$9.30	$9.61	$8.67	$7.04	$11.31	$11.77
Income (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.08	0.09	0.15	0.13
Net realized and unrealized gain (loss)	0.56	(0.29)	0.93	1.64	(4.28)	0.06

Total from investment operations	0.62	(0.17)	1.01	1.73	(4.13)	0.19
Less distributions from:
Net investment income	—	(0.14)	(0.07)	(0.10)	(0.14)	(0.11)
Net realized gains	—	—	—	—	—	(0.55)

Total distributions	—	(0.14)	(0.07)	(0.10)	(0.14)	(0.66)

Redemption fees	—	— (c)	—	— (c)	—	0.01

Net asset value, end of period	$9.92	$9.30	$9.61	$8.67	$7.04	$11.31

Total Return (b)	6.67%	–1.77%	11.62%	24.49%	–36.43%	1.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$277	$312	$294	$300	$134	$341
Ratios to average net assets:
Net expenses (d)	1.08%	1.05%	1.27%	1.30%	1.30%	1.30%
Gross expenses (d)	6.39%	6.49%	7.28%	5.52%	12.10%	9.40%
Net investment income (d)	1.20%	1.30%	0.88%	1.15%	1.56%	1.02%
Portfolio turnover rate	173%	53%	53%	62%	97%	83%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  129

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$9.03	$8.97	$8.02	$6.26	$10.03	$11.81
Income (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.07	0.08	0.12	0.11
Net realized and unrealized gain (loss)	0.45	0.02	0.97	1.68	(3.65)	(0.04)

Total from investment operations	0.51	0.14	1.04	1.76	(3.53)	0.07
Less distributions from:
Net investment income	—	(0.08)	(0.09)	—	(0.12)	(0.12)
Net realized gains	—	—	—	—	(0.12)	(1.73)

Total distributions	—	(0.08)	(0.09)	—	(0.24)	(1.85)

Redemption fees	— (c)	— (c)	— (c)	—	—	—

Net asset value, end of period	$9.54	$9.03	$8.97	$8.02	$6.26	$10.03

Total Return (b)	5.65%	1.65%	13.13%	28.12%	–35.43%	0.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,889	$64,239	$71,207	$66,153	$54,749	$88,242
Ratios to average net assets:
Net expenses (d)	0.75%	0.75%	1.01%	1.05%	1.05%	0.98%
Gross expenses (d)	0.98%	1.00%	1.06%	1.09%	1.06%	0.98%
Net investment income (d)	1.20%	1.29%	0.88%	1.26%	1.45%	0.86%
Portfolio turnover rate	33%	48%	49%	76%	82%	58%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$9.04	$8.97	$8.02	$6.28	$10.05	$11.83
Income (loss) from investment operations:
Net investment income (a)	0.04	0.09	0.05	0.07	0.10	0.06
Net realized and unrealized gain (loss)	0.45	0.03	0.97	1.67	(3.65)	(0.03)

Total from investment operations	0.49	0.12	1.02	1.74	(3.55)	0.03
Less distributions from:
Net investment income	—	(0.05)	(0.07)	—	(0.10)	(0.08)
Net realized gains	—	—	—	—	(0.12)	(1.73)

Total distributions	—	(0.05)	(0.07)	—	(0.22)	(1.81)

Redemption fees	—	—	— (c)	—	—	— (c)

Net asset value, end of period	$9.53	$9.04	$8.97	$8.02	$6.28	$10.05

Total Return (b)	5.42%	1.42%	12.79%	27.71%	–35.63%	–0.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,680	$8,478	$10,024	$8,945	$7,218	$11,558
Ratios to average net assets:
Net expense (d)	1.05%	1.05%	1.31%	1.35%	1.35%	1.35%
Gross expenses (d)	1.36%	1.36%	1.44%	1.39%	1.51%	1.40%
Net investment income (d)	0.90%	0.99%	0.59%	0.96%	1.15%	0.50%
Portfolio turnover rate	33%	48%	49%	76%	82%	58%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

130  Semi-Annual Report

LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$11.87	$12.61	$10.31	$7.50	$12.46	$14.41
Income (loss) from investment operations:
Net investment income (a)	0.02	0.05	0.10	0.08	0.15	0.12
Net realized and unrealized gain (loss)	0.35	(0.75)	2.31	2.81	(4.93)	(0.51)

Total from investment operations	0.37	(0.70)	2.41	2.89	(4.78)	(0.39)
Less distributions from:
Net investment income	—	(0.04)	(0.11)	(0.08)	(0.18)	(0.11)
Net realized gains	—	—	—	—	—	(1.45)

Total distributions	—	(0.04)	(0.11)	(0.08)	(0.18)	(1.56)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$12.24	$11.87	$12.61	$10.31	$7.50	$12.46

Total Return (b)	3.12%	–5.58%	23.43%	38.49%	–38.33%	–2.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,079	$91,470	$126,626	$143,267	$103,650	$277,953
Ratios to average net assets:
Net expenses (d)	0.95%	0.93%	0.91%	0.91%	0.89%	0.87%
Gross expenses (d)	0.95%	0.93%	0.91%	0.91%	0.89%	0.87%
Net investment income (d)	0.33%	0.37%	0.90%	0.90%	1.41%	0.81%
Portfolio turnover rate	61%	83%	75%	77%	81%	100%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$11.72	$12.45	$10.18	$7.40	$12.29	$14.23
Income (loss) from investment operations:
Net investment income (a)	0.01	0.01	0.07	0.05	0.13	0.09
Net realized and unrealized gain (loss)	0.34	(0.74)	2.28	2.78	(4.87)	(0.51)

Total from investment operations	0.35	(0.73)	2.35	2.83	(4.74)	(0.42)
Less distributions from:
Net investment income	—	— (c)	(0.08)	(0.05)	(0.15)	(0.07)
Net realized gains	—	—	—	—	—	(1.45)

Total distributions	—	—	(0.08)	(0.05)	(0.15)	(1.52)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$12.07	$11.72	$12.45	$10.18	$7.40	$12.29

Total Return (b)	2.99%	–5.84%	23.09%	38.26%	–38.53%	–3.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,366	$52,048	$69,551	$69,737	$64,372	$158,062
Ratios to average net assets:
Net expenses (d)	1.21%	1.19%	1.17%	1.17%	1.15%	1.13%
Gross expenses (d)	1.21%	1.19%	1.17%	1.17%	1.15%	1.13%
Net investment income (d)	0.13%	0.11%	0.66%	0.64%	1.17%	0.58%
Portfolio turnover rate	61%	83%	75%	77%	81%	100%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  131

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$11.82	$14.55	$11.80	$7.59	$11.58	$14.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.01	0.09	(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	0.83	(1.45)	2.70	4.22	(4.00)	(0.87)

Total from investment operations	0.84	(1.44)	2.79	4.21	(3.99)	(0.83)
Less distributions from:
Net investment income	—	—	(0.04)	—	—	(0.04)
Net realized gains	—	(1.29)	—	—	—	(1.99)

Total distributions	—	(1.29)	(0.04)	—	—	(2.03)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of period	$12.66	$11.82	$14.55	$11.80	$7.59	$11.58

Total Return (b)	7.11%	–9.83%	23.67%	55.47%	–34.46%	–6.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,520	$167,042	$238,901	$56,042	$36,934	$109,853
Ratios to average net assets:
Net expenses (d)	0.89%	0.90%	1.00%	1.22%	1.13%	0.93%
Gross expenses (d)	0.89%	0.90%	1.00%	1.23%	1.13%	0.93%
Net investment income (loss) (d)	0.20%	0.08%	0.68%	–0.12%	0.08%	0.24%
Portfolio turnover rate	55%	110%	114%	195%	138%	98%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$11.52	$14.26	$11.56	$7.46	$11.43	$14.27
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.03)	0.03	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.81	(1.42)	2.67	4.14	(3.94)	(0.84)

Total from investment operations	0.80	(1.45)	2.70	4.10	(3.97)	(0.85)
Less distributions from:
Net realized gains	—	(1.29)	—	—	—	(1.99)

Total distributions	—	(1.29)	—	—	—	(1.99)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$12.32	$11.52	$14.26	$11.56	$7.46	$11.43

Total Return (b)	6.94%	–10.09%	23.36%	54.96%	–34.73%	–6.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,244	$20,039	$21,620	$19,531	$10,500	$25,203
Ratios to average net assets:
Net expenses (d)	1.21%	1.21%	1.34%	1.51%	1.49%	1.25%
Gross expenses (d)	1.21%	1.21%	1.34%	1.52%	1.49%	1.25%
Net investment income (loss) (d)	–0.15%	–0.23%	0.21%	–0.40%	–0.26%	–0.07%
Portfolio turnover rate	55%	110%	114%	195%	138%	98%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

132  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†			Period ended 12/31/09*
		Year Ended
		12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$9.78	$10.31	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.33	0.30		— (c)
Net realized and unrealized gain (loss)	0.38	(0.48)	0.34		—

Total from investment operations	0.56	(0.15)	0.64		— (c)
Less distributions from:
Net investment income	(0.12)	(0.15)	(0.23)		—
Net realized gains	—	(0.23)	(0.10)		—

Total distributions	(0.12)	(0.38)	(0.33)		—

Redemption fees	— (c)	— (c)	— (c)		—

Net asset value, end of period	$10.22	$9.78	$10.31		$10.00

Total Return (b)	5.75%	–1.55%	6.63%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,926	$104,439	$115,680		$74
Ratios to average net assets:
Net expenses (d)	1.15%	1.09%	1.30%		1.30%
Gross expenses (d)	1.15%	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss) (d)	3.72%	3.15%	3.01%		–1.30%
Portfolio turnover rate	10%	135%	46%		0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†			Period ended 12/31/09*
		Year Ended
		12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$9.78	$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.28	0.24		— (c)
Net realized and unrealized gain (loss)	0.38	(0.49)	0.38		—

Total from investment operations	0.55	(0.21)	0.62		— (c)
Less distributions from:
Net investment income	(0.10)	(0.12)	(0.18)		—
Net realized gains	—	(0.23)	(0.10)		—

Total distributions	(0.10)	(0.35)	(0.28)		—

Redemption fees	— (c)	— (c)	—		—

Net asset value, end of period	$10.23	$9.78	$10.34		$10.00

Total Return (b)	5.57%	–1.95%	6.28%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,965	$8,359	$118		$50
Ratios to average net assets:
Net expenses (d)	1.52%	1.60%	1.60%		1.60%
Gross expenses (d)	1.52%	1.67%	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	3.47%	2.81%	2.37%		–1.60%
Portfolio turnover rate	10%	135%	46%		0%

†	Unaudited.
*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  133

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$12.49	$13.81	$13.14	$10.50	$17.55	$16.31
Income (loss) from investment operations:
Net investment income (a)	0.22	0.27	0.21	0.26	0.36	0.36
Net realized and unrealized gain (loss)	0.67	(1.25)	0.82	2.38	(7.00)	1.42

Total from investment operations	0.89	(0.98)	1.03	2.64	(6.64)	1.78
Less distributions from:
Net investment income	—	(0.34)	(0.36)	— (c)	(0.41)	(0.54)

Total distributions	—	(0.34)	(0.36)	— (c)	(0.41)	(0.54)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$13.38	$12.49	$13.81	$13.14	$10.50	$17.55

Total Return (b)	7.13%	–7.17%	8.04%	25.19%	–37.75%	10.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,656	$86,880	$127,485	$139,070	$119,870	$335,323
Ratios to average net assets:
Net expenses (d)	1.02%	1.03%	0.98%	0.99%	0.93%	0.89%
Gross expenses (d)	1.02%	1.03%	0.98%	0.99%	0.93%	0.89%
Net investment income (d)	3.26%	1.99%	1.63%	2.33%	2.47%	2.08%
Portfolio turnover rate	28%	39%	53%	66%	44%	50%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$12.59	$13.91	$13.24	$10.60	$17.69	$16.40
Income (loss) from investment operations:
Net investment income (a)	0.20	0.24	0.16	0.22	0.31	0.32
Net realized and unrealized gain (loss)	0.68	(1.26)	0.83	2.42	(7.04)	1.41

Total from investment operations	0.88	(1.02)	0.99	2.64	(6.73)	1.73
Less distributions from:
Net investment income	—	(0.30)	(0.32)	—	(0.36)	(0.44)

Total distributions	—	(0.30)	(0.32)	—	(0.36)	(0.44)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of period	$13.47	$12.59	$13.91	$13.24	$10.60	$17.69

Total Return (b)	6.99%	–7.42%	7.65%	24.91%	–37.98%	10.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,993	$18,699	$28,670	$19,520	$14,829	$32,449
Ratios to average net assets:
Net expenses (d)	1.33%	1.33%	1.29%	1.27%	1.28%	1.19%
Gross expenses (d)	1.33%	1.33%	1.29%	1.27%	1.28%	1.19%
Net investment income (d)	2.95%	1.78%	1.25%	1.98%	2.16%	1.89%
Portfolio turnover rate	28%	39%	53%	66%	44%	50%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

134 Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$7.18	$7.99	$7.70	$6.39	$11.78	$13.07
Income (loss) from investment operations:
Net investment income (a)	0.11	0.13	0.14	0.17	0.30	0.22
Net realized and unrealized gain (loss)	0.34	(0.70)	0.49	1.16	(4.73)	0.97

Total from investment operations	0.45	(0.57)	0.63	1.33	(4.43)	1.19
Less distributions from:
Net investment income	—	(0.24)	(0.34)	(0.02)	(0.33)	(0.25)
Net realized gains	—	—	—	—	(0.63)	(2.23)

Total distributions	—	(0.24)	(0.34)	(0.02)	(0.96)	(2.48)

Redemption fees	— (c)	— (c)	—	— (c)	— (c)	— (c)

Net asset value, end of period	$7.63	$7.18	$7.99	$7.70	$6.39	$11.78

Total Return (b)	6.12%	–7.14%	8.49%	20.86%	–38.74%	9.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,768	$4,519	$3,614	$3,925	$3,860	$12,103
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	4.42%	4.66%	5.08%	3.46%	2.24%	1.67%
Net investment income (d)	2.91%	1.72%	1.80%	2.52%	3.06%	1.58%
Portfolio turnover rate	19%	55%	75%	67%	52%	50%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$7.20	$8.02	$7.72	$6.41	$11.81	$13.10
Income (loss) from investment operations:
Net investment income (a)	0.11	0.11	0.12	0.14	0.26	0.16
Net realized and unrealized gain (loss)	0.33	(0.72)	0.49	1.17	(4.73)	0.99

Total from investment operations	0.44	(0.61)	0.61	1.31	(4.47)	1.15
Less distributions from:
Net investment income	—	(0.21)	(0.31)	— (c)	(0.30)	(0.21)
Net realized gains	—	—	—	—	(0.63)	(2.23)

Total distributions	—	(0.21)	(0.31)	— (c)	(0.93)	(2.44)

Redemption fees	— (c)	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$7.64	$7.20	$8.02	$7.72	$6.41	$11.81

Total Return (b)	5.82%	–7.41%	8.29%	20.49%	–39.00%	8.92%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,515	$2,463	$3,056	$4,530	$5,853	$13,916
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	5.11%	5.12%	5.31%	3.62%	2.47%	1.95%
Net investment income (d)	2.74%	1.43%	1.56%	2.11%	2.67%	1.21%
Portfolio turnover rate	19%	55%	75%	67%	52%	50%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 135

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$9.46	$10.63	$9.41	$7.51	$12.92	$12.66
Income (loss) from investment operations:
Net investment income (a)	0.14	0.16	0.13	0.20	0.26	0.23
Net realized and unrealized gain (loss)	0.62	(1.19)	1.22	1.88	(5.43)	1.36

Total from investment operations	0.76	(1.03)	1.35	2.08	(5.17)	1.59
Less distributions from:
Net investment income	—	(0.14)	(0.13)	(0.18)	(0.22)	(0.25)
Net realized gains	—	—	—	—	(0.02)	(1.08)

Total distributions	—	(0.14)	(0.13)	(0.18)	(0.24)	(1.33)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.22	$9.46	$10.63	$9.41	$7.51	$12.92

Total Return (b)	8.03%	–9.70%	14.43%	27.76%	–39.98%	12.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$624,628	$435,411	$356,098	$311,570	$245,604	$418,584
Ratios to average net assets:
Net expenses (d)	0.84%	0.88%	0.90%	0.91%	0.90%	0.88%
Gross expenses (d)	0.84%	0.88%	0.90%	0.91%	0.90%	0.88%
Net investment income (d)	2.83%	1.53%	1.30%	2.42%	2.48%	1.70%
Portfolio turnover rate	27%	53%	55%	129%	72%	84%

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$9.53	$10.68	$9.43	$7.51	$12.90	$12.64
Income (loss) from investment operations:
Net investment income (a)	0.13	0.13	0.09	0.16	0.23	0.17
Net realized and unrealized gain (loss)	0.63	(1.20)	1.24	1.90	(5.42)	1.37

Total from investment operations	0.76	(1.07)	1.33	2.06	(5.19)	1.54
Less distributions from:
Net investment income	—	(0.08)	(0.08)	(0.14)	(0.18)	(0.20)
Net realized gains	—	—	—	—	(0.02)	(1.08)

Total distributions	—	(0.08)	(0.08)	(0.14)	(0.20)	(1.28)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$10.29	$9.53	$10.68	$9.43	$7.51	$12.90

Total Return (b)	7.97%	–10.01%	14.09%	27.38%	–40.18%	12.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,014	$63,280	$46,051	$19,446	$13,627	$16,342
Ratios to average net assets:
Net expenses (d)	1.11%	1.16%	1.20%	1.21%	1.24%	1.28%
Gross expenses (d)	1.11%	1.16%	1.20%	1.21%	1.24%	1.28%
Net investment income (d)	2.67%	1.26%	0.89%	1.98%	2.23%	1.29%
Portfolio turnover rate	27%	53%	55%	129%	72%	84%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

136  Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$6.84	$8.12	$6.68	$4.80	$10.49	$17.80
Income (loss) from investment operations:
Net investment income (a)	0.08	0.13	0.10	0.08	0.15	0.27
Net realized and unrealized gain (loss)	0.49	(1.27)	1.45	1.80	(5.19)	(1.20)

Total from investment operations	0.57	(1.14)	1.55	1.88	(5.04)	(0.93)
Less distributions from:
Net investment income	—	(0.14)	(0.11)	—	(0.14)	(0.63)
Net realized gains	—	—	—	—	(0.51)	(5.75)

Total distributions	—	(0.14)	(0.11)	—	(0.65)	(6.38)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$7.41	$6.84	$8.12	$6.68	$4.80	$10.49

Total Return (b)	8.33%	–14.11%	23.55%	39.17%	–49.84%	–4.61%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,221	$38,879	$47,134	$40,243	$74,640	$129,725
Ratios to average net assets:
Net expenses (d)	1.13%	1.13%	1.13%	1.17%	0.98%	0.91%
Gross expenses (d)	1.18%	1.17%	1.21%	1.21%	0.98%	0.91%
Net investment income (d)	2.11%	1.65%	1.39%	1.55%	1.81%	1.48%
Portfolio turnover rate	28%	28%	41%	51%	61%	59%

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$6.86	$8.14	$6.70	$4.82	$10.51	$17.77
Income (loss) from investment operations:
Net investment income (a)	0.06	0.10	0.08	0.07	0.13	0.21
Net realized and unrealized gain (loss)	0.49	(1.26)	1.45	1.81	(5.20)	(1.17)

Total from investment operations	0.55	(1.16)	1.53	1.88	(5.07)	(0.96)
Less distributions from:
Net investment income	—	(0.12)	(0.09)	—	(0.11)	(0.55)
Net realized gains	—	—	—	—	(0.51)	(5.75)

Total distributions	—	(0.12)	(0.09)	—	(0.62)	(6.30)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$7.41	$6.86	$8.14	$6.70	$4.82	$10.51

Total Return (b)	8.02%	–14.36%	23.13%	39.00%	–50.02%	–4.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,652	$17,744	$24,984	$27,920	$30,052	$89,779
Ratios to average net assets:
Net expenses (d)	1.43%	1.43%	1.43%	1.43%	1.31%	1.20%
Gross expenses (d)	1.47%	1.46%	1.49%	1.48%	1.31%	1.20%
Net investment income (d)	1.73%	1.34%	1.09%	1.28%	1.56%	1.17%
Portfolio turnover rate	28%	28%	41%	51%	61%	59%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  137

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08		12/31/07

Institutional Shares
Net asset value, beginning of period	$16.80	$21.78	$18.01	$10.88	$23.88		$20.60
Income (loss) from investment operations:
Net investment income (a)	0.26	0.49	0.38	0.35	0.61		0.36
Net realized and unrealized gain (loss)	1.13	(4.36)	3.71	7.24	(11.78)		6.41

Total from investment operations	1.39	(3.87)	4.09	7.59	(11.17)		6.77
Less distributions from:
Net investment income	—	(0.63)	(0.32)	(0.46)	(0.49)		(0.29)
Net realized gains	—	(0.48)	—	—	(1.34)		(3.20)

Total distributions	—	(1.11)	(0.32)	(0.46)	(1.83)		(3.49)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	(c)	—	(c)

Net asset value, end of period	$18.19	$16.80	$21.78	$18.01	$10.88		$23.88

Total Return (b)	8.27%	–17.75%	22.81%	69.82%	–47.88%		33.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,105,478	$10,902,557	$14,561,085	$8,497,341	$3,295,983		$5,270,497
Ratios to average net assets:
Net expenses (d)	1.11%	1.12%	1.14%	1.15%	1.17%		1.20%
Gross expenses (d)	1.11%	1.12%	1.14%	1.15%	1.17%		1.20%
Net investment income (d)	2.82%	2.44%	1.96%	2.40%	3.16%		1.51%
Portfolio turnover rate	10%	23%	23%	49%	43%		53%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†
		Year Ended
		12/31/11	12/31/10	12/31/09	12/31/08		12/31/07

Open Shares
Net asset value, beginning of period	$17.20	$22.19	$18.28	$11.05	$24.17		$20.82
Income (loss) from investment operations:
Net investment income (a)	0.23	0.49	0.34	0.29	0.52		0.29
Net realized and unrealized gain (loss)	1.17	(4.50)	3.76	7.35	(11.87)		6.47

Total from investment operations	1.40	(4.01)	4.10	7.64	(11.35)		6.76
Less distributions from:
Net investment income	—	(0.50)	(0.19)	(0.41)	(0.43)		(0.22)
Net realized gains	—	(0.48)	—	—	(1.34)		(3.20)

Total distributions	—	(0.98)	(0.19)	(0.41)	(1.77)		(3.42)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	(c)	0.01

Net asset value, end of period	$18.60	$17.20	$22.19	$18.28	$11.05		$24.17

Total Return (b)	8.14%	–18.02%	22.43%	69.14%	–48.09%		32.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,614,954	$2,731,646	$4,187,207	$3,478,654	$1,135,042		$1,467,458
Ratios to average net assets:
Net expenses (d)	1.42%	1.42%	1.49%	1.55%	1.53	%(e)	1.47	%(e)
Gross expenses (d)	1.42%	1.42%	1.49%	1.55%	1.54%		1.48%
Net investment income (d)	2.46%	2.18%	1.73%	1.94%	2.72%		1.19%
Portfolio turnover rate	10%	23%	23%	49%	43%		53%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

138  Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†				For the Period 9/30/08* to 12/31/08
		Year Ended
		12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$10.68	$15.12	$13.18	$6.54	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.09	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	0.57	(4.00)	3.63	7.09	(3.46)

Total from investment operations	0.66	(3.94)	3.65	7.10	(3.45)
Less distributions from:
Net investment income	—	—	(0.09)	(0.04)	(0.01)
Net realized gains	—	(0.50)	(1.62)	(0.42)	—

Total distributions	—	(0.50)	(1.71)	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$11.34	$10.68	$15.12	$13.18	$6.54

Total Return (b)	6.18%	–26.15%	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,548	$160,441	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.18%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	1.18%	1.30%	1.67%	2.81%	11.98%
Net investment income (d)	1.50%	0.45%	0.15%	0.07%	0.34%
Portfolio turnover rate	40%	68%	112%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†				For the Period 9/30/08* to 12/31/08
		Year Ended
		12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$10.68	$15.16	$13.19	$6.55	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.01	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	0.57	(3.99)	3.65	7.13	(3.45)

Total from investment operations	0.64	(3.98)	3.60	7.05	(3.45)
Less distributions from:
Net investment income	—	—	(0.01)	— (c)	—
Net realized gains	—	(0.50)	(1.62)	(0.42)	—

Total distributions	—	(0.50)	(1.63)	(0.42)	—

Redemption fees	— (c)	— (c)	— (c)	0.01	—

Net asset value, end of period	$11.32	$10.68	$15.16	$13.19	$6.55

Total Return (b)	5.99%	–26.34%	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,480	$63,415	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.49%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.49%	1.62%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	1.18%	0.10%	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	40%	68%	112%	96%	72%

†	Unaudited.
*	Portfolio commenced operations on September 30, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  139

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended 12/31/11	For the Period 5/28/10* to 12/31/10

Institutional Shares
Net asset value, beginning of period	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.15	(0.01)
Net realized and unrealized gain (loss)	0.62	(2.70)	2.48

Total from investment operations	0.72	(2.55)	2.47
Less distributions from:
Net investment income	—	(0.08)	—
Net realized gains	—	(0.05)	(0.02)

Total distributions	—	(0.13)	(0.02)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$10.49	$9.77	$12.45

Total Return (b)	7.36%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,369	$85,091	$54,826
Ratios to average net assets:
Net expenses (d)	1.34%	1.35%	1.35%
Gross expenses (d)	1.34%	1.54%	6.24%
Net investment income (loss) (d)	1.84%	1.34%	–0.16%
Portfolio turnover rate	24%	62%	62%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	Year Ended 12/31/11	For the Period 5/28/10* to 12/31/10

Open Shares
Net asset value, beginning of period	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	(0.05)
Net realized and unrealized gain (loss)	0.62	(2.68)	2.50

Total from investment operations	0.70	(2.57)	2.45
Less distributions from:
Net investment income	—	(0.05)	—
Net realized gains	—	(0.05)	(0.02)

Total distributions	—	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$10.46	$9.76	$12.43

Total Return (b)	7.27%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,128	$22,571	$9,121
Ratios to average net assets:
Net expenses (d)	1.65%	1.65%	1.65%
Gross expenses (d)	1.70%	1.92%	6.06%
Net investment income (loss) (d)	1.53%	0.94%	–0.70%
Portfolio turnover rate	24%	62%	62%

†	Unaudited.
*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

140  Semi-Annual Report

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 3/31/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.07	0.09
Net realized and unrealized gain (loss)	0.43	(1.47)

Total from investment operations	0.50	(1.38)
Less distributions from:
Net investment income	—	(0.05)

Total distributions	—	(0.05)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$9.07	$8.57

Total Return (b)	5.83%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,098	$56,527
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	1.62%	2.23%
Net investment income (d)	1.56%	1.34%
Portfolio turnover rate	71%	98%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 3/31/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.07
Net realized and unrealized gain (loss)	0.42	(1.46)

Total from investment operations	0.48	(1.39)
Less distributions from:
Net investment income	—	(0.02)

Total distributions	—	(0.02)

Redemption fees	—	— (c)

Net asset value, end of period	$9.07	$8.59

Total Return (b)	5.34%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$649	$262
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%
Gross expenses (d)	4.01%	16.96%
Net investment income (d)	1.36%	1.00%
Portfolio turnover rate	71%	98%

†	Unaudited.
*	Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  141

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.24	0.34
Net realized and unrealized gain (loss)	0.49	(0.17)

Total from investment operations	0.73	0.17
Less distributions from:
Net investment income	(0.24)	(0.40)
Net realized gains	—	(0.01)

Total distributions	(0.24)	(0.41)

Redemption fees	— (c)	—

Net asset value, end of period	$10.25	$9.76

Total Return (b)	7.52%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$196,331	$106,813
Ratios to average net assets:
Net expenses (d)	1.00%	1.04%
Gross expenses (d)	1.00%	1.67%
Net investment income (d)	4.75%	4.14%
Portfolio turnover rate	75%	108%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.22	0.33
Net realized and unrealized gain (loss)	0.52	(0.20)

Total from investment operations	0.74	0.13
Less distributions from:
Net investment income	(0.23)	(0.35)
Net realized gains	—	(0.01)

Total distributions	(0.23)	(0.36)

Redemption fees	— (c)	—

Net asset value, end of period	$10.28	$9.77

Total Return (b)	7.45%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$654	$128
Ratios to average net assets:
Net expenses (d)	1.30%	1.39%
Gross expenses (d)	3.44%	16.28%
Net investment income (d)	4.43%	3.84%
Portfolio turnover rate	75%	108%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

142  Semi-Annual Report

LAZARD U.S. REALTY INCOME PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	9/26/11* to
stock outstanding throughout each period	6/30/12†	12/31/11

Institutional Shares
Net asset value, beginning of period	$7.46	$9.73
Income from investment operations:
Net investment income (a)	0.25	0.16
Net realized and unrealized gain	0.78	0.55

Total from investment operations	1.03	0.71
Less distributions from:
Net investment income	(0.23)	(0.24)
Net realized gains	—	(2.74)

Total distributions	(0.23)	(2.98)

Redemption fees	— (c)	—

Net asset value, end of period	$8.26	$7.46

Total Return (b)	13.84%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,312	$19,849
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%
Gross expenses (d)	1.23%	2.31%
Net investment income (d)	6.25%	8.26%
Portfolio turnover rate	19%	89%

	Six Months	For the Period			For the Period
Selected data for a share of capital	Ended	6/1/11 to	Year Ended		7/30/08** to
stock outstanding throughout each period	6/30/12†	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$7.45	$11.34	$10.78	$6.79	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.25	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	0.76	(1.21)	2.05	4.10	(3.26)

Total from investment operations	1.01	(0.77)	2.37	4.58	(2.85)
Less distributions from:
Net investment income	(0.21)	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	—	(2.74)	(1.17)	—	—

Total distributions	(0.21)	(3.12)	(1.81)	(0.59)	(0.36)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$8.25	$7.45	$11.34	$10.78	$6.79

Total Return (b)	13.69%	–4.82%	23.27%	69.50%	–27.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,849	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets:
Net expenses (d)	1.45%	1.47%	1.48%	1.48%	1.48%
Gross expenses (d)	1.53%	3.05%	2.42%	4.20%	19.67%
Net investment income (d)	6.36%	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	19%	89%	77%	116%	71%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on July 30, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  143

LAZARD U.S. REALTY EQUITY PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	9/26/11* to
stock outstanding throughout each period	6/30/12†	12/31/11

Institutional Shares
Net asset value, beginning of period	$14.89	$15.76
Income from investment operations:
Net investment income (a)	0.14	0.10
Net realized and unrealized gain	2.08	2.91

Total from investment operations	2.22	3.01
Less distributions from:
Net investment income	—	(0.12)
Net realized gains	—	(3.76)

Total distributions	—	(3.88)

Redemption fees	— (c)	—

Net asset value, end of period	$17.11	$14.89

Total Return (b)	14.91%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,831	$1,525
Ratios to average net assets:
Net expenses (d)	1.20%	1.20%
Gross expenses (d)	3.11%	13.07%
Net investment income (d)	1.76%	2.32%
Portfolio turnover rate	43%	63%

	Six Months	For the Period			For the Period
Selected data for a share of capital	Ended	6/1/11 to	Year Ended		12/31/08** to
stock outstanding throughout each period	6/30/12†	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$14.92	$19.49	$16.66	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	2.04	(0.90)	5.17	7.26	0.62

Total from investment operations	2.20	(0.76)	5.10	7.31	0.76
Less distributions from:
Net investment income	—	(0.06)	(0.04)	(0.17)	—
Net realized gains	—	(3.76)	(2.23)	(1.24)	—

Total distributions	—	(3.82)	(2.27)	(1.41)	—

Redemption fees	0.01	0.01	— (c)	—	—

Net asset value, end of period	$17.13	$14.92	$19.49	$16.66	$10.76

Total Return (b)	14.81%	–2.44%	33.01%	70.16%	7.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36,632	$1,138	$4,852	$2,463	$110
Ratios to average net assets:
Net expenses (d)	1.50%	1.80%	1.93%	2.00%	2.00%
Gross expenses (d)	1.89%	7.48%	5.66%	17.23%	214.80%
Net investment income (loss) (d)	1.93%	1.36%	–0.41%	0.32%	3.52%
Portfolio turnover rate	43%	63%	91%	138%	37%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

144  Semi-Annual Report

LAZARD INTERNATIONAL REALTY EQUITY PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	9/26/11* to
stock outstanding throughout each period	6/30/12†	12/31/11

Institutional Shares
Net asset value, beginning of period	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.17	0.03
Net realized and unrealized gain (loss)	2.20	0.05

Total from investment operations	2.37	0.08
Less distributions from:
Net investment income	—	(0.75)
Net realized gains	—	(0.23)

Total distributions	—	(0.98)

Redemption fees	— (c)	—

Net asset value, end of period	$14.55	$12.18

Total Return (b)	19.46%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,304	$1,914
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%
Gross expenses (d)	7.21%	17.38%
Net investment income (d)	2.41%	0.83%
Portfolio turnover rate	29%	41%

	Six Months	For the Period			For the Period
Selected data for a share of capital	Ended	6/1/11 to	Year Ended		12/31/08** to
stock outstanding throughout each period	6/30/12†	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$12.17	$16.98	$14.54	$15.39	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.05	0.16	0.28	0.10
Net realized and unrealized gain (loss)	2.18	(3.89)	3.99	1.40	5.29

Total from investment operations	2.35	(3.83)	4.15	1.68	5.39
Less distributions from:
Net investment income	—	(0.75)	(0.55)	(1.51)	—
Net realized gains	—	(0.23)	(1.16)	(1.05)	—

Total distributions	—	(0.98)	(1.71)	(2.56)	—

Redemption fees	— (c)	—	— (c)	—	—

Net asset value, end of period	$14.52	$12.17	$16.98	$14.54	$15.39

Total Return (b)	19.31%	–22.98%	29.13%	9.65%	53.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,666	$667	$1,716	$1,427	$424
Ratios to average net assets:
Net expenses (d)	1.60%	1.84%	1.96%	2.00%	2.00%
Gross expenses (d)	8.20%	16.46%	14.35%	25.27%	116.23%
Net investment income (d)	2.50%	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	29%	41%	54%	81%	5%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  145

LAZARD U.S. HIGH YIELD PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/12†	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Institutional Shares
Net asset value, beginning of period	$4.78	$4.88	$4.70	$3.78	$5.15	$5.36
Income (loss) from investment operations:
Net investment income (a)	0.17	0.35	0.35	0.34	0.38	0.40
Net realized and unrealized gain (loss)	0.10	(0.10)	0.18	0.92	(1.37)	(0.21)

Total from investment operations	0.27	0.25	0.53	1.26	(0.99)	0.19
Less distributions from:
Net investment income	(0.17)	(0.35)	(0.35)	(0.34)	(0.38)	(0.40)

Total distributions	(0.17)	(0.35)	(0.35)	(0.34)	(0.38)	(0.40)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$4.88	$4.78	$4.88	$4.70	$3.78	$5.15

Total Return (b)	5.66%	5.17%	11.78%	34.66%	–20.24%	3.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,532	$151,278	$112,427	$87,568	$34,262	$56,278
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.71%	0.73%	0.80%	0.89%	1.00%	0.90%
Net investment income (d)	6.94%	7.13%	7.38%	7.96%	8.10%	7.56%
Portfolio turnover rate	7%	27%	25%	17%	33%	20%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/12†	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$4.80	$4.90	$4.73	$3.79	$5.17	$5.37
Income (loss) from investment operations:
Net investment income (a)	0.16	0.33	0.34	0.33	0.37	0.39
Net realized and unrealized gain (loss)	0.11	(0.10)	0.17	0.94	(1.38)	(0.21)

Total from investment operations	0.27	0.23	0.51	1.27	(1.01)	0.18
Less distributions from:
Net investment income	(0.16)	(0.33)	(0.34)	(0.33)	(0.37)	(0.39)

Total distributions	(0.16)	(0.33)	(0.34)	(0.33)	(0.37)	(0.39)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.01

Net asset value, end of period	$4.91	$4.80	$4.90	$4.73	$3.79	$5.17

Total Return (b)	5.70%	4.89%	11.19%	34.40%	–20.35%	3.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,257	$11,602	$26,266	$6,126	$5,220	$1,776
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.21%	1.08%	1.13%	1.21%	1.74%	2.14%
Net investment income (d)	6.56%	6.72%	7.05%	7.74%	7.89%	7.24%
Portfolio turnover rate	7%	27%	25%	17%	33%	20%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

146  Semi-Annual Report

LAZARD U.S. MUNICIPAL PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.23	$10.00
Income from investment operations:
Net investment income (a)	0.08	0.17
Net realized and unrealized gain	0.07	0.27

Total from investment operations	0.15	0.44
Less distributions from:
Net investment income	(0.08)	(0.17)
Net realized gains	—	(0.04)

Total distributions	(0.08)	(0.21)

Redemption fees	— (c)	— (c)

Net asset value, end of period	$10.30	$10.23

Total Return (b)	1.46%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,934	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%	0.40%
Gross expenses (d)	1.66%	3.09%
Net investment income (d)	1.49%	1.97%
Portfolio turnover rate	14%	60%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/12†	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.23	$10.00
Income from investment operations:
Net investment income (a)	0.07	0.14
Net realized and unrealized gain	0.07	0.28

Total from investment operations	0.14	0.42
Less distributions from:
Net investment income	(0.06)	(0.15)
Net realized gains	—	(0.04)

Total distributions	(0.06)	(0.19)

Net asset value, end of period	$10.31	$10.23

Total Return (b)	1.31%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4	$103
Ratios to average net assets:
Net expenses (d)	0.70%	0.70%
Gross expenses (d)	19.73%	18.49%
Net investment income (d)	1.34%	1.69%
Portfolio turnover rate	14%	60%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  147

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/30/12* to 6/30/12†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.05
Net realized and unrealized loss	(0.04)

Total from investment operations	0.01
Less distributions from:
Net investment income	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$9.96

Total Return (b)	0.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,863
Ratios to average net assets:
Net expenses (c)	0.80%
Gross expenses (c)	11.18%
Net investment income (c)	1.95%
Portfolio turnover rate	13%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/30/12* to 6/30/12†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04
Net realized and unrealized loss	(0.05)

Total from investment operations	(0.01)
Less distributions from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.95

Total Return (b)	0.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26
Ratios to average net assets:
Net expenses (c)	1.10%
Gross expenses (c)	99.65%
Net investment income (c)	1.78%
Portfolio turnover rate	13%

*	Portfolio commenced operations on March 30, 2012.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

148  Semi-Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period					For the Period 3/26/08* to 12/31/08
		Year Ended
		12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$9.26	$9.96	$8.80	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04	0.12	0.12	0.14	0.21
Net realized and unrealized gain (loss)	0.31	(0.45)	1.16	1.42	(2.59)

Total from investment operations	0.35	(0.33)	1.28	1.56	(2.38)
Less distributions from:
Net investment income	—	(0.13)	(0.12)	(0.12)	(0.26)
Net realized gains	—	(0.24)	—	—	—

Total distributions	—	(0.37)	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.61	$9.26	$9.96	$8.80	$7.36

Total Return (b)	3.78%	–3.28%	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,484	$258,832	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.12%	1.13%	1.13%	1.16%	1.27%
Net investment income (d)	0.87%	1.25%	1.36%	1.72%	3.01%
Portfolio turnover rate	60%	155%	117%	113%	94%

	Six Months Ended 6/30/12†
Selected data for a share of capital stock outstanding throughout each period					For the Period 3/31/08* to 12/31/08
		Year Ended
		12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$9.26	$9.97	$8.80	$7.37	$9.95
Income (loss) from investment operations:
Net investment income (a)	0.02	0.08	0.06	0.12	0.30
Net realized and unrealized gain (loss)	0.31	(0.45)	1.20	1.41	(2.64)

Total from investment operations	0.33	(0.37)	1.26	1.53	(2.34)
Less distributions from:
Net investment income	—	(0.10)	(0.09)	(0.10)	(0.24)
Net realized gains	—	(0.24)	—	—	—

Total distributions	—	(0.34)	(0.09)	(0.10)	(0.24)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.59	$9.26	$9.97	$8.80	$7.37

Total Return (b)	3.56%	–3.72%	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,071	$6,111	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.60%	1.57%	1.52%	1.44%	1.93%
Net investment income (d)	0.43%	0.77%	0.66%	1.44%	4.68%
Portfolio turnover rate	60%	155%	117%	113%	94%

†	Unaudited.
*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  149

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2012 (unaudited)

1. Organization
The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twenty-two no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Concentrated Portfolio (formerly, Lazard U.S. Equity Value Portfolio), Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio, Lazard U.S. Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio, Lazard International Realty Equity Portfolio, Lazard U.S. High Yield Portfolio, Lazard U.S. Municipal Portfolio, Lazard Global Fixed Income Portfolio (commenced investment operations on March 30, 2012), Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios, other than the U.S. Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the U.S. Realty Equity Portfolio and the International Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of June 30, 2012.

Pursuant to an Agreement and Plan of reorganization dated as of June 29, 2011 (the “Plan”), between Trust for Professional Managers, on behalf of each of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund, and Grubb & Ellis AGA International Realty Fund (collectively, the “G&E Portfolios”), and the Fund, on behalf of Lazard U.S. Realty Income Portfolio, Lazard U.S. Realty Equity Portfolio and Lazard International Realty Equity Portfolio (collectively, the “Realty Portfolios”), the Fund acquired, in a tax-free reorganization, the assets and liabilities of the G&E Portfolios. The effective date of the reorganization, at which time shareholders of the respective G&E Portfolios became shareholders of the Open Share class of the respective Realty Portfolios, was the close of business on September 23, 2011. The Institutional Share class for each Realty Portfolio, which was not part of the Plan, commenced on September 26, 2011.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last sales prices at the close of business on the exchanges on which they trade (which is normally 4:10 p.m. Eastern time). Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of

150  Semi-Annual Report

securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices or relevant ADRs or future contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolio’s net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2012, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, U.S. High Yield Portfolio, U.S. Municipal Portfolio and Global Fixed Income Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Semi-Annual Report  151

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolios records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended June 30, 2012, Global Listed Infrastructure Portfolio, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, Global Fixed Income Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in forward currency contracts.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2012, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio
Purchased Options	Number of Contracts	Amount

Options outstanding at
beginning of period	26,700	$65,019
Options purchased	3,463,000	158,322
Options sold	(1,268,500)	(52,084)
Options exercised	(31,400)	(69,631)
Options expired	(34,800)	(38,274)
Options outstanding at
end of period	2,155,000	$63,352

Written Options	Number of Contracts	Premiums

Options outstanding at
beginning of period	23,000	$22,458
Options written	62,300	64,299
Options repurchased	(29,800)	(35,026)
Options exercised	(9,200)	(10,047)
Options expired	(41,300)	(38,059)
Options outstanding at
end of period	5,000	$3,625

Emerging Markets Debt Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at
beginning of period	97,800	$244,081
Options purchased	6,066,900	496,205
Options sold	(5,875,000)	(191,108)
Options exercised	(74,000)	(176,615)
Options expired	(197,700)	(353,870)
Options outstanding at
end of period	18,000	$18,693

Written Options	Number of Contracts	Premiums

Options outstanding at
beginning of period	74,000	$72,635
Options written	323,800	333,716
Options repurchased	(95,000)	(251,760)
Options exercised	(45,500)	(39,730)
Options expired	(257,300)	(114,861)
Options outstanding at
end of period	—	$—

Capital Allocator Opportunistic Strategies Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at
beginning of period	7,084	$4,317,455
Options purchased	2,000	443,890
Options expired	(7,084)	(4,317,455)
Options outstanding at
end of period	2,000	$443,890

152  Semi-Annual Report

Written Options	Number of Contracts	Premiums

Options outstanding at
beginning of period	—	$—
Options written	500	58,624
Options expired	(500)	(58,624)
Options outstanding at
end of period	—	$—

None of the other Portfolios in the fund traded in options during the period ended June 30, 2012.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the period ended June 30, 2012, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2011, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

U.S. Equity Concentrated	$ 572,109	$ 1,691,984
U.S. Strategic Equity	4,080,017	14,362,392
U.S. Mid Cap Equity	28,014,052	40,427,588
International Equity	1,140,249	30,343,230
International Equity Select	530,749	2,653,216
International Strategic Equity	15,180,835	60,710,573
International Small Cap Equity	26,319,540	50,821,243
U.S. High Yield	1,590,717	5,346,242

Semi-Annual Report  153

Portfolio		Expiring 2018

International Equity		$ 5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,477
U.S. High Yield		378,664

Portfolio	Unlimited Short-Term Capital Losses	Unlimited Long-Term Capital Losses

Emerging Markets Equity Blend	$ 94,103	$ 174,675
Emerging Markets Multi-Strategy	365,947	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended De-cember 31, 2011, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011 as follows:

Portfolio	Amount

U.S. Small-Mid Cap Equity	$2,807,165
International Equity Select	3,652
Emerging Markets Equity	11,328,173
Developing Markets Equity	5,213,577
Emerging Markets Equity Blend	1,092,258
Emerging Markets Multi-Strategy	501,303
Emerging Markets Debt	729,354
International Realty Equity	91,345
U.S. Municipal	83,574
Capital Allocator Opportunistic Strategies	824,195

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Portfolios’ 2011 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt, U.S. High Yield, U.S. Municipal and Global Fixed Income Portfolios and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure and U.S. Realty Income Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Offering Costs—Cost incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

154  Semi-Annual Report

(l) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(m) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Concentrated	0.70%
U.S. Strategic Equity	0.70
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
Global Listed Infrastructure	0.90
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.05
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
U.S. Realty Income	0.75
U.S. Realty Equity	0.80

Portfolio	Annual Rate

International Realty Equity	0.90%
U.S. High Yield	0.55
U.S. Municipal	0.25
Global Fixed Income	0.50
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Concentrated*	0.95%	1.25%
U.S. Strategic Equity	0.75	1.05
U.S. Mid Cap Equity	1.05	1.35
U.S. Small-Mid Cap Equity	1.15	1.45
Global Listed Infrastructure	1.30	1.60
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.35	1.65
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt	1.00	1.30
U.S. Realty Income	1.15	1.45
U.S. Realty Equity	1.20	1.50
International Realty Equity	1.30	1.60
U.S. High Yield	0.55	0.85
U.S. Municipal	0.40	0.70
Global Fixed Income	0.80	1.10
Capital Allocator Opportunistic Strategies	1.02	1.32

*	From January 1, 2012 to May 30, 2012, the expense caps were 0.75% and 1.05% for Institutional shares and Open shares, respectively.

During the period ended June 30, 2012, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

U.S. Equity
Concentrated	$68,174	$19,957	$1,053	$6,810
U.S. Strategic Equity	80,725	—	13,392	—
International Equity Select	16,807	47,939	10,990	36,373
International Small Cap Equity	9,843	—	3,832	—

Semi-Annual Report  155

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Equity Blend	$—	$—	$6,816	$—
Emerging Markets Multi-Strategy	103,057	—	2,877	4,045
Emerging Markets Debt	—	—	2,246	3,772
U.S. Realty Income	9,327	—	4,467	—
U.S. Realty Equity	6,838	6,113	33,417	—
International Realty Equity	9,864	46,008	5,934	31,137
U.S. High Yield	134,345	—	9,150	—
U.S. Municipal	19,260	68,182	87	6,521
Global Fixed Income	4,572	83,031	29	2,518
Capital Allocator Opportunistic Strategies	132,537	—	7,615	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each respective Portfolio’s net assets reach $25 million. During the period ended June 30, 2012, State Street waived its fees as follows:

Portfolio	Amount

U.S. Equity Concentrated	$7,813
U.S. Realty Equity	4,688
International Realty Equity	9,375
U.S. Municipal	9,375
Global Fixed Income	4,688

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the period ended June 30, 2012, BFDS waived its fees as follows:

Portfolio	Amount

U.S. Realty Income	$3,580
U.S. Realty Equity	3,538
International Realty Equity	5,955
Global Fixed Income	5,725

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

156  Semi-Annual Report

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2012 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Concentrated	$64,566,783	$34,367,319
U.S. Strategic Equity	30,787,518	25,890,355
U.S. Mid Cap Equity	75,795,912	128,634,838
U.S. Small-Mid Cap Equity	129,532,370	118,848,905
Global Listed Infrastructure	22,711,770	11,708,744
International Equity	28,667,742	31,996,287
International Equity Select	1,195,510	2,243,833
International Strategic Equity	406,170,733	159,869,514
International Small Cap Equity	16,393,465	17,310,275
Emerging Markets Equity	1,500,824,308	1,598,688,024
Developing Markets Equity	214,429,046	117,676,699
Emerging Markets Equity Blend	69,647,452	31,716,580
Emerging Markets Multi-Strategy	36,620,315	33,462,797
Emerging Markets Debt	194,206,706	113,463,834
U.S. Realty Income	33,736,459	7,551,689
U.S. Realty Equity	40,912,493	8,729,642
International Realty Equity	1,770,820	983,090
U.S. High Yield	23,080,934	12,094,039
U.S. Municipal	10,018,359	2,115,250
Global Fixed Income	4,321,511	445,068
Capital Allocator Opportunistic Strategies	143,682,796	139,574,343

For the period ended June 30, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00% from January 1, 2012 to June 30, 2012, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee from January 1, 2012 to June 30, 2012 on the unused portion of the commitment, payable quarterly in arrears. For the six months ended June 30, 2012, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

U.S. Equity Concentrated	$100,000	$100,000	1.17%	1
U.S. Strategic Equity	720,000	720,000	1.18	1
U.S. Mid Cap Equity	3,890,625	25,800,000	1.16	8
U.S. Small-Mid Cap Equity	21,000,000	21,000,000	1.19	3
Global Listed Infrastructure	568,571	1,060,000	1.15	7
International Equity	3,800,000	4,200,000	1.16	3
International Equity Select	506,714	654,000	1.14	7
International Small Cap Equity	158,000	470,000	1.15	5
Emerging Markets Equity	27,770,000	45,570,000	1.15	4
International Realty Equity	10,200	14,300	1.15	9
U.S. Municipal	4,000	4,000	1.17	1

*	For days borrowings were outstanding.

7. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Semi-Annual Report  157

9. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each invest ment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

U.S. Equity Concentrated Portfolio
Common Stocks	$42,814,581	$—	$—	$42,814,581
Short-Term Investment	—	4,474,222	—	4,474,222
Total	$42,814,581	$4,474,222	$—	$47,288,803

U.S. Strategic Equity Portfolio
Common Stocks	$79,133,789	$—	$—	$79,133,789
Preferred Stock	—	—	732,860	732,860
Short-Term Investment	—	912,955	—	912,955
Total	$79,133,789	$912,955	$732,860	$80,779,604

U.S. Mid Cap Equity Portfolio
Common Stocks	$93,874,765	$—	$—	$93,874,765
Preferred Stock	—	—	2,112,920	2,112,920
Short-Term Investment	—	341,364	—	341,364
Total	$93,874,765	$341,364	$2,112,920	$96,329,049

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$204,557,289	$—	$—	$204,557,289
Preferred Stock	—	—	731,891	731,891
Repurchase Agreement	—	3,625,000	—	3,625,000
Total	$204,557,289	$3,625,000	$731,891	$208,914,180

158  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Global Listed Infrastructure Portfolio
Assets:
Common Stocks
Australia	$—	$21,452,861	$—	$21,452,861
Austria	—	2,632,054	—	2,632,054
France	—	4,631,652	—	4,631,652
Germany	—	8,144,553	—	8,144,553
Italy	—	25,196,174	—	25,196,174
Japan	—	18,460,513	—	18,460,513
Mexico	3,049,443	—	—	3,049,443
South Korea	—	3,573,337	—	3,573,337
Spain	217,102	11,147,838	—	11,364,940
Switzerland	—	4,022,560	—	4,022,560
United Kingdom	—	666,576	—	666,576
United States	18,596,663	—	—	18,596,663
Short-Term Investment	—	1,336,241	—	1,336,241
Other Financial Instruments*
Forward Currency Contracts	—	1,726,610	—	1,726,610
Total	$21,863,208	$102,990,969	$—	$124,854,177

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(391,516)	$—	$(391,516)

International Equity Portfolio
Common Stocks
Australia	$—	$6,825,525	$—	$6,825,525
Belgium	—	3,789,570	—	3,789,570
Brazil	1,953,092	—	—	1,953,092
Canada	2,504,317	—	—	2,504,317
China	—	719,892	—	719,892
Denmark	—	1,151,652	—	1,151,652
Finland	—	1,272,723	—	1,272,723
France	—	11,865,846	—	11,865,846
Germany	—	9,016,506	—	9,016,506
Indonesia	916,444	—	—	916,444
Ireland	860,320	—	—	860,320
Italy	—	922,597	—	922,597
Japan	—	14,920,112	—	14,920,112
Mexico	197,449	—	—	197,449
Netherlands	—	1,735,021	—	1,735,021
New Zealand	—	873,567	—	873,567
Russia	—	1,582,070	—	1,582,070
South Korea	—	3,079,983	—	3,079,983
Spain	—	2,662,709	—	2,662,709
Sweden	—	4,150,633	—	4,150,633
Switzerland	—	3,799,005	—	3,799,005
Turkey	—	564,409	—	564,409
United Kingdom	—	27,281,637	—	27,281,637
Repurchase Agreement	—	5,816,000	—	5,816,000
Total	$6,431,622	$102,029,457	$—	$108,461,079

Semi-Annual Report  159

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

International Equity Select Portfolio
Common Stocks
Australia	$—	$326,176	$—	$326,176
Belgium	—	230,274	—	230,274
Brazil	302,278	—	—	302,278
Canada	82,391	—	—	82,391
China	—	119,803	—	119,803
Finland	—	69,770	—	69,770
France	—	591,283	—	591,283
Germany	—	430,136	—	430,136
Hong Kong	125,741	—	—	125,741
Indonesia	94,529	71,987	—	166,516
Ireland	68,613	—	—	68,613
Italy	—	57,207	—	57,207
Japan	—	618,139	—	618,139
Mexico	11,486	—	—	11,486
Netherlands	—	62,577	—	62,577
Norway	—	43,695	—	43,695
Russia	51,411	137,658	—	189,069
South Africa	—	109,467	—	109,467
South Korea	—	170,987	—	170,987
Sweden	—	228,730	—	228,730
Switzerland	—	204,155	—	204,155
Taiwan	—	135,053	—	135,053
Thailand	—	98,727	—	98,727
Turkey	—	65,599	—	65,599
United Kingdom	—	1,558,814	—	1,558,814
Short-Term Investment	—	203,166	—	203,166
Total	$736,449	$5,533,403	$—	$6,269,852

International Strategic Equity Portfolio
Common Stocks
Australia	$—	$62,333,516	$—	$62,333,516
Belgium	—	19,118,961	—	19,118,961
Bermuda	—	7,083,050	—	7,083,050
Brazil	5,072,119	—	—	5,072,119
Canada	15,509,655	—	—	15,509,655
China	—	3,817,780	—	3,817,780
Egypt	—	2,330,055	—	2,330,055
Finland	—	22,844,080	—	22,844,080
France	—	74,618,199	—	74,618,199
Germany	—	48,156,343	—	48,156,343
Indonesia	—	27,189,858	—	27,189,858
Ireland	11,921,360	15,117,509	—	27,038,869
Japan	—	75,607,331	—	75,607,331
Netherlands	—	12,529,269	—	12,529,269
Philippines	—	6,547,737	—	6,547,737
Russia	—	12,079,024	—	12,079,024
South Africa	—	25,998,325	—	25,998,325
South Korea	—	18,620,128	—	18,620,128
Spain	—	6,540,331	—	6,540,331
Sweden	—	12,534,524	—	12,534,524
Switzerland	—	34,119,180	—	34,119,180
Thailand	—	14,482,592	—	14,482,592
United Kingdom	—	226,763,444	—	226,763,444
Short-Term Investment	—	46,197,221	—	46,197,221
Total	$32,503,134	$774,628,457	$—	$807,131,591

160  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

International Small Cap Equity Portfolio
Common Stocks	$—	$57,313,329	$—	$57,313,329
Right	—	20,596	—	20,596
Short-Term Investment	—	761,104	—	761,104
Total	$—	$58,095,029	$—	$58,095,029

Emerging Markets Equity Portfolio
Common Stocks
Argentina	$68,848,743	$—	$—	$68,848,743
Brazil	2,395,487,511	—	—	2,395,487,511
Canada	105,395,949	—	—	105,395,949
China	138,848,100	442,615,563	—	581,463,663
Colombia	5,537,707	—	—	5,537,707
Egypt	—	345,692,764	—	345,692,764
France	—	123,487,741	—	123,487,741
Hong Kong	254,423,465	104,303,248	—	358,726,713
Hungary	—	193,576,136	—	193,576,136
India	74,903,598	724,257,285	—	799,160,883
Indonesia	328,810,839	541,624,876	—	870,435,715
Malaysia	—	111,984,626	—	111,984,626
Mexico	733,350,846	—	—	733,350,846
Pakistan	—	190,457,094	—	190,457,094
Philippines	327,803,940	—	—	327,803,940
Russia	382,823,280	861,409,925	—	1,244,233,205
South Africa	—	1,712,865,990	—	1,712,865,990
South Korea	—	2,031,112,574	—	2,031,112,574
Taiwan	—	666,809,316	—	666,809,316
Thailand	26,733,665	295,128,180	—	321,861,845
Turkey	—	867,496,397	—	867,496,397
United Kingdom	—	30,205,470	—	30,205,470
Preferred Stocks	294,932,397	—	—	294,932,397
Short-Term Investment	—	343,246,345	—	343,246,345
Total	$5,137,900,040	$9,586,273,530	$—	$14,724,173,570

Developing Markets Equity Portfolio
Common Stocks
Brazil	$30,222,811	$—	$—	$30,222,811
China	3,736,092	72,395,576	—	76,131,668
Colombia	5,411,134	—	—	5,411,134
India	11,758,305	8,025,611	—	19,783,916
Indonesia	—	9,508,048	—	9,508,048
Kazakhstan	1,155,710	3,262,929	—	4,418,639
Mexico	17,660,333	—	—	17,660,333
Peru	6,621,814	—	—	6,621,814
Philippines	—	3,506,284	—	3,506,284
Qatar	—	3,325,073	—	3,325,073
Russia	15,303,210	43,875,966	—	59,179,176
South Africa	10,062,218	9,755,296	—	19,817,514
South Korea	—	18,262,474	—	18,262,474
Taiwan	—	14,062,846	—	14,062,846
Thailand	—	4,109,277	—	4,109,277
Turkey	—	4,294,062	—	4,294,062
United States	2,064,179	—	—	2,064,179
Preferred Stocks	20,666,275	—	—	20,666,275
Short-Term Investment	—	13,967,845	—	13,967,845
Total	$124,662,081	$208,351,287	$—	$333,013,368

Semi-Annual Report  161

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Emerging Markets Equity Blend Portfolio
Common Stocks
Argentina	$491,221	$—	$—	$491,221
Brazil	16,778,072	—	—	16,778,072
Canada	1,216,472	—	—	1,216,472
China	37,345	19,632,372	—	19,669,717
Colombia	1,785,196	—	—	1,785,196
Egypt	—	3,577,766	—	3,577,766
Hong Kong	1,355,816	—	—	1,355,816
Hungary	—	1,480,554	—	1,480,554
India	2,660,537	—	—	2,660,537
Indonesia	2,237,828	3,938,161	—	6,175,989
Kazakhstan	780,457	—	—	780,457
Mexico	13,111,634	—	—	13,111,634
Philippines	2,460,811	—	—	2,460,811
Russia	5,707,616	17,841,487	—	23,549,103
South Africa	—	9,312,274	—	9,312,274
South Korea	—	18,560,535	—	18,560,535
Taiwan	1,423,700	6,597,516	—	8,021,216
Thailand	1,183,115	—	—	1,183,115
Turkey	3,791,973	2,146,214	—	5,938,187
United States	663,927	—	—	663,927
Preferred Stocks	7,878,924	—	—	7,878,924
Short-Term Investment	—	8,829,225	—	8,829,225
Total	$63,564,644	$91,916,104	$—	$155,480,748

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks
Argentina	$115,929	$—	$—	$115,929
Brazil	3,634,381	—	—	3,634,381
Cambodia	—	85,064	—	85,064
Canada	229,486	—	—	229,486
China	71,151	4,073,340	—	4,144,491
Colombia	334,592	—	—	334,592
Egypt	149,135	588,318	—	737,453
Hong Kong	262,416	351,136	—	613,552
Hungary	—	284,834	—	284,834
India	489,391	—	—	489,391
Indonesia	430,151	854,162	—	1,284,313
Kazakhstan	152,963	—	—	152,963
Mexico	2,569,307	—	—	2,569,307
Pakistan	—	91,571	—	91,571
Philippines	472,739	—	—	472,739
Russia	1,097,776	3,528,473	—	4,626,249
South Africa	—	1,967,386	—	1,967,386
South Korea	862,686	3,002,489	—	3,865,175
Taiwan	598,454	1,051,818	—	1,650,272
Thailand	216,688	96,744	—	313,432
Turkey	723,868	709,453	—	1,433,321
United Kingdom	—	96,667	—	96,667
United States	122,760	—	—	122,760
Preferred Stocks	1,665,604	—	—	1,665,604
Corporate Bonds	—	4,680,033	—	4,680,033
Foreign Government Obligations	—	12,418,395	—	12,418,395

162  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Emerging Markets Multi-Strategy Portfolio (continued)
Assets:
Quasi Government Bonds	$—	$1,104,027	$—	$1,104,027
Supranationals	—	139,614	—	139,614
Short-Term Investment	—	16,198,359	—	16,198,359
Other Financial Instruments*
Credit Default Swap Agreements	—	21,330	—	21,330
Forward Currency Contracts	—	239,587	—	239,587
Purchased Options	—	111,536	—	111,536

Total	$14,199,477	$51,694,336	$—	$65,893,813

Liabilities:
Other Financial Instruments*
Credit Default Swap Agreements	$—	$(15,717)	$—	$(15,717)
Forward Currency Contracts	—	(262,475)	—	(262,475)
Interest Rate Swap Agreements	—	(53,385)	—	(53,385)
Written Option	—	(3,625)	—	(3,625)

Total	$—	$(335,202)	$—	$(335,202)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$17,273,172	$—	$17,273,172
Foreign Government Obligations	—	150,802,992	—	150,802,992
Quasi Government Bonds	—	13,411,245	—	13,411,245
Supranationals	—	1,317,005	—	1,317,005
Short-Term Investment	—	10,100,871	—	10,100,871
Other Financial Instruments*
Forward Currency Contracts	—	634,202	—	634,202
Purchased Option	—	11,340	—	11,340

Total	$—	$193,550,827	$—	$193,550,827

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(487,560)	$—	$(487,560)

U.S. Realty Income Portfolio
Closed-End Management Investment Company	$236,208	$—	$—	$236,208
Common Stock	2,326,850	—	—	2,326,850
Preferred Stocks	19,960,425	—	—	19,960,425
Real Estate Investment Trusts	30,564,888	—	—	30,564,888
Coporate Bond	—	782,402	—	782,402
Short-Term Investment	—	1,240,114	—	1,240,114

Total	$53,088,371	$2,022,516	$—	$55,110,887

U.S. Realty Equity Portfolio
Common Stocks	$4,071,942	$—	$—	$4,071,942
Real Estate Investment Trusts	32,479,203	—	—	32,479,203
Short-Term Investment	—	2,363,092	—	2,363,092

Total	$36,551,145	$2,363,092	$—	$38,914,237

Semi-Annual Report  163

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

International Realty Equity Portfolio
Common Stocks
Australia	$—	$151,947	$—	$151,947
Brazil	372,574	—	—	372,574
China	—	392,536	—	392,536
Hong Kong	—	571,304	—	571,304
Japan	—	651,567	—	651,567
Luxembourg	—	110,038	—	110,038
Norway	—	90,801	—	90,801
Singapore	—	86,349	—	86,349
United States	187,019	—	—	187,019
Real Estate Investment Trusts
Australia	—	435,212	—	435,212
Brazil	28,678	—	—	28,678
Canada	34,541	—	—	34,541
France	—	277,771	—	277,771
Italy	—	103,642	—	103,642
Japan	—	105,090	—	105,090
Singapore	—	89,766	—	89,766
United Kingdom	—	170,705	—	170,705
Short-Term Investment	—	148,143	—	148,143

Total	$622,812	$3,384,871	$—	$4,007,683

U.S. High Yield Portfolio
Corporate Bonds	$—	$170,310,430	$—	$170,310,430
Short-Term Investment	—	7,603,056	—	7,603,056

Total	$—	$177,913,486	$—	$177,913,486

U.S. Municipal Portfolio
Municipal Bonds	$—	$19,300,468	$—	$19,300,468
Short-Term Investment	—	410,869	—	410,869

Total	$—	$19,711,337	$—	$19,711,337

Global Fixed Income Portfolio
Assets:
Corporate Bonds	$—	$1,387,863	$—	$1,387,863
Foreign Government Obligations	—	1,855,916	—	1,855,916
Quasi Government Bonds	—	276,039	—	276,039
Supranationals	—	292,050	—	292,050
Short-Term Investment	—	35,117	—	35,117
Other Financial Instruments*
Forward Currency Contracts	—	26,281	—	26,281

Total	$—	$3,873,266	$—	$3,873,266

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(24,458)	$—	$(24,458)

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$216,089,117	$—	$—	$216,089,117
Closed-End Management Investment Companies	26,466,858	—	—	26,466,858
Short-Term Investment	—	17,143,661	—	17,143,661
Other Financial Instruments*
Forward Currency Contracts	—	212,449	—	212,449
Purchased Option	156,000	—	—	156,000
Total Return Swap Agreements	—	461,844	—	461,844

Total	$242,711,975	$17,817,954	$—	$260,529,929

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

164  Semi-Annual Report

Certain common stocks (see footnote (f) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The options included in Level 2 were valued at the last sales prices at the close of business of the exchanges on which they trade. The swap agreements included in Level 2 were valued by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that is working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes consideration of the price paid in previous transactions in the stock and other significant unobservable inputs, including the continued monitoring of the implementation of the company’s business plan, the application and timeliness of financing activities, the number and timing of scheduled openings of charging stations, and the production and availability of vehicles that would make use of the company’s services. Significant increases (decreases) in any of these inputs, in isolation or in combination, could result in a significantly higher (lower) fair value measurement.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Emerging Market Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi-Strategy, and International Realty Equity Portfolios are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met (other than those securities described in footnote (f) in the Notes to Portfolios of Investments). There were no significant transfers into or out of Levels 1, 2, or 3 during the period ended June 30, 2012.

For further information regarding security characteristics see Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2012:

Description	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2012	Net Change in Unrealized Depreciation from Investments Still Held at June 30, 2012

U.S. Strategic Equity
Preferred Stock	$823,560	$—	$—	$(99,700)	$—	$—	$—	$—	$723,860	$(99,700)

U.S. Mid Cap Equity
Preferred Stock	$2,374,420	$—	$—	$(261,500)	$—	$—	$—	$—	$2,112,920	$(261,500)

U.S. Small-Mid Cap Equity
Preferred Stock	$822,471	$—	$—	$(90,580)	$—	$—	$—	$—	$731,891	$(90,580)

U.S. High Yield*
Corporate Bonds	$—	$—	$(780,270)	$780,270	$—	$—	$—	$—	$—	$—

*	The realized loss shown for the Portfolio reflects the write-off of securities that had previously been reported in the Portfolio of Investments at zero market value.

Semi-Annual Report  165

10. Derivative Instruments
Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $208,763,821 and $215,151,882, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,726,610

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(391,516)

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,152,044

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(174,414)
Emerging Markets Multi-Strategy Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $76,882,278 and $75,452,346, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$21,330

Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$239,587

Gross unrealized appreciation on purchased options	$48,184

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$(15,717)

Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(262,475)

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$(53,385)

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(27,850)

Foreign Exchange Risk:
Net realized gain on forward currency contracts	$95,576

Net realized gain on options	$20,081

Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(61,758)

166  Semi-Annual Report

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$5,653

Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(33,358)

Net change in unrealized appreciation on options	$81,853

Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(62,733)

Emerging Markets Debt Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $129,248,586 and $127,449,026, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$634,202

Gross unrealized depreciation on purchased options	$(7,353)

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(487,560)

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized gain on credit default swap agreement	$14,663

Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(230,692)
Net realized gain on options	$48,858

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreement	$(15,984)

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$245,244
Net change in unrealized appreciation on options	$127,154

Global Fixed Income Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $4,859,891 and $5,458,100, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$26,281

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$(24,458)

Semi-Annual Report  167

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(35,799)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$1,823

Capital Allocator Opportunistic Strategies Portfolio
During the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $42,643,005 and $46,786,530, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized depreciation on purchased option	$(287,890)

Gross unrealized appreciation on total return swap agreements	$461,844

Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$212,449

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on options	$(4,258,831)
Net realized gain on total return swap agreements	$2,101,315

Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(507,118)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on options	$4,022,481
Net change in unrealized depreciation on total return swap agreements	$(727,604)

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$44,875

None of the other Portfolios in the Fund traded in derivatives during the period ended June 30, 2012.

See Notes 2(d), 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

168  Semi-Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A special meeting of shareholders of the U.S. Equity Value Portfolio (subsequently renamed the U.S. Equity Concentrated Portfolio) was held on May 15, 2012, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1:
To approve changing the sub-classification of the Portfolio from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Act.

For	Against	Abstain

1,100,407	0	0

Semi-Annual Report  169

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors (3):
Kenneth S. Davidson (67)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (49)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (82)	Director (October 1991)	Private Investor

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (68)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman(1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors (4):
Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2012, 28 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

170  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers (3):

Nathan A. Paul (39)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  171

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Considerations of Management Agreements

Multi-Asset Targeted Volatility Portfolio
At the meeting of the Board held on March 15, 2012, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Multi-Asset Targeted Volatility Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager referenced the Investment Manager’s written presentation and discussions in connection with the June 1, 2011, August 3, 2011 and November 17, 2011 meetings (the “Previous Meetings”) for the existing Portfolios relevant to, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard funds complex of 26 active investment portfolios comprised approximately $18 billion of the $141 billion of total assets under the management of the Investment

Manager and its global affiliates as of December 31, 2011); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Investment Manager’s representatives confirmed that there had been no material changes to the information provided to the Board in connection with the Previous Meetings. The Board received a presentation on the New Portfolio from the portfolio manager, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to an $18 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the two Lipper comparison groups for the New Portfolio (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the New Portfolio to the Groups, and the Directors noted the

172  Semi-Annual Report

methodology and assumptions used in the comparison, including that Lipper’s management fee comparisons and the rankings used therein did not include fixed dollar amounts paid to administrators (which, for the New Portfolio, would be paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). It was noted that such fixed fees could affect rankings if included in Lipper’s analysis. The proposed management fee for the New Portfolio was higher than each Group median, and the projected net expense ratios for the New Portfolio were at, or approximately at, each Group median. The Directors also reviewed a supplemental fee analysis of a group of comparison funds prepared by the Investment Manager showing that the management fee average and median of the comparison group were higher than the proposed management fee for the New Portfolio, and the representatives of the Investment Manager explained the relevance of the supplemental fee analysis. There were no funds, or other accounts advised or sub-advised by the Investment Manager or separately managed accounts or other clients of the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (“Similar Accounts”).

Performance. Since the New Portfolio had not yet commenced operations, there was no performance for the Directors to consider. The Directors were provided with performance composite information for the underlying strategies in which it was anticipated that the New Portfolio’s assets would initially be invested.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio until assets grew well beyond the initial assets, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least one year following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives referred to information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeep-ing services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with a $141 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

Semi-Annual Report  173

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio.

All Other Portfolios
At the meeting of the Board held on May 30, 2012, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios (except the U.S. Realty Income, U.S. Realty Equity, International Realty Equity and Global Fixed Income Portfolios, which had recently commenced operations and for which the Management Agreement was not up for approval until 2013), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard funds complex of 28 active investment portfolios funds comprised approximately $20 billion of the nearly $141 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2012). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $20 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2012) information prepared by Lipper, noting the limitations of certain Groups and broader universes (each, a “Universe”). For the Global Listed Infrastructure, Emerging Markets Debt and Capital Allocator Opportunistic Strategies Portfolios, it was noted that the relevant Group and/or Universe may not provide the most appropriate comparison given the specialty nature of the Portfolios’ investment strategies. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the actual and contractual management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons and the rankings used therein include administrative fees (which, for the Portfolios, are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Lipper’s analysis,1 it was noted that, for at least one share class of each Portfolio, contractual management fees are at or below the median of the relevant Group, except for the International Equity Select, Emerging Markets

1

For the U.S. Equity Concentrated Portfolio (formerly known as Lazard U.S. Equity Value Portfolio), the primary Lipper comparisons (described herein) were based on the Portfolio’s investment strategies and expense limitations in effect during the relevant period of the comparisons. The Directors also were provided with supplemental comparisons of the Portfolio’s Institutional Shares based on the Portfolio’s anticipated investment strategies and higher expense limitation to take effect May 31, 2012, and the results of these comparisons were substantially similar to those of the primary comparisons.

174  Semi-Annual Report

Equity Blend and Emerging Markets Multi-Strategy Portfolios (for which, for each Portfolio except the Emerging Markets Debt and Capital Allocator Opportunistic Strategies Portfolios, for at least one share class the contractual management fee was generally near the median), and that, for at least one share class of each Portfolio, the actual management fee was approximately at or below the median of the relevant Group. It also was noted that, except for the Emerging Markets Debt Portfolio, for at least one share class of all Portfolios, expense ratios were within the range of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered, with respect to each Portfolio, management fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Lipper’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and/or Universe over measurement periods up to ten years through March 31, 2012.

For the Portfolios’ performance, both share classes of the U.S. Equity Concentrated, U.S. Strategic Equity, International Equity, International Equity Select, International Strategic Equity, Emerging Markets Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi-Strategy and Capital Allocator Opportunistic Strategies Portfolios were above the median of the Group and/or Universe for most periods; one share class of the U.S. Small-Mid Cap Equity and Emerging Markets Debt Portfolios was at or above the Group and/or Universe medians for most periods; both share classes of the International Small Cap Equity and High Yield Portfolios were vari-

ously above, at and/or below the Group and Universe medians for all periods; and both share classes of the U.S. Mid Cap Equity, Global Listed Infrastructure and U.S. Municipal Portfolios were approximately at or below the Group and Universe medians for all periods.

The Directors had received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2011 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and

Semi-Annual Report  175

other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $141 billion global asset management business.

•

The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

176  Semi-Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2012 Lazard Asset Management LLC

6/12 LZDPS013

Lazard Funds

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 10, 2012

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 10, 2012